                                                              NUVEEN Investments

                          Nuveen Municipal Bond Funds

                                        Annual Report dated April 30, 2002


Dependable, tax-free income to help you keep more of what you earn.

                              [PHOTO APPEARS HERE]


Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund



                                  It's not what you earn, it's what you keep.(R)

Receive your Nuveen Fund updates faster than ever!

By registering for online access you can view and save on your computer the Fund information you currently receive in the mail. This information then can be retrieved any time and you can select only the specific pages you want to view or print.

Once you sign up, you'll receive an e-mail notice the moment Fund reports are ready. This notice will contain a link to the report -- all you have to do is click on the Internet address provided. You'll be saving time as well as saving printing and distribution expenses for your Fund.

Registering for electronic access is easy and only takes a few minutes. (see instructions at right)

Your e-mail address is strictly confidential and will not be used for anything other than notifications of shareholder information.

And if you decide you don't like receiving your reports electronically, it's a simple process to go back to regular mail delivery.


Sign up today -- here's what you need to do

If your Nuveen Fund dividends and statements COME DIRECTLY TO YOU FROM NUVEEN, follow the steps outlined below:

1. Go to www.nuveen.com.

2. Select the Access Account tab. Select the E-Report Enrollment section. Click on Enrollment Page.

3. You'll be taken to a screen that asks for your Social Security number and e-mail address. Fill in this information, then click Enroll.

4. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

5. Use this same process if you need to change your registration information or cancel Internet viewing.

If your Nuveen Fund dividends and statements COME FROM YOUR FINANCIAL ADVISOR BROKERAGE ACCOUNT, follow the steps outlined below:

1. Go to www.investordelivery.com.

2. Look at the address sheet that accompanied this report. Enter the personal 13-character enrollment number imprinted near your name on the address sheet.

3. You'll be taken to a page with several options. Select the New
   Enrollment-Create screen. Once there, enter your e-mail address (yourID@providerID.com), and a personal, 4-digit PIN of your choice. (Pick a number that's easy to remember.)

4. Click Submit. Confirm the information you just entered is correct, then click Submit again.

5. You should get a confirmation e-mail within 24 hours. If you do not, go back through these steps to make sure all the information is correct.

6. Use this same process if you need to change your registration information or cancel internet viewing.


Must be preceded by or accompanied by a prospectus.

NOT FDIC INSURED   |   MAY LOSE VALUE   |   NO BANK GUARANTEE

Dear Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Tax-free municipal bonds can provide not only current income, but also the potential for future growth. When your investment returns aren't reduced by taxes each year, more earnings remain in your account, where they can compound and help you generate and preserve wealth.

During the period covered by this report, your Fund continued to meet its primary objective of providing you with dependable, tax-free income to help you keep more of what you earn. Detailed information on your Fund's performance can be found in the Portfolio Managers' Comments and Fund spotlight sections of this report. I urge you to take the time to read them.

I also urge you to consider receiving future Fund reports and other information electronically via the Internet and e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower Fund expenses. Sign up is quick and easy -- see the inside front cover of this report for detailed instructions.

In addition to providing you with dependable, tax-free income, your Nuveen Fund also features several characteristics that can help make it an essential part of your overall investment strategy. These include careful research, constant surveillance and judicious trading by Nuveen's seasoned portfolio management team, with every action designed to supplement income, improve Fund structure, better adapt to current market conditions or increase diversification. In uncertain markets like these, prudent investors understand the importance of diversification, balance, and risk management, all attributes your Nuveen Fund can bring to your portfolio.

For more than 100 years, Nuveen has specialized in offering quality investments such as these Nuveen Funds to those seeking to accumulate and preserve wealth. Our mission continues to be to assist you and your financial advisor by offering the investment services and products that can help you meet your financial objectives. We thank you for continuing to choose Nuveen Investments as a partner as you work toward that goal.

Sincerely,

/s/ TIMOTHY R. SCHWERTFEGER

Timothy R. Schwertfeger
Chairman of the Board

June 17, 2002



           "I also urge you to consider receiving future Fund reports and other information electronically . . . see the
         inside front cover of this report for detailed instructions."


                             Annual Report | Page 1

Portfolio Managers' Comments

In the following Q&A, portfolio managers Rick Huber, Steve Krupa, John Miller, and Tom Spalding examine economic and market conditions, key investment strategies, and the performance of the Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, and Nuveen Limited Term Municipal Bond Fund.

Rick, who has 17 years of investment experience, has managed the All-American Fund and Limited Term Fund since 1994. Steve, meanwhile, has managed the Insured Fund since 1993 and recorded over 20 years of investment experience with Nuveen. John's experience with Nuveen totals 6 years, and he has managed the High Yield Fund since 2000. Finally, Tom, who has managed the Intermediate Duration Fund since 1978, is a 25-year Nuveen veteran.

--------------------------------------------------------------------------------
Q. What factors had the greatest influence on the U.S. economy and the municipal market during this reporting period?

A. The economic landscape changed often during the last 12 months, with uncertainty remaining a constant presence. When the period began on May 1, 2001, the U.S. economy was weak and getting weaker. In response, the Federal Reserve Board continued its aggressive program of cutting interest rates. By the end of 2001, the Fed had enacted 11 rate reductions in all, bringing the federal funds rate to a 40-year low of just 1.75 percent. Yet the economy continued to deteriorate, bottoming in the year's third quarter with the September 11 terrorist attacks.

This weakness would have been worse had consumer spending not stayed surprisingly strong. Thanks to low interest rates, automakers and mortgage lenders could afford to offer extremely attractive terms, such as zero-percent loans on automobile purchases. Consumers took advantage by refinancing existing mortgages and buying new cars, helping to lift the economy in the process. U.S. gross domestic product, for example, rose a surprising 5.6 percent during the first quarter of 2002. This growth, along with continued modest inflation, pointed to the potential for future expansion. Yet corporate earnings also remained stubbornly weak, putting downward pressure on the stock market and limiting confidence in the prospects for further robust growth.

In this uncertain environment, fixed-income securities were generally in strong demand. Declining stock prices sent investors flocking to the perceived stability of municipal bonds -- especially those backed by high credit ratings or offering short maturities. During 2001, investors added a net $11.6 billion to municipal bond funds, compared to redemptions of more than $14 billion during 2000.* Meanwhile, the supply of new municipal bonds kept pace with the demand, reaching a record $343 billion last year. States and municipalities issued more debt than in previous years because declining tax revenues proved inadequate to fund essential projects.

Q. How did these five Nuveen funds perform during the past 12 months?

A. The chart on the next page provides performance information for Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, and Nuveen Limited Term Municipal Bond Fund (Class A shares at net asset value) for the 12 months that ended April 30, 2002. The chart also compares the funds' performance to that of its peers (as measured by its Lipper category average) and the corresponding Lehman Brothers Municipal Bond Index.

The strong demand for municipal bonds led to generally favorable performance early in the reporting period. As the period progressed and bond supply increased to keep pace with this demand, the market reversed course and gave back some of its gains. The effect during the past 12 months was a municipal market that fluctuated throughout but ended the period roughly at its starting point.

The primary factor affecting each fund's total return was its duration, which measures sensitivity to interest rate

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio managers and are subject to change at any time, based on market and other conditions.

* According to Investment Company Institute (ICI) December 2001 "Trends in Mutual Fund Investing" Report.


                             Annual Report | Page 2

One-Year Total Returns as of 4-30-02
--------------------------------------------------------------------------------
Nuveen High Yield Municipal Bond Fund/1/                                  11.73%
Lipper High Yield Municipal Debt Funds category average/2/                 5.80%
Lehman Brothers High Yield Municipal Bond Index/3/                         5.35%
--------------------------------------------------------------------------------
Nuveen All-American Municipal Bond Fund/1/                                 6.61%
Lipper General Municipal Debt Funds category average/4/                    6.07%
Lehman Brothers Municipal Bond Index/5/                                    7.00%
--------------------------------------------------------------------------------
Nuveen Insured Municipal Bond Fund/1/                                      5.75%
Lipper Insured Municipal Debt Funds category average/6/                    6.18%
Lehman Brothers Municipal Bond Index/5/                                    7.00%
--------------------------------------------------------------------------------
Nuveen Intermediate Duration Municipal Bond Fund/1/                        5.54%
Lipper General Municipal Debt Funds category average/4/                    6.07%
Lehman Brothers 7-Year Municipal Bond Index/7/                             7.03%
--------------------------------------------------------------------------------
Nuveen Limited Term Municipal Bond Fund/1/                                 5.54%
Lipper Short-Intermediate Municipal Debt Funds category average/8/         5.20%
Lehman Brothers 5-Year Municipal Bond Index/9/                             6.87%
--------------------------------------------------------------------------------

changes. With interest rates low and bond prices generally high, funds with higher-than-average durations generally outperformed, while those with shorter-than-average durations generally underperformed. As of the period's end, the durations of High Yield, All-American, Insured, Intermediate Duration, and Limited Term were 7.86, 7.12, 5.83, 5.59, and 4.97 years, respectively. Duration was a limited factor in the High Yield Fund's strong performance; the greater impact came from strong security selection -- some of the fund's largest holdings performed extremely well and added to overall returns.

Q. What strategies were used to manage these Nuveen funds during the year that ended April 30, 2002?

A. Each fund was managed with Nuveen's value-oriented investment philosophy in mind -- seeking attractive securities whose prices were lower than what we believed they would be in the long term. In addition, the portfolios were broadly diversified in an effort to protect against any credit deterioration. At the same time, each of the five funds was managed uniquely, reflecting differing investment objectives and management styles. To help our shareholders understand how their individual investments were managed during the past 12 months, a brief fund-by-fund summary follows:

Nuveen High Yield Municipal Bond Fund

Following September 11, municipal bonds backed by airline revenues made up a substantial portion of the tax-free high yield market. Prior to the terrorist attacks, we were only modestly invested in airline bonds, helping the fund's performance relative to its peers and benchmark. More recently, we purchased several airline securities that we believed offered compelling yields, strong financial posi-

--------------------------------------------------------------------------------
1 Performance figures are quoted for Class A shares at net asset value as of April 30, 2002. Current performance may be less than the performance shown.

2 For the Nuveen High Yield Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 75 funds in the Lipper High Yield Municipal Debt Funds category for the one-year period ended April 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

3 The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index comprised of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

4 For the Nuveen All-American Municipal Bond Fund and the Nuveen Intermediate
  Duration Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 278 funds in the Lipper General Municipal Debt Funds category for the one-year period ended April 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

5 The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

6 For the Nuveen Insured Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 48 funds in the Lipper Insured Municipal Debt Funds category for the one-year period April 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

7 The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the fund's portfolio. An index is not available for direct investment.

8 For the Nuveen Limited Term Municipal Bond Fund, the Lipper Peer Group returns represent the average annualized total return of the 37 funds in the Lipper Short-Intermediate Municipal Debt Funds category for the one-year period ended April 30, 2002. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

9 The Lehman Brothers 5-year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the fund's portfolio. An index is not available for direct investment.


                             Annual Report | Page 3
tions, and the potential for future appreciation. The fund's investments in American Airlines and Northwest Airlines, for example, rallied sharply during the first quarter of 2002, as the industry began its long road to recovery.

Bonds backed by energy revenues also made up a large part of the tax-free high yield market. Energy bonds were out of favor with investors after Enron declared bankruptcy last fall. Other power producers -- such as AES, Calpine, Reliant Energy, and Nevada Power -- also encountered questions, deserved or not, about their financial condition. With bond prices in this sector depressed, we selectively took advantage of energy opportunities when we believed the issuers were fundamentally sound and their bonds were priced below fair value. For example, the Maryland Energy Warrior Run Project, which is run by AES, and the Bay Shore Power Project, operated by Toledo Edison, are two well-run power plants financed largely by municipal debt. The fund invested in these issuers' bonds because we believe they offer an attractive level of additional yield relative to the risks in these projects.

Finally, we searched for attractive high-yield investment opportunities in other sectors, as well as monitored the fund's existing holdings. During the period, the fund realized strong performance from some of our healthcare investments, such as bonds issued by Pennsylvania's Allegheny County Hospital system and those issued by the Healtheast system in Minnesota. The fund also benefited from its investment in several BB rated Colorado Charter School bonds. Colorado's legislature continued to provide an attractive financial and operating environment for charter schools in the state.

Nuveen All-American Municipal Bond Fund

Our approach during the past 12 months was to structure the fund defensively. We carefully monitored cash flows, investing new assets into a diversified portfolio of municipal bonds of varying credit qualities, maturities, and economic sectors. This approach was designed to minimize the fund's call risk -- the risk that issuers would redeem high-interest rate bonds and replace them with new bonds at lower interest rates -- and protect the fund's dividend. At present, few bonds in the portfolio are vulnerable to calls in the near future.

Airline bonds represented one area of modest weakness for the fund. We owned a few investments in this sector. In the months after September 11, airlines encountered serious financial difficulties, sending bond prices in the sector falling. Yet these troubles created an unexpected opportunity in airport bonds, which also performed poorly after September 11. This negative performance was surprising, because most airport issues are insured -- their income payments are guaranteed by a third-party such as a bank or insurance company. With these securities trading at substantial discounts to their historical values, we selectively took advantage of these insured bonds. We believe the fund may benefit from these investments going forward.

Healthcare was a second area where we found opportunities during the reporting period. Healthcare bonds generally performed well during the past 12 months. The strong results allowed us to sell securities that we thought had reached their fair value and to diversify into new areas that we believed offered greater potential in the future.

Nuveen Insured Municipal Bond Fund

The climate was generally favorable for insured tax-free bonds during the period, even as the slowing economy, concerns about corporate accounting, and deterioration in the airline industry created a challenging environment for corporate-backed securities. In this environment, many investors were eager for stability, embracing bonds whose income payments were guaranteed by a third party. During the past 12 months, we stuck to our overarching value-oriented investment strategy. For example, we found a number of attractive opportunities in the airport sector, which repelled investors worried about airline health following September 11. Yet we identified airport bonds that were not only insured, but also available at a 25 basis point (0.25 percentage point) discount to their historical value.

Investing in general obligation (GO) debt was a second way we looked to add value. With tax revenues in decline during the period, states and municipalities issued a wide variety of GO bonds. In this environment, we searched for securities that appeared to be priced at attractive levels. For example, during the first quarter of 2002 we purchased $3.3 million worth of State of Hawaii
GOs due to mature in 2021. This bond issue was pricedat just 92 percent of 30-year U.S. Treasury bonds, providing an attractive level of income with the potential for additional appreciation.

                             Annual Report | Page 4

Nuveen Intermediate Duration Municipal Bond Fund

In managing the fund during the past 12 months, our strategy was to remain fully invested in intermediate duration municipal bonds, seeking to optimize fund income and maintain a stable dividend for our shareholders. During the period, we saw opportunities toward the longer end of the intermediate scale, particularly in bonds set to mature in 15 to 20 years. In our opinion, that area of the yield curve may offer the most attractive investment potential over the long term.

During the period we were generally comfortable with the portfolio's overall structure and made few trades. To add to the fund's protection against calls, we sold bonds due to be called in the near future and, when opportunities arose, reinvested the proceeds in longer bonds expected to continue to generate steady income. These reinvestments were generally in garden-variety municipal bonds, representing sectors such as electric utilities and water and sewer, as well as in bonds backed by stable sales tax revenues. A secondary area of focus for us was the healthcare sector, an area of the economy that generally performed well despite the slowdown in most other industries.

Nuveen Limited Term Municipal Bond Fund

Diversification was the overarching theme underlying the Limited Term Fund's management during the past 12 months. With interest rates remaining at historically low levels, we saw the need to invest in bonds of diverse maturities -- especially between one and ten years -- to maintain yields as high as possible. With diversification in mind, we also looked to invest in a mix of securities of varying credit ratings and industry sectors to provide added stability to the fund's income stream.

Believing that higher interest rates from the Federal Reserve would be inevitable down the road, we sought to reduce the fund's duration. As a result, we sold a handful of bonds with distant maturity dates and replaced them with shorter-term bonds.

In this fund we also identified attractive opportunities in the airport sector. For example, we bought bonds issued by the Kenton County [KY] Airport Board which were insured and, therefore, carried a AAA credit rating -- the highest possible. This bond issue provided the fund with more than half a percentage point of additional yield over comparable insured bonds, yet also offered guaranteed income payments.

Q. What is your outlook for the municipal market in general and these Nuveen funds in particular?

A. We believe the economic recovery may continue, yet think the recovery is likely to be weaker than expected. If inflation stays under control and economic growth remains subdued, the Fed may keep interest rates at historically low levels. Such a climate may lead to continued strong supply in municipal bonds, as issuers seek to lock in low prevailing interest rates.

We plan to keep managing the funds defensively, maintaining their duration in line with that of the funds' benchmark, and focusing on the sectors we think may add the most value for shareholders. In general, we are comfortable with how each fund is structured and, barring major market events, do not expect to make dramatic changes. Changes we do make will, of course, vary from fund to fund. In the High Yield Fund, for example, we will continue to look for attractively priced opportunities in the healthcare, electric utility, and charter school sectors, as well as monitor the airline industry for a potential recovery. For all five portfolios, the power industry is one area of the market that bears watching. Since Enron's bankruptcy, credit spreads have widened and bond prices have come down substantially. None of the funds has substantial exposure to this area now, but we will be watching for future investment opportunities.

Finally, we will continue to monitor the funds' call exposure. With interest rates low, calls are always a concern as issuers look to trade existing high-interest debt for new low-interest debt. None of the funds currently faces a high level of call exposure, but, in the interest of preserving fund income for shareholders, we will remain vigilant to reduce the future impact of calls.

                             Annual Report | Page 5

Fund Spotlight as of 4/30/02                                 Nuveen High Yield Municipal Bond Fund
==================================================================================================
Quick Facts
                                A Shares           B Shares             C Shares          R Shares
--------------------------------------------------------------------------------------------------
NAV                              $ 19.88            $ 19.87              $ 19.88           $ 19.89
--------------------------------------------------------------------------------------------------
CUSIP                          67065Q749          67065Q756            67065Q764         67065Q772
--------------------------------------------------------------------------------------------------
Latest Dividend/1/               $0.1020            $0.0895              $0.0930           $0.1055
--------------------------------------------------------------------------------------------------
Inception Date                      6/99               6/99                 6/99              6/99
--------------------------------------------------------------------------------------------------
Annualized Total Returns as of 4/30/02/2/
A Shares                             NAV              Offer
1-Year                            11.73%              7.04%
-----------------------------------------------------------
Since Inception                    5.88%              4.32%
-----------------------------------------------------------
B Shares                        w/o CDSC             w/CDSC
1-Year                            10.97%              6.97%
-----------------------------------------------------------
Since Inception                    5.10%              3.83%
-----------------------------------------------------------
C Shares                             NAV
1-Year                            11.13%
-----------------------------------------------------------
Since Inception                    5.31%
-----------------------------------------------------------
R Shares                             NAV
1-Year                            11.96%
-----------------------------------------------------------
Since Inception                    6.09%
-----------------------------------------------------------
Tax-Free Yields
A Shares                             NAV              Offer
SEC 30-Day Yield                   6.15%              5.89%
-----------------------------------------------------------
Taxable-Equivalent Yield/3/        8.79%              8.41%
-----------------------------------------------------------
B Shares                            NAV
SEC 30-Day Yield                   5.39%
-----------------------------------------------------------
Taxable-Equivalent Yield/3/        7.70%
-----------------------------------------------------------
C Shares                            NAV
SEC 30-Day Yield                   5.60%
-----------------------------------------------------------
Taxable-Equivalent Yield/3/        8.00%
-----------------------------------------------------------
R Shares                            NAV
-----------------------------------------------------------
SEC 30-Day Yield                   6.36%
-----------------------------------------------------------
Taxable-Equivalent Yield/3/        9.09%
-----------------------------------------------------------
Annualized Total Returns as of 3/31/02/2/
A Shares                             NAV              Offer
1-Year                            10.56%              5.93%
-----------------------------------------------------------
Since Inception                    5.61%              4.01%
-----------------------------------------------------------
B Shares                        w/o CDSC             w/CDSC
1-Year                             9.75%              5.75%
-----------------------------------------------------------
Since Inception                    4.82%              3.52%
-----------------------------------------------------------
C Shares                            NAV
1-Year                            10.01%
-----------------------------------------------------------
Since Inception                    5.05%
-----------------------------------------------------------
R Shares                            NAV
1-Year                            10.83%
-----------------------------------------------------------
Since Inception                    5.83%
-----------------------------------------------------------
Bond Credit Quality/4/

[GRAPHIC]

AAA/U.S. Guaranteed                   1%
AA                                    1%
A                                     7%
BBB                                  24%
Other                                67%

Top Five Sectors/4/
Healthcare                                              23%
-----------------------------------------------------------
Utilities                                               22%
-----------------------------------------------------------
Tax Obligation (Limited)                                17%
-----------------------------------------------------------
Transportation                                          14%
-----------------------------------------------------------
Basic Materials                                          6%
-----------------------------------------------------------
Portfolio Statistics
Fund Net Assets ($000)                             $ 83,183
-----------------------------------------------------------
Average Effective Maturity (years)                    19.06
-----------------------------------------------------------
Average Duration                                       7.86
-----------------------------------------------------------

--------------------------------------------------------------------------------
Investment by the fund in lower-rated and nonrated securities presents greater risk of loss of principal than investments in investment-grade securities.
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid May 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2002.

2 Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years.
     Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

3    Based on the SEC 30-Day Yield and a federal income tax rate of 30.0%.

4 As a percentage of total bond holdings as of April 30, 2002. Holdings are subject to change.

                             Annual Report | Page 6

Fund Spotlight as of 4/30/02             Nuveen All-American Municipal Bond Fund
================================================================================
Quick Facts

                            A Shares       B Shares      C Shares       R Shares
--------------------------------------------------------------------------------
NAV                           $10.83         $10.84        $10.82         $10.85
--------------------------------------------------------------------------------
CUSIP                      67065Q889      67065Q871     67065Q863      67065Q855
--------------------------------------------------------------------------------
Latest Dividend/1/           $0.0480        $0.0410       $0.0425        $0.0495
--------------------------------------------------------------------------------
Inception Date                 10/88           2/97          6/93           2/97
--------------------------------------------------------------------------------

Annualized Total Returns as of 4/30/02/2/

A Shares                          NAV           Offer

1-Year                          6.61%           2.13%
-------------------------------------------------------
5-Year                          5.45%           4.54%
-------------------------------------------------------
10-Year                         6.66%           6.20%
-------------------------------------------------------

B Shares                     w/o CDSC          w/CDSC

1-Year                          5.79%           1.79%
-------------------------------------------------------
5-Year                          4.66%           4.49%
-------------------------------------------------------
10-Year                         6.13%           6.13%
-------------------------------------------------------

C Shares                          NAV

1-Year                          6.01%
-------------------------------------------------------
5-Year                          4.87%
-------------------------------------------------------
10-Year                         6.07%
-------------------------------------------------------

R Shares                          NAV

1-Year                          6.88%
-------------------------------------------------------
5-Year                          5.66%
-------------------------------------------------------
10-Year                         6.78%
-------------------------------------------------------

Tax-Free Yields

A Shares                          NAV           Offer

SEC 30-Day Yield                5.16%           4.94%
-------------------------------------------------------
Taxable-Equivalent Yield/3/     7.37%           7.06%
-------------------------------------------------------

B Shares                          NAV

SEC 30-Day Yield                4.41%
-------------------------------------------------------
Taxable-Equivalent Yield/3/     6.30%
-------------------------------------------------------

C Shares                          NAV

SEC 30-Day Yield                4.61%
-------------------------------------------------------
Taxable-Equivalent Yield/3/     6.59%
-------------------------------------------------------

R Shares                          NAV

SEC 30-Day Yield                5.35%
-------------------------------------------------------
Taxable-Equivalent Yield/3/     7.64%
-------------------------------------------------------

Annualized Total Returns as of 3/31/02/2/

A Shares                          NAV           Offer

1-Year                          4.07%          -0.34%
-------------------------------------------------------
5-Year                          5.35%           4.44%
-------------------------------------------------------
10-Year                         6.63%           6.17%
-------------------------------------------------------

B Shares                     w/o CDSC          w/CDSC

1-Year                          3.27%          -0.68%
-------------------------------------------------------
5-Year                          4.56%           4.39%
-------------------------------------------------------
10-Year                         6.11%           6.11%
-------------------------------------------------------

C Shares                          NAV

1-Year                          3.38%
-------------------------------------------------------
5-Year                          4.74%
-------------------------------------------------------
10-Year                         6.03%
-------------------------------------------------------

R Shares                          NAV

1-Year                          4.24%
-------------------------------------------------------
5-Year                          5.59%
-------------------------------------------------------
10-Year                         6.74%
-------------------------------------------------------

Bond Credit Quality/4/

[PIE CHART APPEARS HERE]

AAA/U.S. Guaranteed                               33%
-------------------------------------------------------
AA                                                12%
-------------------------------------------------------
A                                                 14%
-------------------------------------------------------
BBB                                               35%
-------------------------------------------------------
Other                                              6%
-------------------------------------------------------

Top Five Sectors/4/

Healthcare                                        19%
-------------------------------------------------------
U.S. Guaranteed                                   15%
-------------------------------------------------------
Utilities                                         15%
-------------------------------------------------------
Transportation                                    14%
-------------------------------------------------------
Education and Civic Organizations                  7%
-------------------------------------------------------

Portfolio Statistics

Fund Net Assets ($000)                       $348,728
-------------------------------------------------------
Average Effective Maturity (years)              17.55
-------------------------------------------------------
Average Duration                                 7.12
-------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

 1 Paid May 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2002.

 2 Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 3  Based on the SEC 30-Day Yield and a federal income tax rate of 30.0%.

 4 As a percentage of total bond holdings as of April 30, 2002. Holdings are subject to change.


                             Annual Report | Page 7

Fund Spotlight as of 4/30/02                  Nuveen Insured Municipal Bond Fund
================================================================================

Quick Facts                 A Shares      B Shares      C Shares      R Shares

NAV                           $10.78        $10.78        $10.69        $10.74
--------------------------------------------------------------------------------
CUSIP                      67065Q509     67065Q608     67065Q707     67065Q806
--------------------------------------------------------------------------------
Latest Capital Gain/1/       $0.0028       $0.0028       $0.0028       $0.0028
--------------------------------------------------------------------------------
Latest Dividend/2/           $0.0440       $0.0370       $0.0385       $0.0455
--------------------------------------------------------------------------------
Inception Date                  9/94          2/97          9/94         12/86
--------------------------------------------------------------------------------

Annualized Total Returns as of 4/30/02/3/

A Shares                          NAV           Offer

1-Year                          5.75%           1.30%
-------------------------------------------------------
5-Year                          5.50%           4.59%
-------------------------------------------------------
10-Year                         6.21%           5.76%
-------------------------------------------------------

B Shares                     w/o CDSC          w/CDSC

1-Year                          4.87%           0.87%
-------------------------------------------------------
5-Year                          4.69%           4.53%
-------------------------------------------------------
10-Year                         5.58%           5.58%
-------------------------------------------------------

C Shares                          NAV

1-Year                          5.05%
-------------------------------------------------------
5-Year                          4.92%
-------------------------------------------------------
10-Year                         5.48%
-------------------------------------------------------

R Shares                          NAV

1-Year                          5.84%
-------------------------------------------------------
5-Year                          5.69%
-------------------------------------------------------
10-Year                         6.42%
-------------------------------------------------------

Tax-Free Yields

A Shares                         NAV            Offer

SEC 30-Day Yield                3.64%           3.49%
-------------------------------------------------------
Taxable-Equivalent Yield/4/     5.20%           4.99%
-------------------------------------------------------

B Shares                          NAV

SEC 30-Day Yield                2.90%
-------------------------------------------------------
Taxable-Equivalent Yield/4/     4.14%
-------------------------------------------------------

C Shares                          NAV

SEC 30-Day Yield                3.10%
-------------------------------------------------------
Taxable-Equivalent Yield4       4.43%
-------------------------------------------------------

R Shares                          NAV

SEC 30-Day Yield                3.84%
-------------------------------------------------------
Taxable-Equivalent Yield4       5.49%
-------------------------------------------------------

Annualized Total Returns as of 3/31/02/3/

A Shares                          NAV           Offer

1-Year                          3.04%          -1.32%
-------------------------------------------------------
5-Year                          5.36%           4.46%
-------------------------------------------------------
10-Year                         6.15%           5.69%
-------------------------------------------------------

B Shares                     w/o CDSC          w/CDSC

1-Year                          2.28%          -1.64%
-------------------------------------------------------
5-Year                          4.56%           4.39%
-------------------------------------------------------
10-Year                         5.51%           5.51%
-------------------------------------------------------

C Shares                          NAV

1-Year                          2.54%
-------------------------------------------------------
5-Year                          4.79%
-------------------------------------------------------
10-Year                         5.41%
-------------------------------------------------------

R Shares                          NAV

1-Year                          3.22%
-------------------------------------------------------
5-Year                          5.56%
-------------------------------------------------------
10-Year                         6.35%
-------------------------------------------------------

Bond Credit Quality/5/

[PIE CHART APPEARS HERE]

Insured/U.S. Guaranteed         22%
U.S. Guaranteed                  3%
Insured                         75%


Portfolio Statistics

Fund Net Assets ($000)                       $847,965
-------------------------------------------------------
Average Effective Maturity (years)              17.84
-------------------------------------------------------
Average Duration                                 5.83
-------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

2 Paid May 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2002.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4    Based on the SEC 30-Day Yield and a federal income tax rate of 30.0%.

5 As a percentage of total bond holdings as of April 30, 2002. Holdings are subject to change. Insurance or escrow does not guarantee the market value of municipal securities or the value of the Fund's shares.


                             Annual Report | Page 8

Fund Spotlight as of 4/30/02                     Nuveen Intermediate Duration Municipal Bond Fund
=================================================================================================
Quick Facts                        A Shares          B Shares          C Shares          R Shares
NAV                                   $9.27             $9.27             $9.27             $9.28
-------------------------------------------------------------------------------------------------
CUSIP                             67065Q202         67065Q103         67065Q301         67065Q400
-------------------------------------------------------------------------------------------------
Latest Capital Gain/1/             $ 0.0138          $ 0.0138          $ 0.0138          $ 0.0138
-------------------------------------------------------------------------------------------------
Latest Dividend2                   $ 0.0370          $ 0.0310          $ 0.0325          $ 0.0385
-------------------------------------------------------------------------------------------------
Inception Date                         6/95              2/97              6/95             11/76
-------------------------------------------------------------------------------------------------
Annualized Total Returns as of 4/30/02/3/
A Shares                                NAV             Offer
1-Year                                5.54%             2.37%
-------------------------------------------------------------
5-Year                                5.48%             4.84%
-------------------------------------------------------------
10-Year                               5.87%             5.55%
-------------------------------------------------------------
B Shares                           w/o CDSC            w/CDSC
1-Year                                4.73%             0.73%
-------------------------------------------------------------
5-Year                                4.66%             4.50%
-------------------------------------------------------------
10-Year                               5.28%             5.28%
-------------------------------------------------------------
C Shares                                NAV
1-Year                                5.05%
-------------------------------------------------------------
5-Year                                4.88%
-------------------------------------------------------------
10-Year                               5.19%
-------------------------------------------------------------
R Shares                                NAV
1-Year                                5.74%
-------------------------------------------------------------
5-Year                                5.68%
-------------------------------------------------------------
10-Year                               6.11%
-------------------------------------------------------------
Tax-Free Yields
A Shares                                NAV             Offer
SEC 30-Day Yield                      3.87%             3.75%
-------------------------------------------------------------
Taxable-Equivalent Yield/4/           5.53%             5.36%
B Shares                               NAV
SEC 30-Day Yield                      3.13%
-------------------------------------------------------------
Taxable-Equivalent Yield/4/           4.47%
-------------------------------------------------------------
C Shares                               NAV
SEC 30-Day Yield                      3.33%
-------------------------------------------------------------
Taxable-Equivalent Yield/4/             4.76%
-------------------------------------------------------------
R Shares                                NAV
SEC 30-Day Yield                      4.07%
-------------------------------------------------------------
Taxable-Equivalent Yield/4/             5.81%
-------------------------------------------------------------
Annualized Total Returns as of 3/31/02/3/
A Shares                                NAV             Offer
1-Year                                3.52%             0.40%
-------------------------------------------------------------
5-Year                                5.42%             4.78%
-------------------------------------------------------------
10-Year                               5.83%             5.51%
-------------------------------------------------------------
B Shares                          w/o CDSC             w/CDSC
1-Year                                2.73%            -1.21%
-------------------------------------------------------------
5-Year                                4.65%             4.48%
-------------------------------------------------------------
10-Year                               5.24%             5.24%
-------------------------------------------------------------
C Shares                                NAV
1-Year                                2.93%
-------------------------------------------------------------
5-Year                                4.84%
-------------------------------------------------------------
10-Year                               5.15%
-------------------------------------------------------------
R Shares                                NAV
1-Year                                3.72%
-------------------------------------------------------------
5-Year                                5.64%
-------------------------------------------------------------
10-Year                               6.08%
-------------------------------------------------------------
Bond Credit Quality/5/

[GRAPHIC]

AAA/U.S. Guaranteed           45%
AA                            31%
A                             14%
BBB                            9%
Other                          1%

Top Five Sectors/5/
Utilities                                                 19%
-------------------------------------------------------------
Healthcare                                                17%
-------------------------------------------------------------
U.S. Guaranteed                                           16%
-------------------------------------------------------------
Water and Sewer                                           11%
-------------------------------------------------------------
Tax Obligation (Limited)                                  10%
-------------------------------------------------------------
Portfolio Statistics
Fund Net Assets ($000)                            $ 2,858,912
-------------------------------------------------------------
Average EffectiveMaturity (years)                       15.40
-------------------------------------------------------------
Average Duration                                         5.59
-------------------------------------------------------------

--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

1 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

2 Paid May 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2002.

3 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.
     Class A shares have a 3.0% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

4    Based on the SEC 30-Day Yield and a federal income tax rate of 30.0%.

5 As a percentage of total bond holdings as of April 30, 2002. Holdings are subject to change.

                             Annual Report | Page 9

Fund Spotlight as of 4/30/02             Nuveen Limited Term Municipal Bond Fund
================================================================================

Quick Facts                        A Shares     C SharesR Shares
NAV                                  $10.72       $10.70        $ 10.68
--------------------------------------------------------------------------------
CUSIP                             67065Q848    67065Q830      67065Q822
--------------------------------------------------------------------------------
Latest Capital Gain/1/             $ 0.0008     $ 0.0008        $0.0008
--------------------------------------------------------------------------------
Latest Dividend/2/                 $ 0.0400     $ 0.0370        $0.0420
--------------------------------------------------------------------------------
Inception Date                        10/87        12/95           2/97
--------------------------------------------------------------------------------

Annualized Total Returns as of 4/30/02/3/
A Shares                      NAV                    Offer
1-Year                       5.54%                   2.90%
-----------------------------------------------------------
5-Year                       4.93%                   4.40%
-----------------------------------------------------------
10-Year                      5.30%                   5.04%
-----------------------------------------------------------

C Shares                      NAV
1-Year                       5.20%
-----------------------------------------------------------
5-Year                       4.56%
-----------------------------------------------------------
10-Year                      4.95%
-----------------------------------------------------------

R Shares                      NAV
1-Year                       5.70%
-----------------------------------------------------------
5-Year                       5.12%
-----------------------------------------------------------
10-Year                      5.39%
-----------------------------------------------------------

Tax-Free Yields
A Shares                      NAV                    Offer
SEC 30-Day Yield             3.88%                   3.78%
------------------------------------------------------------
Taxable-Equivalent Yield/4/  5.54%                   5.40%
------------------------------------------------------------
C Shares                      NAV
SEC 30-Day Yield             3.53%
------------------------------------------------------------
Taxable-Equivalent Yield/4/  5.04%
------------------------------------------------------------
R Shares                      NAV
------------------------------------------------------------
SEC 30-Day Yield             4.08%
------------------------------------------------------------
Taxable-Equivalent Yield/4/  5.83%
------------------------------------------------------------

Annualized Total Returns as of 3/31/023
A Shares                      NAV                    Offer
1-Year                       3.70%                   1.14%
------------------------------------------------------------
5-Year                       4.69%                   4.17%
------------------------------------------------------------
10-Year                      5.25%                   4.99%
------------------------------------------------------------

C Shares                      NAV
1-Year                       3.35%
------------------------------------------------------------
5-Year                       4.31%
------------------------------------------------------------
10-Year                      4.90%
------------------------------------------------------------

R Shares                      NAV
1-Year                       3.84%
------------------------------------------------------------
5-Year                       4.87%
------------------------------------------------------------
10-Year                      5.34%
------------------------------------------------------------

Bond Credit Quality/5/

[GRAPHIC]

               AAA/U.S. Guaranteed           33%
               -----------------------------------
               AA                            14%
               -----------------------------------
               A                             18%
               -----------------------------------
               BBB                           32%
               -----------------------------------
               Other                          3%
               -----------------------------------

Top Five Sectors/5/
Utilities                                    22%
------------------------------------------------------------
Healthcare                                   18%
------------------------------------------------------------
Education and Civic Organizations            12%
------------------------------------------------------------
Tax Obligation (Limited)                     10%
------------------------------------------------------------
Tax Obilgation (General)                      8%
------------------------------------------------------------

Portfolio Statistics

Fund Net Assets (S000)                 $ 556,959
------------------------------------------------------------
Average Effective Maturity (years)          5.29
------------------------------------------------------------
Average Duration                            4.97
------------------------------------------------------------
--------------------------------------------------------------------------------
Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

 1 Paid December 5, 2001. Capital gains and/or ordinary income distributions are subject to federal taxation.

 2 Paid May 1, 2002. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2002.

 3 Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year, which is not reflected in the one-year total returns.

 4 Based on the SEC 30-Day Yield and a federal income tax rate of 30.0%.

 5 As a percentage of long-term bond holdings as of April 30, 2002. Holdings are subject to change.


                            Annual Report | Page 10

--------------------------------------------------------------------------------
Growth of an Assumed $10,000 Investment
================================================================================

                  Nuveen High Yield Municipal Bond Fund/1, 2/

                              [CHART APPEARS HERE]

                         Nuveen High         Nuveen High       Lehman Brothers
                       Yield Municipal     Yield Municipal     Municipal Bond
                          Bond Fund           Bond Fund          High Yield
                       (Offer) $11,634     (NAV) $12,145        Index $11,103
Jun-99                     $9,580              $10,000             $10,000
Apr-00                     $9,595              $10,016              $9,809
Apr-01                    $10,413              $10,869             $10,539
Apr-02                    $11,634              $12,145             $11,103

                  Nuveen All-American Municipal Bond Fund/1, 3/

                              [CHART APPEARS HERE]

                   Nuveen All-American    Nuveen All-American   Lehman Brothers
                      Municipal Bond         Municipal Bond     Municipal Bond
                   Fund (Offer) $18,247   Fund (NAV) $19,047     Index $19,492
Apr-92                   $9,580                 $10,000             $10,000
Apr-93                  $11,038                 $11,522             $11,265
Apr-94                  $11,323                 $11,819             $11,508
Apr-95                  $12,016                 $12,542             $12,273
Apr-96                  $12,932                 $13,499             $13,249
Apr-97                  $13,998                 $14,611             $14,250
Apr-98                  $15,442                 $16,119             $15,575
Apr-99                  $16,405                 $17,124             $16,657
Apr-00                  $15,668                 $16,355             $16,504
Apr-01                  $17,115                 $17,865             $18,217
Apr-02                  $18,247                 $19,047             $19,492

                    Nuveen Insured Municipal Bond Fund/1, 3/

                              [CHART APPEARS HERE]

                      Nuveen Insured        Nuveen Insured     Lehman Brothers
                      Municipal Bond        Municipal Bond     Municipal Bond
                   Fund (Offer) $17,503   Fund (NAV) $18,271    Index $19,492
Apr-92                   $9,580                 $10,000             $10,000
Apr-93                  $10,877                 $11,354             $11,265
Apr-94                  $10,977                 $11,458             $11,508
Apr-95                  $11,773                 $12,289             $12,273
Apr-96                  $12,623                 $13,176             $13,249
Apr-97                  $13,394                 $13,982             $14,250
Apr-98                  $14,606                 $15,247             $15,575
Apr-99                  $15,544                 $16,226             $16,657
Apr-00                  $15,205                 $15,871             $16,504
Apr-01                  $16,552                 $17,278             $18,217
Apr-02                  $17,503                 $18,271             $19,492

--------------------------------------------------------------------------------

The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

/1/ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the corresponding Lehman Brothers Municipal Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge of 4.2% applicable to A shares and all ongoing fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

/2/ The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index comprised of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

/3/ The Lehman Brothers Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.

                            Annual Report | Page 11

--------------------------------------------------------------------------------
                    Growth of an Assumed $10,000 Investment
================================================================================

Nuveen Intermediate Duration Municipal Bond Fund/1/

                              [CHART APPEARS HERE]

                   Nuveen Intermediate   Nuveen Intermediate   Lehman Brothers
                   Duration Municipal    Duration Municipal    7-Year Municipal
                   Bond Fund             Bond Fund             Bond Index
                   (Offer) $17,154       (NAV) $17,685         $18,593
Apr-92                   $ 9,700               $10,000             $10,000
Apr-93                   $10,673               $11,003             $11,130
Apr-94                   $10,867               $11,203             $11,476
Apr-95                   $11,568               $11,926             $12,147
Apr-96                   $12,293               $12,674             $13,067
Apr-97                   $13,138               $13,544             $13,768
Apr-98                   $14,320               $14,763             $14,849
Apr-99                   $15,221               $15,692             $15,858
Apr-00                   $14,913               $15,374             $15,855
Apr-01                   $16,254               $16,757             $17,376
Apr-02                   $17,154               $17,685             $18,593


Nuveen Limited Term Municipal Bond Fund/2/

                              [CHART APPEARS HERE]

                   Nuveen Limited        Nuveen Limited        Lehman Brothers
                   Term Municipal        Term Municipal        5-Year Municipal
                     Bond Fund             Bond Fund              Bond Index
                   (Offer) $16,338       (NAV) $16,757             $17,787
Apr-92                 $ 9,750               $10,000               $10,000
Apr-93                 $10,772               $11,049               $11,010
Apr-94                 $11,118               $11,403               $11,340
Apr-95                 $11,566               $11,863               $11,959
Apr-96                 $12,260               $12,574               $12,781
Apr-97                 $12,846               $13,176               $13,376
Apr-98                 $13,703               $14,054               $14,277
Apr-99                 $14,467               $14,838               $15,204
Apr-00                 $14,384               $14,753               $15,260
Apr-01                 $15,480               $15,877               $16,644
Apr-02                 $16,338               $16,757               $17,787

--------------------------------------------------------------------------------
The graphs do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares.

1 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 7-Year Municipal Bond Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge of 3.0% applicable to A shares and all ongoing fund expenses. The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the fund's portfolio. An index is not available for direct investment. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

2 The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund compared with the Lehman Brothers 5-Year Municipal Bond Index. The Nuveen fund return at offer depicted in the chart reflects the initial maximum sales charge of 2.5% applicable to A shares and all ongoing fund expenses. The Lehman Brothers 5-year Municipal Bond Index is an unmanaged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This Index more closely compares to the duration of the bond's in the fund's portfolio. An index is not available for direct investment. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be less than the performance shown.

                            Annual Report | Page 12

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
April 30, 2002


   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.6%

   $    500  City of Pine Bluff, Arkansas, Environmental Improvement       2/10 at 101.00       BBB $       522,805
              Revenue Refunding Bonds (International Paper Company
              Project), 2000 Series A, 6.700%, 8/01/20 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             California - 4.3%

     14,500  California Pollution Control Financing Authority, Solid       7/07 at 102.00       N/R       1,639,950
              Waste Disposal Revenue Bonds (CanFibre of Riverside
              Project), Tax-Exempt Series 1997A, 9.000%, 7/01/19
              (Alternative Minimum Tax)#

      2,000  Regional Airports Improvement Corporation, California, Los   12/12 at 102.00        BB       1,956,240
              Angeles International Airport Facilities Sublease Revenue
              Bonds (American Airlines, Inc. Terminal 4 Project), Series
              2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Colorado - 11.7%

      3,000  Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00       Ba2       3,007,380
              Boulder County, Charter School Revenue Bonds (Peak to Peak
              Charter School Project - Created by Boulder Valley School
              District No. RE-2), Series 2001, 7.625%, 8/15/31

      2,960  Colorado Educational and Cultural Facilities Authority,       6/11 at 100.00       Ba1       2,920,188
              Charter School Revenue Bonds (Frontier Academy Project in
              Weld County - School District No. 6), Series 2001, 7.250%,
              6/01/20

      2,000  Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00       N/R       1,991,740
              Charter School Revenue Bonds (Compass Montessori Secondary
              School Project in Jefferson County - School District No.
              R-1), Series 2002,
               8.000%, 2/15/32

             Colorado Educational and Cultural Facilities Authority,
             Charter School Revenue Bonds (Platte River Academy Project
             in Douglas County - School District No. RE-1), Series 2002A:
      1,000    7.250%, 3/01/22                                             3/12 at 100.00       Ba2         985,910
        750    7.250%, 3/01/32                                             3/12 at 100.00       Ba2         728,970
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.7%

      1,455  Connecticut Development Authority, Health Facility            8/04 at 102.00       N/R       1,404,672
              Refunding Revenue Bonds (Alzheimer's Resource Center of
              Connecticut, Inc. Project), Series 1994A, 7.125%, 8/15/14
-------------------------------------------------------------------------------------------------------------------
             Florida - 1.1%

        900  Industrial Development Authority, Martin County, Florida,    12/04 at 102.00      BBB-         929,295
              Industrial Development Revenue Bonds (Indiantown
              Cogeneration L.P. Project), Series 1994A, 7.875%, 12/15/25
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Georgia - 3.7%

             Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
             Project), Series 2001:
      1,650    7.750%, 12/01/14                                           12/11 at 101.00       N/R       1,647,855
      1,400    7.900%, 12/01/24                                           12/11 at 101.00       N/R       1,397,648
-------------------------------------------------------------------------------------------------------------------
             Illinois - 4.0%

        140  City of Chicago, Illinois, Tax Increment Allocation Bonds     1/09 at 100.00       N/R         137,417
              (Irving-Cicero Redevelopment Project), Series 1998,
              7.000%, 1/01/14

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds (Proctor Community Hospital Project), Series 1991:
        390    7.500%, 1/01/11                                             7/02 at 101.00       BB+         386,767
        825    7.375%, 1/01/23                                             7/02 at 101.00       BB+         794,888

        300  Village of Libertyville, Illinois, Affordable Housing        11/09 at 100.00        A2         304,182
              Revenue Bonds (Liberty Towers Project), Series 1999A,
              7.000%, 11/01/29

             Robbins, Illinois, Resource Recovery Revenue Bonds
             (Restructuring Project - Guaranteed by Foster Wheeler),
             Series 1999C:
        522    7.250%, 10/15/09 (Alternative Minimum Tax)                    No Opt. Call       N/R         256,406
      3,200    7.250%, 10/15/24 (Alternative Minimum Tax)                    No Opt. Call       N/R       1,464,088
-------------------------------------------------------------------------------------------------------------------
             Indiana - 5.5%

      2,600  Indianapolis Airport Authority, Indiana, Specialty Facility  11/05 at 102.00        B+       1,767,402
              Revenue Bonds (United Airlines, Inc. - Indianapolis
              Maintenance Center Project), Series 1995A, 6.500%,
              11/15/31 (Alternative Minimum Tax)

      3,000  Whitley County, Indiana, Solid Waste and Sewage Disposal     11/10 at 102.00       N/R       2,802,810
              Revenue Bonds (Steel Dynamics, Inc. Project), Series 1998,
              7.250%, 11/01/18 (Alternative Minimum Tax)

----
13

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Iowa - 2.9%

   $    690  Iowa Higher Education Loan Authority, Private College        10/10 at 102.00       N/R $       713,653
              Facility Revenue Bonds (Waldorf College Project), Series
              1999, 7.375%, 10/01/19

      2,000  Tobacco Settlement Authority, Iowa, Tobacco Settlement        6/11 at 101.00        A1       1,707,560
              Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
-------------------------------------------------------------------------------------------------------------------
             Kentucky - 6.7%

             Kentucky Economic Development Finance Authority, Hospital
             System Refunding and Improvement Revenue Bonds (Appalachian
             Regional Healthcare, Inc. Project), Series 1997:
      1,000    5.850%, 10/01/17                                            4/08 at 102.00       BB-         837,780
      3,500    5.875%, 10/01/22                                            4/08 at 102.00       BB-       2,798,950

             Public Properties Corporation, City of Newport, Kentucky,
             First Mortgage Revenue Bonds (Public Parking and Plaza
             Project), Series 2000A:
      1,500    8.375%, 1/01/18                                             7/10 at 104.00       N/R       1,456,425
        475    8.500%, 1/01/27                                             7/10 at 104.00       N/R         458,655
-------------------------------------------------------------------------------------------------------------------
             Maryland - 2.7%

      2,040  Maryland Energy Financing Administration, Limited             9/05 at 102.00       N/R       2,106,790
              Obligation Cogeneration Revenue Bonds (AES Warrior Run
              Project), Series 1995, 7.400%, 9/01/19 (Alternative
              Minimum Tax)

        315  Prince Georges County, Maryland, Project and Refunding        7/04 at 102.00        B3         162,102
              Revenue Bonds (Dimensions Health Corporation Issue),
              Series 1994, 5.375%, 7/01/14
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 4.1%

      1,000  Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00       BBB         917,960
              Revenue Bonds (Ogden Haverhill), Series 1999A, 6.700%,
              12/01/14 (Alternative Minimum Tax)

      1,500  Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call       N/R       1,596,150
              Resource Recovery Revenue Bonds (Eco-Springfield LLC
              Project), Series 2000A, 8.375%, 7/01/14 (Alternative
              Minimum Tax)

      1,000  Massachusetts Industrial Finance Agency, Resource Recovery      No Opt. Call       BBB         917,060
              Revenue Refunding Bonds (Ogden Haverhill Project), Series
              1992A Remarketing, 4.850%, 12/01/05
-------------------------------------------------------------------------------------------------------------------
             Michigan - 2.5%

      1,600  Michigan Municipal Bond Authority, Public School Academy     10/09 at 102.00       Ba1       1,601,488
              Revenue Bonds (YMCA Service Learning Academy), Series
              2001, 7.250%, 10/01/11

        500  Wayne County, Michigan, Special Airport Facilities Revenue   12/05 at 102.00       N/R         460,565
              Bonds (Northwest Airlines, Inc.), Refunding Series 1995,
              6.750%, 12/01/15
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 8.1%

      2,500  Minneapolis-St. Paul Metropolitan Airports Commission,        4/11 at 101.00       N/R       2,264,425
              Minnesota, Special Facilities Revenue Bonds (Northwest
              Airlines, Inc. Project), Series 2001A, 7.000%, 4/01/25
              (Alternative Minimum Tax)

        400  Housing and Redevelopment Authority, Northwest Minnesota     10/04 at 102.00       N/R         312,888
              Multi-County, Governmental Housing Revenue Bonds (Pooled
              Housing Program), Series 1994A, 8.125%, 10/01/26

      3,000  Housing and Redevelopment Authority, City of South St.       11/04 at 102.00       Ba2       2,762,940
              Paul, Minnesota, Hospital Facility Revenue Refunding Bonds
              (HealthEast Project), Series 1994, 6.750%, 11/01/09

      1,380  City of White Bear Lake, Minnesota, First Mortgage Nursing   11/03 at 102.00       N/R       1,406,289
              Home Revenue Refunding Bonds (White Bear Lake Care Center,
              Inc. Project), Series 1992, 8.250%, 11/01/12
-------------------------------------------------------------------------------------------------------------------
             Montana - 2.4%

      2,000  Montana State Board of Investments, Exempt Facility Revenue   7/10 at 101.00       Ba3       2,000,620
              Bonds (Stillwater Mining Company Project), Series 2000,
              8.000%, 7/01/20 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Nevada - 0.7%

        750  Clark County, Nevada, Industrial Development Revenue Bonds    1/03 at 102.00        B-         571,860
              (Nevada Power Company Project), Series 1995A, 5.600%,
              10/01/30 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 1.8%

      1,500  New Hampshire Health and Education Facilities Authority,     10/11 at 101.00        A+       1,482,090
              Revenue Bonds (Exeter Hospital), Series 2001A, 5.750%,
              10/01/31

----
14

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.5%

    $    400 New Jersey Economic Development Authority, Electric Energy    6/02 at 102.00       BB+ $       408,604
              Facility Revenue Bonds (Vineland Cogeneration Limited
              Partnership Project), Series 1992, 7.875%, 6/01/19
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.7%

        610  City of Farmington, New Mexico, Pollution Control Refunding  10/02 at 101.00        BB         590,651
              Revenue Bonds (Southern California Edison Company Four
              Corners Project), 1991 Series A, 7.200%, 4/01/21
-------------------------------------------------------------------------------------------------------------------
             New York - 5.1%

      1,380  Industrial Development Agency, Cattaraugus County, New          No Opt. Call       N/R       1,303,810
              York, Tax-Exempt Industrial Development Revenue Bonds
              (Laidlaw Energy & Environmental, Inc. Project), Series
              1999A, 8.500%, 7/01/21 (Alternative Minimum Tax)

        500  Industrial Development Agency, Erie County, New York, Solid  12/10 at 103.00       N/R         168,125
              Waste Disposal Facility Revenue Bonds (1998 CanFibre of
              Lackawanna Project), 9.050%, 12/01/25 (Alternative Minimum
              Tax)##

             Dormitory Authority of the State of New York, Revenue Bonds
             (NYACK Hospital), Series 1996:
      2,000    6.000%, 7/01/06                                             7/06 at 102.00       Ba3       1,811,620
        500    6.250%, 7/01/13                                             7/06 at 102.00       Ba3         411,430

        500  Dormitory Authority of the State of New York, Insured         7/09 at 101.00        AA         540,400
              Revenue Bonds (Marymount Manhattan College), Series 1999,
              6.125%, 7/01/21
-------------------------------------------------------------------------------------------------------------------
             Ohio - 4.0%

      1,000  Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00       N/R         904,260
              Revenue Bonds (Bay Shore Power Project), Convertible
              Series 1998A, 5.875%, 9/01/20 (Alternative Minimum Tax)

             Ohio Water Development Authority, Solid Waste Disposal
             Revenue Bonds (Bay Shore Power Project), Convertible Series
             1998B:
      1,500    6.625%, 9/01/20 (Alternative Minimum Tax)                   9/09 at 102.00       N/R       1,478,400
      1,000    6.625%, 9/01/20 (Alternative Minimum Tax)                   9/09 at 102.00       N/R         985,600
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 10.0%

      3,200  Hospital Development Authority, Allegheny County,            11/10 at 102.00        B+       3,436,224
              Pennsylvania, Health System Revenue Bonds (West Penn
              Allegheny Health System), Series 2000B, 9.250%, 11/15/30

        735  Industrial Development Authority, Carbon County,                No Opt. Call      BBB-         783,745
              Pennsylvania, Resource Recovery Revenue Refunding Bonds
              (Panther Creek Partners Project), Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

        865  Cumberland County Municipal Authority, Pennsylvania, First   11/04 at 102.00   BBB-***         959,397
              Mortgage Revenue and Refunding Bonds (Carlisle Hospital
              and Health Services), Series 1994, 6.800%, 11/15/14
              (Pre-refunded to 11/15/04)

        175  New Morgan Industrial Development Authority, Pennsylvania,    4/04 at 102.00       BB-         162,953
              Solid Waste Disposal Revenue Bonds (New Morgan Landfill
              Company, Inc. Project), Series 1994, 6.500%, 4/01/19
              (Alternative Minimum Tax)

      1,400  Pennsylvania Economic Development Finance Authority,          1/04 at 102.00      BBB-       1,424,724
              Resource Recovery Revenue Bonds (Northampton Generating
              Project), Senior Series 1994A, 6.400%, 1/01/09
              (Alternative Minimum Tax)

      1,500  Pennsylvania Economic Development Finance Authority,         12/04 at 102.00      BBB-       1,567,305
              Resource Recovery Revenue Bonds (Colver Project), Series
              1994D, 7.150%, 12/01/18 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 3.0%

             Connector 2000 Association, Inc., South Carolina, Senior
             Lien Toll Road Revenue Bonds, Series 1998B:
      4,560    0.000%, 1/01/32                                              1/08 at 25.56      BBB-         315,324
      4,550    0.000%, 1/01/33                                              1/08 at 24.13      BBB-         287,515

             Tobacco Settlement Revenue Management Authority, Tobacco
             Settlement Asset-Backed Bonds, Series 2001B:
      1,500    6.000%, 5/15/22                                             5/11 at 101.00        A1       1,503,870
        400    6.375%, 5/15/28                                             5/11 at 101.00        A1         402,044

----
15

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Texas - 2.0%

   $    800  Dallas-Fort Worth International Airport Facility             11/09 at 101.00        BB $       636,744
              Improvement Corporation, Texas, Revenue Bonds (American
              Airlines, Inc.) Series 1999, 6.375%, 5/01/35 (Alternative
              Minimum Tax)

      1,000  Dallas-Fort Worth International Airport Facility             11/12 at 102.00       BB-         963,230
              Improvement Corporation, Texas, Revenue Bonds (American
              Airlines, Inc. Project), Series 2002, 8.250%, 11/01/36
              (Alternative Minimum Tax)

        140  Housing Finance Corporation, Harris County, Texas,            7/12 at 103.00         B          56,000
              Multifamily Housing Revenue Bonds (Windfern Pointe and
              Waterford Place Apartments), Junior Subordinate Lien 1999
              Series D, 9.000%, 7/01/29##
-------------------------------------------------------------------------------------------------------------------
             Utah - 1.1%

        750  City of Bountiful, Davis County, Utah, Hospital Revenue      12/08 at 101.00       N/R         639,675
              Refunding Bonds (South Davis Community Hospital Project),
              Series 1998, 5.750%, 12/15/18

        250  Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50       Aa2         264,008
              1999 Series F, 6.300%, 7/01/21
-------------------------------------------------------------------------------------------------------------------
             Virginia - 2.7%

      1,500  Industrial Development Authority, Rockbridge County,          7/11 at 100.00      Baa3       1,501,815
              Virginia, Revenue and Refunding Bonds (Virginia Horse
              Center), Series 2001C, 6.850%, 7/15/21

        735  Virginia Small Business Financing Authority, Industrial         No Opt. Call       N/R         745,239
              Development Revenue Bonds (S.I.L. Clean Water L.L.C.
              Project), Series 1999, 7.250%, 11/01/09
-------------------------------------------------------------------------------------------------------------------
             Washington - 1.2%

      1,000  Port of Seattle, Washington, Passenger Facility Charge       12/08 at 101.00       AAA       1,012,680
              Revenue Bonds, Series 1998B, 5.300%, 12/01/16 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 4.6%

      1,365  Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00       BBB       1,344,564
              Revenue Bonds (Carroll College, Inc. Project),
              Series 2001, 6.250%, 10/01/21

      2,500  Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00       N/R       2,505,200
              Revenue Bonds (Divine Savior Healthcare), Series 2002A,
              7.500%, 5/01/32 (WI, settling 5/09/02)
-------------------------------------------------------------------------------------------------------------------
   $110,057  Total Investments (cost $80,504,322) - 99.4%                                                82,698,019
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                           485,150
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $    83,183,169
             -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) an prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          # Non-income producing security. On January 1, 2002, CFR Holdings, Inc. (an entity formed by Nuveen for the benefit of the Nuveen Funds owning various interests in CanFibre of Riverside) took possession of the CanFibre of Riverside assets on behalf of the various Nuveen Funds. CFR Holdings, Inc. has determined that a sale of the facility is in the best interest of shareholders and is proceeding accordingly.
           ## Non-income producing security, in the case of a bond, generally denotes that issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
          N/R Investment is not rated.
         (WI) Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

----
16

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 1.9%

   $     25  Alabama Housing Finance Authority, Single Family Mortgage     4/04 at 102.00       Aaa $        26,039
              Revenue Bonds (Collateralized Home Mortgage Revenue Bond
              Program), 1994 Series A-1, 6.600%, 4/01/19

        200  Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00       AAA         214,496
              Bonds, Series 1996, 6.100%, 10/01/13 (Alternative Minimum
              Tax)

        400  Utilities Board of the City of Bayou La Batre, Alabama,       3/07 at 102.00        AA         407,060
              Water and Sewer Revenue Refunding and Improvement Bonds,
              Series 1997, 5.750%, 3/01/27

        100  Industrial Development Board, Town of Courtland, Alabama,     9/05 at 102.00       BBB         102,267
              Solid Waste Disposal Revenue Bonds (Champion International
              Paper Corporation Project), Series 1995A, 6.500%, 9/01/25
              (Alternative Minimum Tax)

        100  Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00       AAA         103,800
              1997D, 5.750%, 2/01/27

        500  Industrial Development Board, City of Phenix, Alabama,        4/08 at 102.00       BBB         444,110
              Environmental Improvement Revenue Bonds (Mead Coated
              Board), Refunding Series 1998, 5.300%, 4/01/27
              (Alternative Minimum Tax)

      5,000  The Southeast Alabama Gas District, General System Revenue    6/10 at 102.00       Aaa       5,157,950
              Bonds, Series A, 5.500%, 6/01/20

        250  Industrial Development Board, City of Tallassee, Alabama,     8/06 at 102.00      A***         282,133
              Industrial Revenue Bonds (Dow-United Technologies
              Composite Products), Series 1996-A, 6.100%,
              8/01/14 (Pre-refunded to 8/01/06)
-------------------------------------------------------------------------------------------------------------------
             Alaska - 1.2%

      3,000  Municipality of Anchorage, Alaska, Water Revenue and          9/09 at 101.00       AAA       3,221,160
             Refunding Bonds, Series 1999, 6.000%, 9/01/24

      1,000  Northern Tobacco Securitization Corporation, Alaska,          6/11 at 100.00       Aa3         922,760
              Tobacco Settlement Asset-Backed Revenue Bonds, Series
              2001, 5.500%, 6/01/29
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.5%

      2,100  Arizona Health Facilities Authority, Hospital System         12/10 at 102.00       BBB       2,163,105
              Revenue Bonds (John C. Lincoln Health Network), Series
              2000, 7.000%, 12/01/25

      1,300  Industrial Development Authority, Maricopa County, Arizona,   7/08 at 101.00       BBB       1,138,228
             Health Facility Revenue
               Bonds (Catholic Healthcare West Project), 1998 Series A,
             5.000%, 7/01/21

      2,150  Industrial Development Authority, Yavapai County, Arizona,    6/07 at 101.00       BBB       1,800,453
              Industrial Development Revenue Bonds (Citizens Utilities
              Company Project), 1998 Series, 5.450%,
              6/01/33 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             California - 3.0%

      8,000  Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call       AAA       3,525,440
              1984 Home Mortgage Revenue Bonds, 0.000%, 9/01/17

      2,000  Foothill-Eastern Transportation Corridor Agency,                No Opt. Call       AAA       1,849,360
              California, Toll Road Revenue Bonds, Series 1995A, 0.000%,
              1/01/05

      1,500  Long Beach Aquarium of the Pacific, California, Revenue       7/05 at 102.00       AAA       1,671,090
              Bonds (Aquarium of the Pacific Project), 1995 Series A,
              6.125%, 7/01/23 (Pre-refunded to 7/01/05)

      1,735  Regional Airports Improvement Corporation, California,        5/06 at 102.00       BB+       1,627,638
              Facilities Sublease Refunding Revenue Bonds (Delta Air
              Lines, Inc.--Los Angeles International Airport), Series
              1996, 6.350%, 11/01/25

             Sacramento Cogeneration Authority, California, Cogeneration
             Project Revenue Bonds (Procter & Gamble Project), 1995
             Series:
        500    6.200%, 7/01/06                                             7/05 at 102.00       BBB         543,275
      1,000    6.500%, 7/01/21 (Pre-refunded to 7/01/05)                   7/05 at 102.00       AAA       1,140,430
-------------------------------------------------------------------------------------------------------------------
             Colorado - 4.1%

      6,000  E-470 Public Highway Authority, Arapahoe County, Colorado,      No Opt. Call       AAA       5,401,560
              Capital Improvement Trust Fund, Senior Highway Revenue
              Bonds (E-470 Project), Series C, 0.000%, 8/31/05

      2,000  E-470 Public Highway Authority, Arapahoe County, Colorado,    8/05 at 103.00       AAA       2,312,640
              Capital Improvement Trust Fund, Senior Revenue Bonds,
              Series 1986B, 6.950%, 8/31/20 (Pre-refunded to 8/31/05)

      1,000  Colorado Health Facilities Authority, Hospital Revenue        9/11 at 100.00      Baa1       1,052,030
              Bonds (Parkview Medical Center, Inc. Project), Series
              2001, 6.500%, 9/01/20

----
17

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

   $  2,500  Colorado Housing and Finance Authority, Single Family         4/10 at 105.00        AA $     2,833,325
              Program Senior Bonds, 2000 Series D-2, 6.900%, 4/01/29
              (Alternative Minimum Tax)

      2,500  Hyland Hills Park and Recreation District, Adams County,     12/06 at 101.00       N/R       2,656,375
              Colorado, Special Revenue Refunding and Improvement Bonds,
              Series 1996A, 6.750%, 12/15/15
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 3.7%

             City of Bridgeport, Connecticut, General Obligation Bonds,
             Residual Option Longs II R-45, 2000 Series A:
      2,360    11.430%, 7/15/16 (IF)                                       7/10 at 101.00       AAA       3,101,536
      2,600    11.360%, 7/15/17 (IF)                                       7/10 at 101.00       AAA       3,372,408

      3,965  Housing Authority of the City of Bridgeport, Connecticut,    12/09 at 102.00       N/R       4,010,994
              Multifamily Housing Revenue Bonds (Stratfield Apartments
              Project), Series 1999, 7.250%, 12/01/24

      2,000  Health and Educational Facilities Authority, State of        11/04 at 102.00       AAA       2,265,480
              Connecticut, Revenue Bonds (Nursing Home Program Issue)
              (AHF/Hartford, Inc. Project), Series 1994, 7.125%,
              11/01/14 (Pre-refunded to 11/01/04)
-------------------------------------------------------------------------------------------------------------------
             Delaware - 1.5%

      5,000  The Delaware Economic Development Authority, Pollution          No Opt. Call        A-       5,220,500
              Control Refunding Revenue Bonds (Delmarva Power and Light
              Company Project), Series 2000D, 5.650%, 7/01/28
              (Alternative Minimum Tax) (Mandatory put 7/01/10)
-------------------------------------------------------------------------------------------------------------------
             Florida - 3.1%

      3,510  Florida Housing Finance Corporation, Revenue Bonds (Wyndham   1/11 at 100.00       AAA       3,545,311
              Place Apartments Project), Series 2000W-1, 5.850%, 1/01/41
              (Alternative Minimum Tax)

      2,715  Jacksonville Port Authority, Florida, Seaport Revenue        11/10 at 100.00       Aaa       2,771,988
              Bonds, Series 2000, 5.625%, 11/01/26 (Alternative Minimum
              Tax)

      1,900  Nassau County, Florida, ICF/MR Revenue Bonds (GF/Amelia       1/03 at 103.00       N/R       1,984,854
              Island Properties, Inc. Project), Series 1993A, 9.750%,
              1/01/23

      1,965  Sanford Airport Authority, Florida, Industrial Development    5/06 at 102.00       N/R       1,949,673
              Revenue Bonds (Central Florida Terminals Inc. Project),
              Series 1995A, 7.500%, 5/01/10 (Alternative Minimum Tax)

        645  Sanford Airport Authority, Florida, Industrial Development    5/07 at 102.00       N/R         630,346
              Revenue Bonds (Central Florida Terminals Inc. Project),
              Series 1997C, 7.500%, 5/01/21
-------------------------------------------------------------------------------------------------------------------
             Illinois - 4.5%

             Champaign County, Illinois, General Obligation Bonds
             (Public Safety Sales Tax Alternate Revenue Source), Series
             1999:
      1,140    8.250%, 1/01/21                                               No Opt. Call       AAA       1,555,450
      1,275    8.250%, 1/01/22                                               No Opt. Call       AAA       1,746,342

      2,000  Illinois Development Finance Authority, Revenue Bonds (The    9/06 at 102.00       AAA       2,123,240
              Presbyterian Home Lake Forest Place Project), Series
              1996B, 6.300%, 9/01/22

             Illinois Educational Facilities Authority, Revenue
             Refunding Bonds (Columbia College), Series 1992:
      2,815    6.875%, 12/01/17 (Pre-refunded to 12/01/04)                12/04 at 100.00    N/R***       3,116,487
      1,185    6.875%, 12/01/17                                           12/04 at 100.00       BBB       1,221,119

      2,000  Illinois Health Facilities Authority, Revenue Refunding       8/06 at 102.00       N/R       2,009,220
              Bonds (Fairview Obligated Group), Series 1995A, 7.125%,
              8/15/17

      4,000  Illinois Health Facilities Authority, Revenue Bonds           8/07 at 101.00        A-       3,882,960
              (Victory Health Service), Series 1997A, 5.750%, 8/15/27
-------------------------------------------------------------------------------------------------------------------
             Indiana - 2.4%

      3,000  City of Goshen, Indiana, Revenue Refunding Bonds              8/08 at 101.00       N/R       2,554,860
              (Greencroft Obligated Group), Series 1998, 5.750%, 8/15/28

      2,085  Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00       Aaa       2,197,840
              Revenue Bonds, 2000 Series C-3, 5.650%, 7/01/30

      4,000  Indianapolis Airport Authority, Indiana, Specialty Facility  11/05 at 102.00        B+       2,719,080
              Revenue Bonds (United Airlines, Inc. - Indianapolis
              Maintenance Center Project), Series 1995A, 6.500%,
              11/15/31 (Alternative Minimum Tax)

      1,000  Rockport, Indiana, Pollution Control Revenue Refunding        9/02 at 101.00      BBB+       1,013,790
              Bonds (Indiana Michigan Power Company), 7.600%, 3/01/16

----
18

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Kentucky - 4.6%

   $  5,000  Henderson County, Kentucky, Solid Waste Disposal Revenue      3/05 at 102.00       BBB $     5,199,200
              Bonds (MacMillan Bloedel Project), Series 1995, 7.000%,
              3/01/25 (Alternative Minimum Tax)

      2,000  Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00       BB-       1,599,400
              System Refunding and Improvement Revenue Bonds
              (Appalachian Regional Healthcare, Inc. Project), Series
              1997, 5.875%, 10/01/22

      5,000  Louisville and Jefferson County Metropolitan Sewer           11/04 at 102.00       AAA       5,619,250
              District, Kentucky, Sewer and Drainage System Revenue
              Bonds, Series 1994A, 6.750%, 5/15/25 (Pre-refunded to
              11/15/04)

      3,500  Pendleton County, Kentucky, County Lease Revenue Bonds        3/03 at 102.00         A       3,608,010
              (Kentucky Associated Counties Leasing Trust Program),
              Series 1993-A, 6.500%, 3/01/19
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 2.6%

      1,960  Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00       Aaa       2,200,688
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

             Tobacco Settlement Financing Corporation, Louisiana,
             Asset-Backed Bonds, Series 2001B:
      5,000    5.500%, 5/15/30                                             5/11 at 101.00        A1       4,577,400
      2,510    5.875%, 5/15/39                                             5/11 at 101.00        A1       2,263,819
-------------------------------------------------------------------------------------------------------------------
             Maryland - 1.5%

      2,000  Maryland Energy Financing Administration, Limited            12/06 at 102.00        A-       2,103,100
              Obligation Solid Waste Disposal Revenue Bonds
              (Wheelabrator Water Technologies--Baltimore L.L.C.
              Projects), 1996 Series, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

      3,000  Maryland Economic Development Corporation, Student Housing    6/09 at 102.00      Baa3       3,000,870
              Revenue Bonds (Collegiate Housing Foundation--University
              Courtyard Project), Series 1999A, 5.750%, 6/01/31
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 0.7%

      3,000  Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00       BBB       2,366,700
              Revenue Refunding Bonds (Ogden Haverhill Project), Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Michigan - 3.7%

      3,000  Michigan State Hospital Finance Authority, Revenue and        8/03 at 102.00      BBB-       2,926,170
              Refunding Bonds (The Detroit Medical Center Obligated
              Group), Series 1993A, 6.500%, 8/15/18

      6,500  Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00      BBB-       5,306,015
              Bonds (The Detroit Medical Center Obligated Group), Series
              1998A, 5.250%, 8/15/23

      3,000  Michigan Strategic Fund, Limited Obligation Refunding         9/11 at 100.00        A-       2,943,630
              Revenue Bonds (The Detroit Edison Company Pollution
              Control Project), Collateralized Fixed Rate Conversion
              Series 1999C, 5.650%, 9/01/29 (Alternative Minimum Tax)

      2,000  Hospital Finance Authority, Pontiac, Michigan, Hospital       8/03 at 102.00      BBB-       1,782,780
             Revenue Refunding Bonds (NOMC Obligated   Group), Series
             1993, 6.000%, 8/01/13
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.2%

      3,950  Minnesota Housing Finance Agency, Single Family Mortgage      7/10 at 101.50       AA+       4,141,141
              Bonds, 1997 Series G Remarketed, 6.000%, 1/01/18
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 2.7%

        700  New Hampshire Higher Educational and Health Facilities        7/02 at 100.00      BBB+         700,049
              Authority, Hospital Revenue Bonds (Catholic Medical Center
              Issue), Series 1989, 6.000%, 7/01/17

      8,500  Business Finance Authority of New Hampshire, Pollution        5/12 at 101.00       AAA       8,658,525
              Control Revenue Bonds (Public Service Company of New
              Hampshire Project), Series 2001C Refunding, 5.450%, 5/01/21
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.7%

      2,300  New Jersey Economic Development Authority, Electric Energy    6/02 at 102.00       BB+       2,349,473
              Facility Revenue Bonds (Vineland Cogeneration Limited
              Partnership Project), Series 1992, 7.875%, 6/01/19
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.8%

      2,800  City of Farmington, New Mexico, Pollution Control Revenue     4/06 at 101.00      BBB-       2,731,120
              Refunding Bonds (Public Service Company of New Mexico--San
              Juan Project), Series 1997A, 5.800%, 4/01/22

----
19

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             New York - 6.9%

   $  2,745  Village of East Rochester Housing Authority, New York,        3/09 at 103.00       N/R $     2,622,353
              Multifamily Senior Housing Revenue Bonds (Jefferson Park
              Apartments Project), Series 1999, 6.750%, 3/01/30

      1,000  Metropolitan Transportation Authority, New York, Dedicated    4/09 at 101.00       AAA       1,021,020
              Tax Fund Bonds, Series 1999A 5.250%, 4/01/23

        115  The City of New York, New York, General Obligation Bonds,     4/07 at 101.00       Aaa         132,590
              Fiscal 1997 Series I, 6.250%, 4/15/27 (Pre-refunded to
              4/15/07)

        610  The City of New York, New York, General Obligation Bonds,     8/02 at 101.50         A         621,889
              Fiscal 1992 Series B, 7.500%, 2/01/09

      2,700  New York City Transitional Finance Authority, New York,       5/10 at 101.00       Aa3       3,489,372
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 13.930%, 11/01/17 (IF)

      2,500  Dormitory Authority of the State of New York, Department of   7/05 at 102.00       AAA       2,854,750
              Health of the State of New York, Revenue Bonds (Roswell
              Park Cancer Center), Series 1995, 6.625%, 7/01/24
              (Pre-refunded to 7/01/05)

             New York State Housing Finance Agency, Service Contract
             Obligation Revenue Bonds, 1995 Series A:
      2,630    6.375%, 9/15/15 (Pre-refunded to 9/15/07)                   9/07 at 100.00       AAA       3,048,670
        370    6.375%, 9/15/15                                             9/05 at 102.00       AA-         396,818

      2,125  New York State Urban Development Corporation, Project           No Opt. Call       AA-       2,270,201
              Revenue Bonds (University Facilities Grants), 1995
              Refunding Series, 5.500%, 1/01/19

      7,500  The Port Authority of New York and New Jersey, Special       10/06 at 102.00       N/R       7,758,075
              Project Bonds (KIAC Partners Project), Series 4, 6.750%,
              10/01/19 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.4%

      1,299  Woodfin Treatment Facility, Inc., North Carolina,            12/03 at 102.00       N/R       1,317,063
              Proportionate Interest Certificates, 6.750%, 12/01/13
-------------------------------------------------------------------------------------------------------------------
             Ohio - 5.4%

      1,350  Columbiana County, Ohio, County Jail Facilities              12/04 at 102.00     AA***       1,518,899
              Construction Bonds (General Obligation--Unlimited Tax),
              6.700%, 12/01/24 (Pre-refunded to 12/01/04)

      2,000  Cuyahoga County, Ohio, Hospital Revenue Bonds (Meridia        8/05 at 102.00       AAA       2,247,200
              Health System), Series 1995, 6.250%, 8/15/24 (Pre-refunded to 8/15/05)

      2,350  City of Garfield Heights, Ohio, Hospital Improvement and     11/02 at 102.00    Aa3***       2,459,980
              Refunding Revenue Bonds (Marymount Hospital Project),
              Series 1992B, 6.700%, 11/15/15 (Pre-refunded to 11/15/02)

      1,750  Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00      BBB+       1,758,190
              and Improvement Bonds (Upper Valley Medical Center),
              Series 1996A, 6.375%, 5/15/26

      5,000  Montgomery County, Ohio, Hospital Facilities Revenue Bonds    4/10 at 101.00      BBB+       5,264,600
              (Kettering Medical Center Network Obligated Group), Series
              1999, 6.750%, 4/01/18

      1,750  Ohio Higher Educational Facility Commission, Higher          12/03 at 102.00       AAA       1,903,283
              Educational Facility Mortgage Revenue Bonds (University of
              Dayton--1992 Project), 6.600%, 12/01/17 (Pre-refunded to
              12/01/03)

      3,500  Shelby County, Ohio, Hospital Facilities Revenue Refunding    9/02 at 102.00    N/R***       3,638,390
              and Improvement Bonds (The Shelby County Memorial Hospital
              Association), Series 1992, 7.700%, 9/01/18 (Pre-refunded
              to 9/01/02)
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 3.6%

             Edmond Economic Development Authority, Oklahoma, Student
             Housing Revenue Bonds (Collegiate Housing
             Foundation--Edmond Project), Series 1998A:
        800    5.375%, 12/01/19                                           12/08 at 102.00      Baa3         716,864
      3,150    5.500%, 12/01/28                                           12/08 at 102.00      Baa3       2,766,236

     10,000  Trustees of the Tulsa Municipal Airport Trust, Oklahoma,     12/08 at 100.00        BB       9,017,700
              Revenue Bonds (American Airlines, Inc.), Refunding Series
              2001B, 5.650%, 12/01/35 (Mandatory put 12/01/08)
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 4.2%

      1,000  Hospital Development Authority, Allegheny County,            11/10 at 102.00       AAA       1,096,160
              Pennsylvania, Health System Insured Revenue Bonds (West
              Penn Allegheny Health System), Series 2000A, 6.500%,
              11/15/30

      2,500  Higher Education Building Authority, Allegheny County         2/06 at 102.00      Baa3       2,611,175
              (Commonwealth of Pennsylvania), College Revenue Bonds
              (Robert Morris College), 1996 Series A, 6.400%, 2/15/14

      5,935  Delaware River Port Authority, Pennsylvania, Inverse          1/08 at 100.00       AAA       7,467,298
              Floater, Drivers Series 144, 13.540%, 1/01/08 (IF)

----
20

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

   $    500  Falls Township Hospital Authority, Pennsylvania, Refunding    8/02 at 102.00       AAA $       535,550
              Revenue Bonds (The Delaware Valley Medical Center Project)
              (FHA-Insured Mortgage), Series 1992, 7.000%, 8/01/22

      1,000  Latrobe Industrial Development Authority (Commonwealth of     5/04 at 102.00       AAA       1,102,690
              Pennsylvania), College Revenue Bonds (St. Vincent College
              Project), Series 1994, 6.750%, 5/01/24 (Pre-refunded to
              5/01/04)

             City of Philadelphia, Pennsylvania, Gas Works Revenue
             Bonds, Fourteenth Series:
        550    6.375%, 7/01/26 (Pre-refunded to 7/01/03)                   7/03 at 102.00       Aaa         587,769
      1,150    6.375%, 7/01/26                                             7/03 at 102.00       BBB       1,147,620
-------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.1%

         100 Commonwealth of Puerto Rico, Public Improvement Bonds         7/04 at 101.50       AAA         110,566
              (General Obligation Bonds), Series 1994, 6.500%, 7/01/23
              (Pre-refunded to 7/01/04)

        165  Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/04 at 102.00       AAA         182,787
             Series T, 6.375%, 7/01/24 (Pre-refunded to 7/01/04)
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 4.2%

             School District of Berkeley County, South Carolina,
             Certificates of Participation, Series 1994:
        250    6.250%, 2/01/12 (Pre-refunded to 2/01/04)                   2/04 at 102.00       AAA         271,035
      2,225    6.300%, 2/01/16 (Pre-refunded to 2/01/04)                   2/04 at 102.00       AAA       2,414,103

             Charleston Public Facilities Corporation, Charleston
             County, South Carolina, Certificates of Participation,
             Series 1994B:
        240    6.875%, 6/01/14 (Pre-refunded to 6/01/04)                   6/04 at 102.00       AAA         265,920
         10    6.875%, 6/01/14                                             6/04 at 102.00       AAA          10,973

        400  Coastal Carolina University Board of Trustees, South          6/04 at 102.00       AAA         437,548
              Carolina, Revenue Bonds, Series 1994, 6.800%, 6/01/19

        200  Greenville Hospital System Board of Trustees, South             No Opt. Call        AA         217,944
              Carolina, Hospital Facilities Revenue Bonds, Series 1990,
              6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds
             (Self Memorial Hospital), Series 2001:
      2,500    5.500%, 10/01/26                                           10/11 at 100.00        A+       2,407,300
      3,250    5.500%, 10/01/31                                           10/11 at 100.00        A+       3,106,383

        300  South Carolina Regional Housing Development Corporation,      7/02 at 102.00       Aa2         306,354
              No. 1 Multifamily Revenue Refunding Bonds (Redwood Village
              Apartments), Series A, 6.625%, 7/01/17

        500  South Carolina State Education Assistance Authority,          9/04 at 101.00         A         524,850
              Guaranteed Student Loan Revenue and Refunding Bonds,
              Series 1994, 6.300%, 9/01/08 (Alternative Minimum Tax)

        190  South Carolina State Housing Authority, Homeownership         7/04 at 102.00        AA         200,663
              Mortgage Purchase, Series A, 6.150%, 7/01/08

        180  South Carolina State Housing Finance and Development          5/06 at 102.00       Aa2         184,226
              Authority, Mortgage Revenue Bonds, Series 1996A, 6.350%,
              7/01/25 (Alternative Minimum Tax)

      1,000  South Carolina Housing Finance and Development Authority,     6/05 at 102.00      BBB-       1,021,500
              Multifamily Housing Mortgage Revenue Bonds (United
              Dominion-Hunting Ridge Apartments Project), Series 1995,
              6.750%, 6/01/25 (Alternative Minimum Tax) (Mandatory put
              6/01/10)

      1,250  South Carolina Housing Finance and Development Authority,    12/05 at 102.00       AA-       1,315,050
              Multifamily Housing Revenue Refunding Bonds (Runaway Bay
              Apartments Project), Series 1995, 6.125%, 12/01/15

      2,000  York County, South Carolina, Water and Sewer System Revenue  12/03 at 102.00       N/R       2,031,380
              Bonds, Series 1995, 6.500%, 12/01/25
-------------------------------------------------------------------------------------------------------------------
             South Dakota - 2.2%

      6,000  Education Loans Inc., South Dakota, Tax-Exempt Fixed-Rate     6/08 at 102.00        A2       6,022,860
              Student Loan Asset-Backed Callable Notes, Subordinate
              Series 1998-1K, 5.600%, 6/01/20

      1,565  South Dakota Housing Development Authority, Homeownership     5/07 at 102.00       AAA       1,578,412
              Mortgage Bonds, 1997 Series F, 5.800%, 5/01/28
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 7.8%

      5,000  Knox County Health, Educational and Housing Facilities        4/12 at 101.00      Baa2       5,001,750
              Board, Tennessee, Hospital Facilities Revenue Bonds
              (Baptist Health System of East Tennessee), Series 2002,
              6.375%, 4/15/22

      6,975  Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00       AAA       7,368,251
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax)

----
21

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Tennessee (continued)

    $  2,725 The Health and Educational Facilities Board of the            2/08 at 102.00        AA $     2,727,289
              Metropolitan Government of Nashville and Davidson County,
              Tennessee, Multi-Modal Interchangeable Rate Health
              Facility Revenue Bonds (Richland Place, Inc. Project),
              Series 1993, 5.500%, 5/01/23

         995 The Health, Educational and Housing Facilities Board of       8/07 at 105.00    N/R***       1,297,052
              Shelby County, Tennessee, ICF/MR Revenue Bonds (Open Arms
              Developmental Centers), Series 1992A, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

       1,010 The Health, Educational and Housing Facilities Board of       8/07 at 105.00    N/R***       1,317,030
              Shelby County, Tennessee, ICF/MR Revenue Bonds (Open Arms
              Developmental Centers), Series 1992C, 9.750%, 8/01/19
              (Pre-refunded to 8/01/07)

       7,000 The Health, Educational and Housing Facilities Board of       7/09 at 102.00        AA       6,901,020
              Shelby County, Tennessee, Revenue Bonds (St. Jude's
              Children's Research), Series 1999, 5.375%, 7/01/29

       1,380 Industrial Development Board, City of South Fulton,          10/05 at 102.00      Baa3       1,417,550
              Tennessee, Industrial Development Revenue Bonds (Tyson
              Foods, Inc. Project), Series 1995, 6.350%, 10/01/15
              (Alternative Minimum Tax)

       1,500 Wilson County, Tennessee, Certificates of Participation       6/04 at 102.00     A2***       1,644,765
              (Wilson County Educational Facilities Corporation), Series
              1994, 6.250%, 6/30/15 (Pre-refunded to 6/30/04)
-------------------------------------------------------------------------------------------------------------------
             Texas - 12.0%

      7,000  Alliance Airport Authority, Inc., Texas, Special Facilities   4/06 at 102.00       BBB       7,190,050
              Revenue Bonds (Federal Express Corporation Project),
              Series 1996, 6.375%, 4/01/21 (Alternative Minimum Tax)

      5,000  Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call      BBB+       5,025,400
              Refunding Bonds (TXU Electric Company Project), Series
              2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11)

             Health Facilities Development Corporation, Gregg County,
             Texas, Hospital Revenue Bonds (Good Shepherd Medical Center
             Project), Series 2000:
      3,250    6.375%, 10/01/25                                           10/10 at 101.00        AA       3,499,828
      3,000    6.375%, 10/01/29                                           10/10 at 101.00        AA       3,224,280

      7,500  Gulf Coast Industrial Development Authority, Texas, Waste     6/08 at 102.00      Baa2       6,964,575
              Disposal Revenue Bonds (Valero Refining and Marketing
              Company Project), Series 1997, 5.600%, 12/01/31
              (Alternative Minimum Tax)

      5,250  Harlingen Consolidated Independent School District, Cameron   8/09 at 100.00       AAA       5,329,800
              County, Texas, Unlimited Tax School Building Bonds, Series
              1999, 5.500%, 8/15/26

        750  North Central Texas Health Facilities Development             2/06 at 102.00      BBB-         704,798
              Corporation, Health Facilities Development Revenue Bonds
              (C.C. Young Memorial Home Project), Series 1996, 6.375%,
              2/15/20

      2,895  Port of Bay City Authority, Matagorda County, Texas,          5/06 at 102.00       BBB       2,889,065
              Revenue Bonds (Hoechst Celanese Corporation Project),
              Series 1996, 6.500%, 5/01/26 (Alternative Minimum Tax)

      4,000  Health Facilities Development Corporation, Tarrant County,   11/10 at 101.00        A-       4,195,600
              Texas, Hospital Revenue Bonds (Adventist Health
              System/Sunbelt Obligated Group), Series 2000, 6.700%,
              11/15/30

       3,020 Health Facilities Development Corporation, Tom Green          5/11 at 101.00      Baa3       3,026,855
              County, Texas, Hospital Revenue Bonds (Shannon Health
              System Project), Series 2001, 6.750%, 5/15/21
-------------------------------------------------------------------------------------------------------------------
             Utah - 0.6%

       2,000 Carbon County, Utah, Solid Waste Disposal Refunding Revenue   2/05 at 102.00       BB-       2,018,680
              Bonds (Laidlaw/ECDC Project) (Guaranteed by Allied Waste
              Industries), Series 1995, 7.500%, 2/01/10 (Alternative
              Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Virginia - 1.9%

      2,000  Industrial Development Authority, Hanover County, Virginia,     No Opt. Call       AAA       2,328,740
              Hospital Revenue Bonds (Memorial Regional Medical Center
              Project at Hanover Medical Park) (Guaranteed by Bon
              Secours Health System Obligated Group), Series 1995,
              6.375%, 8/15/18

      3,000  Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3       3,117,210
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28

      1,250  Southeastern Public Service Authority, Virginia, Senior       7/03 at 102.00        A-       1,273,474
              Revenue Bonds (Regional Solid Waste System), Series 1993,
              6.000%, 7/01/13 (Alternative Minimum Tax)

----
22

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Washington - 2.1%

   $  5,000  Port of Seattle, Washington, Special Facility Revenue Bonds  3/10 at 101.00       AAA $     5,311,000
              (Terminal 18 Project), Series 1999B, 6.000%, 9/01/20
              (Alternative Minimum Tax)

      2,170  Washington Healthcare Facilities Authority, Revenue Bonds    1/11 at 102.00       Aa3       2,140,810
              (Sea-Mar Community Health Center), Series 2001, 5.750%,
              1/01/26
------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.4%

      3,500  Madison, Wisconsin, Industrial Development Revenue           4/12 at 100.00       AA-       3,467,730
              Refunding Bonds (Madison Gas and Electric Company), Series
              2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

      1,275  Wisconsin Health and Educational Facilities Authority,       2/12 at 101.00       AAA       1,253,120
              Revenue Bonds (Ministry Health Care, Inc.), Series 2002A,
              5.125%, 2/15/22
------------------------------------------------------------------------------------------------------------------
   $340,389  Total Investments (cost $330,536,194) - 98.2%                                             342,285,523
------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 1.8%                                                        6,442,514
             ----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                     $   348,728,037
             ----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
         (IF) Inverse floating rate security.



                                See accompanying notes to financial statements.

----
23

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 4.5%

    $ 10,000 Alabama Incentives Financing Authority, Tax-Exempt Special   10/09 at 102.00       AAA $    10,770,700
              Obligation Bonds, Series 1999-A, 6.000%, 10/01/29

       5,000 Houston County Health Care Authority, Alabama, Series 2000   10/09 at 101.00       Aaa       5,331,150
              Bonds, 6.125%, 10/01/25

       3,000 Madison, Alabama, General Obligation School Warrants,         2/04 at 102.00       AAA       3,252,420
              Series 1994, 6.250%, 2/01/19 (Pre-refunded to 2/01/04)

       2,860 The Utilities Board of the City of Oneonta, Alabama,         11/04 at 102.00       AAA       3,219,902
              Utility Revenue Bonds, Series 1994, 6.900%, 11/01/24
              (Pre-refunded to 11/01/04)

       9,000 University of Alabama at Birmingham, Hospital Revenue         9/10 at 101.00       AAA       9,386,640
              Bonds, Series 2000A, 5.875%, 9/01/31

             West Morgan-East Lawrence Water Authority, Alabama, Water
             Revenue Bonds, Series 1994:
       2,200   6.800%, 8/15/19 (Pre-refunded to 8/15/04)                   8/04 at 102.00       AAA       2,453,396
       3,000   6.850%, 8/15/25 (Pre-refunded to 8/15/04)                   8/04 at 102.00       AAA       3,348,720
-------------------------------------------------------------------------------------------------------------------
             Alaska - 2.9%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00       AAA       4,738,815
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17
              (Alternative Minimum Tax)

       4,805 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,   6/06 at 102.00       AAA       5,042,655
              1996 Series A, 6.000%, 12/01/15

      14,475 Alaska Housing Finance Corporation, Mortgage Revenue Bonds,   6/10 at 100.00       AAA      14,649,424
              2000 Series A, 5.750%, 12/01/38
-------------------------------------------------------------------------------------------------------------------
             Arizona - 2.2%

             Industrial Development Authority, City of Phoenix, Arizona,
             Multifamily Housing Revenue Bonds (GNMA Collateralized -
             Campaigne Place on Jackson Project), Series 2001:
       1,545   5.600%, 6/20/21 (Alternative Minimum Tax)                   6/11 at 102.00       Aaa       1,571,790
       4,970   5.800%, 6/20/41 (Alternative Minimum Tax)                   6/11 at 102.00       Aaa       5,051,160

             Tempe Union High School District No. 213, Maricopa County,
             Arizona, School Improvement and Refunding Bonds, Series
             1994:
       4,290   6.000%, 7/01/10 (Pre-refunded to 7/01/04)                   7/04 at 101.00       AAA       4,650,875
       1,710   6.000%, 7/01/10                                             7/04 at 101.00       AAA       1,840,798

       5,000 City of Tucson, Arizona, Water System Revenue Bonds, Series   7/06 at 101.00       AAA       5,601,550
              1994-A (1996), 6.000%, 7/01/21 (Pre-refunded to 7/01/06)
-------------------------------------------------------------------------------------------------------------------
             California - 8.4%

             California Housing Finance Agency, Home Mortgage Revenue
             Bonds, Series 1999L:
      34,000   0.000%, 2/01/18 (Alternative Minimum Tax)                    8/09 at 59.51       AAA      13,318,480
       3,415   0.000%, 2/01/31 (Alternative Minimum Tax)                    8/09 at 26.63       AAA         583,180

       1,785 California Housing Finance Agency, Home Mortgage Revenue       2/10 at 24.63       AAA         273,408
              Bonds, Series 2000F, 0.000%, 8/01/31 (Alternative Minimum
              Tax)

       5,000 Department of Veterans Affairs, State of California, Home     6/12 at 101.00       AAA       5,014,250
              Purchase Revenue Bonds, Series 2002A, 5.350%, 12/01/27
              (Alternative Minimum Tax)

       5,000 City of Los Angeles, California, Multifamily Housing          7/11 at 102.00       AAA       4,896,100
              Revenue Bonds (GNMA Mortgage-Backed Securities Program -
              Park Plaza West Senior Apartments Project), Series 2001B,
              5.500%, 1/20/43 (Alternative Minimum Tax)

       8,000 City of Oakland, California, Insured Revenue Bonds (1800      1/10 at 100.00       AAA       8,590,720
              Harrison Foundation - Kaiser Permanente), Series 1999A,
              6.000%, 1/01/29

      13,750 Ontario Redevelopment Financing Authority, San Bernardino     8/03 at 102.00       AAA      14,692,563
              County, California, Revenue Bonds (Ontario Redevelopment
              Project No. 1), Series 1993, 5.800%, 8/01/23

       5,295 Riverside County, California, Certificates of Participation  12/04 at 101.00       AAA       5,861,936
              (1994 Desert Justice Facility Project), 6.000%, 12/01/12
              (Pre-refunded to 12/01/04)

       6,995 Airports Commission of the City and County of San             5/11 at 100.00       AAA       6,917,915
              Francisco, California, San Francisco International
              Airport, Second Series Revenue Refunding Bonds, Issue 27A,
              5.250%, 5/01/31 (Alternative Minimum Tax)

      10,000 The Regents of the University of California, Revenue Bonds    9/02 at 102.00       AAA      10,365,200
              (Multiple Purpose Projects), Series D, 6,375%, 9/01/24
              (Pre-refunded to 9/01/02)

----
24

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Colorado - 4.4%

             City and County of Broomfield Building Corporation,
             Colorado, Certificates of Participation (Master Facilities
             Lease Purchase Agreement), Series 1999:
   $  5,030    5.875%, 12/01/19                                           12/09 at 100.00       AAA $     5,394,977
      5,000    6.000%, 12/01/29                                           12/09 at 100.00       AAA       5,339,850

     10,000  Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00       AAA      10,387,400
              Revenue Bonds (NCMC, Inc. Project), Series 1999, 5.750%,
              5/15/24

             E-470 Public Highway Authority, Colorado, Senior Revenue
             Bonds, Series 1997B:
     12,480    0.000%, 9/01/24                                               No Opt. Call       AAA       3,541,075
      9,890    0.000%, 9/01/25                                               No Opt. Call       AAA       2,640,333

      3,750  E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63       AAA       1,592,775
              Bonds, Series 2000B, 0.000%, 9/01/17

     24,700  E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 31.42       AAA       4,921,722
              Bonds, Series 2000B, 0.000%, 9/01/28

      3,500  Jefferson County, Colorado, Refunding Certificates of        12/02 at 102.00       AAA       3,663,310
              Participation, 6.650%, 12/01/08
-------------------------------------------------------------------------------------------------------------------
             Delaware - 0.4%

      3,600  Delaware Economic Development Authority, Pollution Control    5/02 at 102.00       AAA       3,685,428
              Refunding Revenue Bonds (Delmarva Power and Light Company
              Project), Series 1992B, 6.750%, 5/01/19
-------------------------------------------------------------------------------------------------------------------
             District of Columbia - 0.5%

      4,000  District of Columbia, Washington, D.C., General Obligation    6/04 at 102.00       AAA       4,368,080
              Bonds, Series 1994B, 6.100%, 6/01/11 (Pre-refunded to
              6/01/04)
-------------------------------------------------------------------------------------------------------------------
             Florida - 2.2%

      4,495  Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00       AAA       4,755,036
              Revenue Bonds, 2000 Series 4, 6.250%, 7/01/22 (Alternative
              Minimum Tax)

      3,930  Florida Housing Finance Corporation, Housing Revenue Bonds    8/10 at 100.00       AAA       4,019,132
              (Sundance Pointe Apartments), Series N-1, 6.050%, 2/01/41
              (Alternative Minimum Tax)

      5,980  Housing Finance Authority, Miami-Dade County, Florida,        1/11 at 102.00       AAA       6,203,114
              Multifamily Revenue Bonds (Sunset Bay Apartments Project),
              Series 2000-5A, 6.050%, 1/01/41 (Alternative Minimum Tax)

             Housing Finance Authority, Palm Beach County, Florida,
             Multifamily Housing Revenue Bonds (Pinnacle Palms
             Apartments Project), Series 2001A:
      1,000    5.550%, 7/01/21 (Alternative Minimum Tax)                   7/11 at 100.00       AAA       1,009,930
      2,590    5.750%, 7/01/37 (Alternative Minimum Tax)                   7/11 at 100.00       AAA       2,624,758
-------------------------------------------------------------------------------------------------------------------
             Georgia - 1.8%

      5,000  Development Authority of Appling County, Georgia, Pollution   1/04 at 101.00       AAA       5,381,150
              Control Revenue Bonds (Oglethorpe Power Corporation Hatch
              Project), Series 1994, 7.150%, 1/01/21

       3,020 Development Authority of the City of Marietta, Georgia,       9/05 at 102.00       AAA       3,174,262
              First Mortgage Revenue Refunding Bonds (Life College),
              Series 1995A, 5.950%, 9/01/19

       6,180 Development Authority of the City of Marietta, Georgia,       9/05 at 102.00       AAA       6,708,390
              First Mortgage Revenue Refunding Bonds (Life College),
              Series 1995B, 6.250%, 9/01/25

------------------------------------------------------------------------------------------------------------------
             Hawaii - 0.4%

      3,300  State of Hawaii, General Obligation Bonds, Inverse Floaters   2/12 at 100.00       AAA       3,658,215
              (ROL-SER II-R-153), 12.820%, 2/01/21 (IF)

------------------------------------------------------------------------------------------------------------------
             Illinois - 12.7%

      2,500  City of Chicago, Illinois, General Obligation Bonds           7/02 at 101.50       AAA       2,559,650
              (Central Public Library Project), 1988 Series C, 6.850%,
              1/01/17 (Pre-refunded to 7/01/02)

      9,590  Chicago School Reform Board of Trustees of the Board of      12/07 at 102.00       AAA      10,215,268
              Education, City of Chicago, Illinois, General Obligation -
              Unlimited Tax Bonds, Series 1996, 5.800%, 12/01/17

      9,000  City of Chicago, Illinois, O'Hare International Airport,      1/10 at 101.00       AAA       9,117,090
              General Airport Second Lien Revenue Refunding Bonds,
              Series 1999, 5.500%, 1/01/18 (Alternative Minimum Tax)

      3,000  City of Chicago, Illinois, O'Hare International Airport,      1/12 at 100.00       AAA       3,097,440
              General Airport Third Lien Revenue Refunding Bonds, Series
              2002A, 5.750%, 1/01/19 (Alternative Minimum Tax)

----
25

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

   $ 12,800  Public Building Commission of Chicago, Illinois, Building    12/03 at 102.00       AAA $    13,750,400
              Revenue Bonds (Board of Education of the City of Chicago),
              1993 Series A, 5.750%, 12/01/18 (Pre-refunded to 12/01/03)

      5,000  City of Chicago, Illinois, Second Lien Wastewater               No Opt. Call       AAA       5,267,600
              Transmission Revenue Bonds, Series 2001A, 5.500%, 1/01/30

             Town of Cicero, Cook County, Illinois, General Obligation
             Corporate Purpose Bonds, Series 1994A:
      3,610    6.400%, 12/01/14 (Pre-refunded to 12/01/04)                12/04 at 102.00       AAA       4,031,756
      2,930    6.400%, 12/01/14                                           12/04 at 102.00       AAA       3,218,224

             Community Consolidated School District Number 21, Cook
             County, Wheeling, Illinois, General Obligation Capital
             Appreciation School Building Bonds, Series 2001:
      5,100    0.000%, 12/01/18                                              No Opt. Call       Aaa       2,087,124
      2,520    0.000%, 12/01/19                                              No Opt. Call       Aaa         965,563

      2,500  Community College District No. 508, Cook County, Illinois,      No Opt. Call       AAA       3,042,275
              Certificates of Participation, 8.750%, 1/01/07

      2,370  Board of Governors of State Colleges and Universities,        4/04 at 102.00       AAA       2,588,798
              Illinois, Auxiliary Facilities System Revenue Bonds
              (Eastern Illinois University), Series 1994A, 6.375%,
              4/01/16 (Pre-refunded to 4/01/04)

      6,500  Illinois Development Finance Authority, Revenue Bonds        11/10 at 101.00       AAA       6,820,645
              (Adventist Health System/Sunbelt Obligated Group),
              Remarketed Series 1997A, 5.875%, 11/15/20

      1,455  Illinois Educational Facilities Authority, Revenue            5/06 at 102.00       AAA       1,652,036
              Refunding Bonds (Midwestern University), Series 1996B,
              6.250%, 5/15/26 (Pre-refunded to 5/15/06)

      3,000  Illinois Health Facilities Authority, Revenue Bonds (The      8/04 at 102.00       AAA       3,296,580
              University of Chicago Hospitals Project), Series 1994A,
              6.125%, 8/15/24 (Pre-refunded to 8/15/04)

      4,000  Illinois Health Facilities Authority, Healthcare Facilities  11/04 at 102.00       AAA       4,460,360
              Revenue Bonds (Northwestern Medical Faculty Foundation,
              Inc.), Series 1995, 6.500%, 11/15/15 (Pre-refunded to
              11/15/04)

             Illinois Health Facilities Authority, Revenue Bonds
             (Community Provider Pooled Loan Program), Series B:
        116    7.900%, 8/15/03                                             8/02 at 100.00       AAA         122,351
        637    7.900%, 8/15/03                                             8/02 at 100.00       AAA         640,064

      5,000  State of Illinois, General Obligation Bonds, Series 1994,     8/04 at 102.00        AA       5,269,500
              5.875%, 8/01/19

             State of Illinois, General Obligation Bonds, Series 1995:
      3,065    6.100%, 2/01/19                                             2/05 at 102.00       AAA       3,297,725
      5,545    6.100%, 2/01/20                                             2/05 at 102.00       AAA       5,966,032

      2,705  State of Illinois, General Obligation Bonds (Illinois        12/10 at 100.00       AAA       2,767,323
              FIRST), Series 2000, 5.400%, 12/01/20

      4,645  City of Monmouth, Warren County, Illinois, General            12/09 at 26.76       Aaa         907,679
              Obligation Sewer Bonds, Series 1999B, 0.000%, 12/01/29
              (Pre-refunded to 12/01/09)

      4,000  Regional Transportation Authority, Cook, DuPage, Kane,        6/03 at 102.00       AAA       4,243,520
              Lake, McHenry and Will Counties, Illinois, General
              Obligation Refunding Bonds, Series 1993C, 5.850%, 6/01/23
              (Pre-refunded to 6/01/03)

      8,000  The Board of Trustees of the University of Illinois,          8/11 at 100.00       AAA       7,829,840
              Certificates of Participation (Utility Infrastructure
              Projects), Series 2001A, 5.000%, 8/15/21
-------------------------------------------------------------------------------------------------------------------
             Indiana - 5.9%

             Boone County, Indiana, Hospital Association Lease Revenue
             Bonds, Series 2001:
      3,190    5.500%, 1/15/21                                             7/11 at 100.00       AAA       3,243,879
      8,605    5.500%, 1/15/26                                             7/11 at 100.00       AAA       8,681,585
      5,000  Indiana Health Facility Financing Authority, Hospital         5/02 at 102.00       AAA       5,116,650
              Revenue Refunding and Improvement Bonds (Community
              Hospitals Projects), Series 1992, 6.400%, 5/01/12

      5,000  Indiana Municipal Power Agency, Power Supply System Revenue   1/03 at 102.00       AAA       5,239,650
              Bonds, 1993 Series A, 6.125%, 1/01/19

             Indiana Housing Finance Authority, Single Family Mortgage
             Revenue Bonds, 1997 Series B-2:
      1,645    6.000%, 7/01/16 (Alternative Minimum Tax)                   1/07 at 101.50       Aaa       1,699,515
      9,475    6.125%, 1/01/27 (Alternative Minimum Tax)                   1/07 at 101.50       Aaa       9,747,785

----
26

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

   $  3,750  City of Indianapolis, Indiana, Gas Utility System Revenue     6/02 at 102.00       AAA $     3,839,775
              Bonds, Series 1992A, 6.200%, 6/01/23 (Pre-refunded to
              6/01/02)

      3,000  The Trustees of Ivy Tech State College, Indiana, Ivy Tech     7/10 at 100.00       AAA       3,227,160
              State College Student Fee Bonds, Series F, 5.875%, 7/01/17

      4,950  Jasper County, Indiana, Collateralized Pollution Control      7/02 at 101.00       AAA       5,105,678
              Refunding Revenue Bonds (Northern Indiana Public Service
              Company Project), Series 1991, 7.100%, 7/01/17

      3,690  Shelby Eastern Schools Building Corporation, Shelby County,   7/09 at 102.00       AAA       4,275,492
              Indiana, First Mortgage Bonds, Series 2000, 6.100%,
              7/15/20 (Pre-refunded to 7/15/09)
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

      4,750  Hospital Service District No. 1 of the Parish of              2/04 at 102.00       AAA       5,047,113
              Tangipahoa, State of Louisiana, Hospital Revenue Bonds,
              Series 1994, 6.250%, 2/01/24
-------------------------------------------------------------------------------------------------------------------
             Maine - 2.3%

      6,750  Maine Health and Higher Educational Facilities Authority,     7/05 at 102.00       AAA       7,020,270
              Revenue Bonds, Series 1995A, 5.875%, 7/01/25

      3,110  Maine Health and Higher Educational Facilities Authority,     7/04 at 102.00       AAA       3,465,691
              Revenue Bonds, Series 1994B, 7.000%, 7/01/24 (Pre-refunded to 7/01/04)

      7,555  Maine State Housing Authority, Mortgage Purchase Bonds,       5/06 at 102.00       AAA       7,917,867
              1996 Series B-2, 6.450%, 11/15/26 (Alternative Minimum Tax)

             Town of Old Orchard Beach, Maine, General Obligation Bonds,
             Series 1992:
        750    6.650%, 9/01/09 (Pre-refunded to 9/01/02)                   9/02 at 103.00       AAA         785,198
        500    6.650%, 9/01/10 (Pre-refunded to 9/01/02)                   9/02 at 103.00       AAA         523,465
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.6%

      3,400  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA       3,488,638
              Revenue Bonds (New England Medical Center Hospitals
              Issue), Series F, 6.625%, 7/01/25

      2,020  Massachusetts Health and Educational Facilities Authority,    7/02 at 102.00       AAA       2,072,156
              Revenue Bonds (South Shore Hospital Issue), Series D,
              6.500%, 7/01/22

             Massachusetts Housing Finance Agency, Single Family Housing
             Revenue Bonds, Series 79:
      2,845    5.850%, 12/01/21 (Alternative Minimum Tax)                 12/09 at 100.00       AAA       2,911,232
      3,905    5.950%, 12/01/27 (Alternative Minimum Tax)                 12/09 at 100.00       AAA       4,000,438

      9,355  Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00       AAA       9,532,745
              Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Michigan - 5.1%

     12,130  City of Bay, Bay County, State of Michigan, General             No Opt. Call       AAA       4,282,497
              Obligation - Unlimited Tax Street Improvement Bonds,
              Series 1991, 0.000%, 6/01/21

       2,500 Chelsea School District, Counties of Washtenaw and Jackson,   5/05 at 101.00       AAA       2,746,150
              State of Michigan, School Building and Site Bonds (General
              Obligation - Unlimited Tax), Series 1995, 6.000%, 5/01/19
              (Pre-refunded to 5/01/05)

             Michigan State Hospital Finance Authority, Revenue Bonds
             (Ascension Health Credit Group), Series 1999A:
     13,500    5.750%, 11/15/17                                           11/09 at 101.00       AAA      14,020,695
     13,675    6.125%, 11/15/26                                           11/09 at 101.00       AAA      14,331,537

       7,280 Michigan State Housing Development Authority, Rental          4/07 at 102.00       AAA       7,477,652
              Housing Revenue Bonds, 1997 Series A, 6.100%, 10/01/33
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 1.5%

       2,150 Minneapolis-St. Paul Metropolitan Airports Commission,        1/11 at 100.00       AAA       2,273,776
              Minnesota, Airport Revenue Bonds, Subordinate Lien Series
              2001D, 5.750%, 1/01/16 (Alternative Minimum Tax)

       9,675 City of St. Cloud, Minnesota, Healthcare Revenue Bonds (The   5/10 at 101.00       Aaa      10,178,487
              St. Cloud Hospital Obligated Group), Series 2000-A,
              5.875%, 5/01/30

----
27

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.8%

    $  6,400 Medical Center Educational Building Corporation,             12/04 at 102.00       AAA $     7,068,032
              Mississippi, Revenue Bonds (University of Mississippi
              Medical Center Project), Series 1993, 5.900%, 12/01/23
              (Pre-refunded to 12/01/04)

       7,450 Walnut Grove Correctional Authority, Certificates of         11/09 at 102.00       AAA       8,104,706
              Participation (Mississippi Department of Corrections),
              Series 1999, 6.000%, 11/01/19
-------------------------------------------------------------------------------------------------------------------
             Missouri - 1.0%

      7,950  St. Louis Municipal Finance Corporation, City of St. Louis,   2/06 at 102.00       AAA       8,871,405
              Missouri, Lessee, Leasehold Revenue Improvement Bonds
              (City Justice Center), Series 1996A, 5.950%, 2/15/16
              (Pre-refunded to 2/15/06)
-------------------------------------------------------------------------------------------------------------------
             Nevada - 0.7%

      2,000  Clark County, Nevada, Industrial Development Refunding       10/02 at 102.00       AAA       2,077,980
              Revenue Bonds (Nevada Power Company Project), Series
              1992C, 7.200%, 10/01/22

      3,625  Clark County, Nevada, Industrial Development Revenue Bonds   12/09 at 102.00       AAA       3,849,823
              (Southwest Gas Corporation Project), Series 1999A, 6.100%,
              12/01/38 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.3%

       2,850 New Hampshire Higher Educational and Health Facilities        7/02 at 102.00       AAA       2,929,373
              Authority, Revenue Refunding Bonds (University System of
              New Hampshire Issue), Series 1992, 6.250%, 7/01/20
              (Pre-refunded to 7/01/02)
-------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.5%

       4,445 City of Farmington, New Mexico, Pollution Control Revenue    12/02 at 102.00       AAA       4,627,867
              Refunding Bonds (Public Service Company of New Mexico--San
              Juan and Four Corners Projects), 1992 Series A, 6.375%,
              12/15/22
-------------------------------------------------------------------------------------------------------------------
             New York - 5.2%

             Metropolitan Transportation Authority, New York, Commuter
             Facilities Revenue Bonds, Series 1992B:
      4,955    6.250%, 7/01/17 (Pre-refunded to 7/01/02)                   7/02 at 102.00       AAA       5,093,690
      6,925    6.250%, 7/01/22 (Pre-refunded to 7/01/02)                   7/02 at 102.00       AAA       7,118,831

      5,000  Metropolitan Transportation Authority, New York, Commuter     7/04 at 101.50       AAA       5,509,500
              Facilities Revenue Bonds, Series 1994A, 6.375%,
              7/01/18 (Pre-refunded to 7/01/04)

       3,035 The City of New York, New York, General Obligation Bonds,     8/02 at 101.50       AAA       3,093,272
              Fiscal 1992 Series B, 7.000%, 2/01/18

             New York City Industrial Development Agency, New York,
             Civic Facility Revenue Bonds (USTA National Tennis Center
             Inc. Project):
      3,500    6.500%, 11/15/10                                           11/04 at 102.00       AAA       3,867,045
      3,000    6.600%, 11/15/11                                           11/04 at 102.00       AAA       3,329,730

      6,060  New York State Urban Development Corporation, Correctional    1/09 at 101.00       AAA       6,520,257
              Facilities Service Contract Revenue Bonds, Series C,
              5.875%, 1/01/19

      10,000 Triborough Bridge and Tunnel Authority, New York, General     1/12 at 100.00       AAA       9,589,200
              Purpose Revenue Bonds, Series 2001A, 5.000%, 1/01/32
-------------------------------------------------------------------------------------------------------------------
             Ohio - 0.3%

       2,500 Dublin City School District, Franklin, Delaware and Union    12/02 at 102.00       AAA       2,615,925
              Counties, Ohio, Various Purpose School Building
              Construction and Improvement Bonds (General Obligation -
              Unlimited Tax), 6.200%, 12/01/19 (Pre-refunded to 12/01/02)
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

       5,000 Oklahoma Industries Authority, Health System Revenue and      8/05 at 102.00       AAA       5,385,250
              Refunding Bonds (Obligated Group consisting of Baptist
              Medical Center of Oklahoma, Inc., South Oklahoma City
              Hospital Corporation and Baptist Rural Health System,
              Inc.), Series 199A, 6.250%, 8/15/12

       5,000 Oklahoma Industries Authority, Health System Revenue and      8/09 at 101.00       AAA       5,172,250
              Refunding Bonds (Obligated Group consisting of INTEGRIS
              Baptist Medical Center, Inc., INTEGRIS South Oklahoma City
              Hospital Corporation and INTEGRIS Rural Health, Inc.),
              Series 1999A, 5.750%, 8/15/29

       2,000 Sapulpa Municipal Authority, Oklahoma, Capital Improvement    7/10 at 101.00       AAA       2,102,380
              Revenue Bonds, Refunding Series 2000, 5.625%, 7/01/20

       2,000 Trustees of the Tulsa Airports Improvement Trust, Oklahoma,   6/10 at 100.00       AAA       2,113,200
              Tulsa International Airport General Revenue Bonds, Series
              1999A, 6.000%, 6/01/21

----
28

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions*  Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Oklahoma (continued)

     $ 1,000 Trustees of the Tulsa Airports Improvement Trust, Oklahoma,   6/10 at 100.00        AAA $     1,060,040
              Tulsa International Airport General Revenue Bonds, Series
              1999B, 6.125%, 6/01/26 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.0%

       2,015 Benton Area School District, Columbia County, Pennsylvania,   6/12 at 100.00        Aaa       1,996,845
              General Obligation Bonds, Series 2002B, 5.125%, 6/01/31

       4,570 Lower Providence Township, Pennsylvania, Sewer Authority      5/06 at 100.00        AAA       4,583,893
              Guaranteed Revenue Bonds, Series 1995, 5.250%, 5/01/22

       3,000 North Penn Water Authority, Montgomery County,               11/04 at 101.00        AAA       3,354,690
              Pennsylvania, Water Revenue Bonds, Series 1994, 7.000%,
              11/01/24 (Pre-refunded to 11/01/04)

       5,000 The Pittsburgh Water and Sewer Authority, Pennsylvania,         No Opt. Call        AAA         994,000
              Water and Sewer System First Lien Revenue Bonds,
              1998 Series B, 0.000%, 9/01/30

      13,000 Washington County Authority, Pennsylvania, Capital Funding      No Opt. Call        AAA      14,439,750
              Revenue Bonds (Capital Projects and Equipment Acquisition
              Program), Series 1999, 6.150%, 12/01/29
---------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.1%

      3,750  Commonwealth of Puerto Rico, Public Improvement Bonds of      7/02 at 101.50        AAA       3,838,463
              1992 (General Obligation), 6.600%, 7/01/13 (Pre-refunded
              to 7/01/02)

      4,325  Commonwealth of Puerto Rico, Public Improvement Bonds,          No Opt. Call        AAA       5,434,968
             Series 2001-2 (TICS), 12.030%, 7/01/19 (IF)
---------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.5%

      3,130  Kent County Water Authority, Rhode Island, General Revenue    7/04 at 102.00        AAA       3,395,174
             Bonds, 1994 Series A, 6.350%, 7/15/14

       1,000 Providence Housing Development Corporation, Rhode Island,     7/04 at 102.00        AAA       1,050,410
              Mortgage Revenue Refunding Bonds (FHA-Insured Mortgage
              Loan - Barbara Jordan Apartments Project), Series 1994A,
              6.650%, 7/01/15
---------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.4%

             Charleston Public Facilities Corporation, Charleston
             County, South Carolina, Certificates of Participation,
             Series 1994B:
      1,430    6.875%, 6/01/14 (Pre-refunded to 6/01/04)                   6/04 at 102.00        AAA       1,584,440
      2,385    7.000%, 6/01/19 (Pre-refunded to 6/01/04)                   6/04 at 102.00        AAA       2,648,352

      3,375  Georgetown County School District, South Carolina, General    3/11 at 100.00        AAA       3,433,219
              Obligation Bonds, Series 2000, 5.250%, 3/01/20

       5,435 Greenville Memorial Auditorium District Public Facilities     3/06 at 102.00        AAA       6,043,883
              Corporation, South Carolina, Certificates of Participation
              (Bi-Lo Center Project), Series 1996B, 5.750%, 3/01/22
              (Pre-refunded to 3/01/06)

       6,500 Spartanburg County Health Services District, Inc., South      4/12 at 100.00        AAA       6,383,325
              Carolina, Hospital Revenue Refunding Bonds, Series 2002,
              5.250%, 4/15/32 (WI, settling 5/22/02)
---------------------------------------------------------------------------------------------------------------------
             Tennessee - 3.0%

      2,000  Memphis-Shelby County Airport Authority, Tennessee, Airport
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 (Alternative
              Minimum Tax)                                                 3/10 at 101.00       AAA        2,112,760

             The Health, Educational and Housing Facilities Board, City
             of Memphis, Tennessee, Multifamily Housing Revenue Bonds
             (Hickory Pointe Apartments Project), Series 2000A:
      1,190    5.850%, 7/01/20                                             7/10 at 102.00       Aaa        1,248,953
      5,155    5.950%, 7/01/31                                             7/10 at 102.00       Aaa        5,372,129

      16,000 The Health and Educational Facilities Board of the           11/09 at 101.00        AAA      16,856,480
              Metropolitan Government of Nashville and Davidson County,
              Tennessee, Revenue Bonds (Ascension Health Credit Group),
              Series 1999A, 6.000%, 11/15/30
---------------------------------------------------------------------------------------------------------------------
             Texas - 9.5%

      3,000  Health Facilities Development Corporation, Bexar County,
              Texas, Hospital Revenue Bonds (Baptist Memorial Hospital
              System Project), Series 1994, 6.750%, 8/15/19
              (Pre-refunded to 8/15/04)                                    8/04 at 102.00       AAA        3,335,790

      8,000  Cities of Dallas and Fort Worth, Texas, Dallas-Ft. Worth
              International Airport, Joint Revenue Refunding and
              Improvement Bonds, Series 2001A, 5.625%, 11/01/26
              (Alternative Minimum Tax)                                   11/11 at 100.00       AAA        8,064,400

      2,605  City of DeSoto, Dallas County, Texas, General Obligation
              Bonds, Series 2001, 5.500%, 2/15/21                          2/11 at 100.00       AAA        2,676,950

----
29

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                     Market
Amount (000) Description                                                      Provisions*  Ratings**           Value
---------------------------------------------------------------------------------------------------------------------
             Texas (continued)

             Harris County-Houston Sports Authority, Texas, Senior Lien
             Revenue Bonds, Series 2001G:
    $ 1,000    5.750%, 11/15/19                                           11/11 at 100.00       AAA  $     1,061,400
      5,000    5.250%, 11/15/21                                           11/11 at 100.00       AAA        5,001,750
      3,000    5.250%, 11/15/22                                           11/11 at 100.00       AAA        2,990,580
      6,800    5.250%, 11/15/30                                           11/11 at 100.00       AAA        6,676,512
      2,500    5.375%, 11/15/41                                           11/11 at 100.00       AAA        2,455,300

      4,575  Harris County, Texas, Toll Road Senior Lien Revenue           8/02 at 102.00       AAA        4,731,785
              Refunding Bonds, Series 1992A, 6.500%, 8/15/17
              (Pre-refunded to 8/15/02)

             Harris County Hospital District, Texas, Refunding Revenue
              Bonds, Series 1990:
        420    7.400%, 2/15/10                                               No Opt. Call       AAA          483,878
        580    7.400%, 2/15/10                                               No Opt. Call       AAA          676,106

      2,280  North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00       AAA        2,277,218
              System Revenue Bonds, Series 2001, 5.125%, 6/01/20

             Retama Development Corporation, Texas, Special Facilities
             Revenue Bonds (Retama Park Racetrack Project), Series 1993:
      9,715    8.750%, 12/15/18                                              No Opt. Call       AAA       14,025,546
      5,405    10.000%, 12/15/20                                             No Opt. Call       AAA        8,668,593

      5,000  Texas Health Facilities Development Corporation, Tarrant        No Opt. Call       AAA        5,527,850
              County, Hospital Revenue Refunding and Improvement Bonds
              (Fort Worth Osteopathic Hospital, Inc. Project), Series
              1993, 6.000%, 5/15/21

      6,080  Texas Health Facilities Development Corporation, Hospital     8/03 at 102.00       AAA        6,418,413
              Revenue Bonds (All Saints Episcopal Hospitals of Fort
              Worth Project), Series 1993B, 6.250%, 8/15/22
      4,070  Williamson County, Texas, General Obligation Bonds, Inverse   2/11 at 100.00       AAA        4,380,745
              Floater Obligations, Drivers Series 188, 12.710%, 2/15/21
              (IF)
---------------------------------------------------------------------------------------------------------------------
             Utah - 1.4%

      5,000  Emery County, Utah, Pollution Control Revenue Refunding      11/03 at 102.00       AAA        5,074,700
              Bonds (Pacificorp Projects), Series 1993A, 5.650%, 11/01/23

      3,055  State Building Ownership Authority, State of Utah, Lease     11/05 at 100.00        AAA       3,349,258
              Revenue Bonds (State Facilities Master Lease Program),
              Series 1995A, 5.750%, 5/15/18 (Pre-refunded to 11/15/05)

      3,500  White City Water Improvement District, Salt Lake County,      2/05 at 100.00       AAA        3,845,135
              Utah, General Obligation Water Bonds, Series 1995, 6.600%,
              2/01/25 (Pre-refunded to 2/01/05)
---------------------------------------------------------------------------------------------------------------------
             Vermont - 0.3%

      2,590  Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00       AAA        2,721,339
              Bonds, Series 12A, 6.300%, 11/01/31 (Alternative Minimum
              Tax)
---------------------------------------------------------------------------------------------------------------------
             Virginia - 0.7%

       5,755 Industrial Development Authority, City of Alexandria,        10/10 at 101.00        AAA       6,240,492
              Virginia, Fixed-Rate Revenue Bonds (Institute for Defense
              Analyses), Series 2000A, 5.900%, 10/01/20
---------------------------------------------------------------------------------------------------------------------
             Washington - 6.6%

      3,000  Public Utility District No. 1, Chelan County, Washington,     7/11 at 101.00        AAA       3,015,900
              Chelan Hyrdo Consolidated System Revenue Bonds, Series
              2001A, 5.600%, 1/01/36 (Alternative Minimum Tax)

             Public Utility District No. 1, Douglas County, Washington,
             Wells Hydro-Electric Revenue Bonds, Refunding Series 2000A:
      2,975    6.300%, 9/01/15 (Alternative Minimum Tax)                   9/10 at 100.00        AAA       3,280,324
      1,135    6.350%, 9/01/18 (Alternative Minimum Tax)                   9/10 at 100.00        AAA       1,240,180

      3,300  Energy Northwest, Washington, Refunding Electric Revenue      7/12 at 100.00        AAA       3,971,022
              Bonds (Columbia Generating Station), Inverse Floaters,
              ROL-SER-II-152, 13.590%, 7/01/18 (IF)

      1,000  City of Marysville, Washington, Water and Sewer Revenue      12/03 at 100.00        AAA       1,073,980
              Bonds, Series 1991, 7.000%, 12/01/11 (Pre-refunded to
              12/01/03)

      2,000  Mason County Public Utility District No. 3, Washington,       6/12 at 100.00        AAA       1,967,080
              Electric Revenue Bonds, Series 2002, 5.100%, 12/01/21

----
30

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Washington (continued)

   $  7,935  Port of Seattle, Washington, Special Facility Revenue Bonds
              (Terminal 18 Project), Series 1999B, 6.250%, 9/01/26
              (Alternative Minimum Tax)                                    3/10 at 101.00       AAA $     8,541,948

      8,775  Port of Seattle, Washington, Special Facility Revenue Bonds
              (Terminal 18 Project), Series 1999C, 6.000%, 9/01/20
              (Alternative Minimum Tax)                                    3/10 at 101.00       AAA       9,320,805
      5,000  Public Utility District No. 1, Snohomish County,
              Washington, Generation System Revenue Bonds, Series 1993B,
              5.800%, 1/01/24 (Alternative Minimum Tax)                    1/04 at 102.00       AAA       5,078,300

             Public Utility District No. 1, Snohomish County,
             Washington, Water Revenue Bonds, Refunding Series 2002:
      1,665    5.250%, 12/01/21                                            6/12 at 100.00       AAA       1,661,885
      1,000    5.500%, 12/01/22                                            6/12 at 100.00       AAA       1,022,080

      7,825  Arlington School District No. 16, Snohomish County,
              Washington, General Obligation - Unlimited Tax Bonds,
              Series 2000, 5.750%, 12/01/19                               12/10 at 100.00       Aaa       8,277,830

      5,000  Washington Public Power Supply System, Nuclear Project No.
              2 Refunding Revenue Bonds, Series 1993B, 5.400%, 7/01/05       No Opt. Call       AAA       5,356,100

       2,000 Bellingham School District No. 501, Whatcom County,          12/04 at 100.00       AAA       2,182,420
              Washington, General Obligation - Unlimited Tax Bonds,
              Series 1994, 6.125%, 12/01/13 (Pre-refunded to 12/01/04)
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 0.8%

      3,365  Evansville Community School District, Dane, Green and Rock
              Counties, Wisconsin, General Obligation Refunding Bonds,
              Series 2001, 5.500%, 4/01/19                                 4/11 at 100.00       AAA       3,490,850

      2,000  City of Superior, Wisconsin, Limited Obligation Refunding
              Revenue Bonds (Midwest Energy Resources Company Project),
              Collateralized Series E-1991, 6.900%, 8/01/21                  No Opt. Call       AAA       2,450,000

      1,000  Three Lakes School District, Wisconsin, General Obligation
              Bonds, Series 1992, 6.750%, 4/01/12 (Pre-refunded to
              4/01/03)                                                     4/03 at 100.00       AAA       1,044,960
-------------------------------------------------------------------------------------------------------------------
   $877,643  Total Investments (cost $789,531,049) - 99.4%                                              842,491,197
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.6%                                                         5,473,584
             -----------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $   847,964,781
             -----------------------------------------------------------------------------------------------------

              All of the bonds in the portfolio are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.
           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          (WI)Security purchased on a when-issued basis.
          (IF)Inverse floating rate security.

                                See accompanying notes to financial statements.

----
31

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 0.4%

  $    6,750 City of Birmingham, Alabama, Water and Sewer Revenue          1/08 at 102.00       AA- $     6,067,373
              Warrants, Series 1998-A, 4.750%, 1/01/29

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00       AAA       5,208,650
              Improvement Warrants, Series 1999-A, 5.750%, 2/01/38
-------------------------------------------------------------------------------------------------------------------
             Alaska - 0.3%

       7,435 Alaska Housing Finance Corporation, Collateralized Home      12/03 at 102.00       AAA       7,531,506
              Mortgage Bonds, 1990 Series A, 5.850%, 6/01/25
-------------------------------------------------------------------------------------------------------------------
             Arizona - 1.9%

      12,790 Arizona Health Facilities Authority, Revenue Bonds              No Opt. Call       BBB      13,603,444
              (Catholic Healthcare West), 1999 Series A, 6.125%, 7/01/09

             Salt River Project Agricultural Improvement and Power
             District, Arizona, Electric System Revenue Bonds (Salt
             River Project), 1992 Series C:
         665   6.250%, 1/01/19                                             7/02 at 102.00        AA         680,667
       1,085   5.500%, 1/01/28                                             7/02 at 100.00        AA       1,085,315

       9,060 Salt River Project Agricultural Improvement and Power         7/02 at 100.00        AA       9,080,657
              District, Arizona, Electric System Revenue Bonds (Salt
              River Project), 1973 Series A, 5.000%, 1/01/10

      17,820 Salt River Project Agricultural Improvement and Power         1/04 at 100.00        AA      17,642,513
              District, Arizona, Electric System Revenue Refunding
              Bonds, 1993 Series C, 4.750%, 1/01/17

             Salt River Project Agricultural Improvement and Power
             District, Arizona, Electric System Revenue Refunding Bonds
             (Salt River Project), 2002 Series A:
       5,000   5.250%, 1/01/19                                             1/12 at 101.00        AA       5,133,250
       2,000   5.000%, 1/01/31                                             1/12 at 101.00        AA       1,965,460

       6,000 Industrial Development Authority, City of Scottsdale,         9/02 at 101.00       AAA       6,137,580
              Arizona, Hospital Revenue Refunding Bonds (Scottsdale
              Memorial Hospital), Series 1996A, 5.625%, 9/01/12
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.6%

             Baxter County, Arkansas, Hospital Revenue Improvement Bonds
             (Baxter County Regional Hospital), Series 1999B:
         500   5.000%, 9/01/09                                               No Opt. Call       BBB         496,035
       2,500   5.625%, 9/01/28                                             9/09 at 100.00       BBB       2,414,925

       1,750 City of Fort Smith, Arkansas, Water and Sewer Revenue        10/11 at 100.00       AAA       1,738,100
              Bonds, Refunding and Construction, Series 2002A, 5.000%,
              10/01/21

       7,605 Jefferson County, Arkansas, Hospital Refunding Revenue        7/03 at 102.00      A***       8,086,168
              Bonds, Series 1993, 6.000%, 7/01/06 (Pre-refunded to
              7/01/03)

       4,000 Jefferson County, Arkansas, Pollution Control Revenue        12/02 at 102.00      BBB-       3,842,240
              Refunding Bonds (Entergy Arkansas, Inc. Project), Series
              1997, 5.600%, 10/01/17
-------------------------------------------------------------------------------------------------------------------
             California - 11.2%

      21,220 California Health Facilities Financing Authority, Insured     7/04 at 102.00       AAA      21,678,564
              Health Facility Refunding Revenue Bonds (Catholic
              Healthcare West), 1994 Series A, 5.000%, 7/01/14

             State of California, Department of Water Resources, Water
             System Revenue Bonds (Central Valley Project), Series L:
      15,515   5.700%, 12/01/16                                            6/03 at 101.50        AA      16,358,706
       8,000   5.750%, 12/01/19                                            6/03 at 101.50        AA       8,193,120
      12,250   5.500%, 12/01/23                                            6/03 at 101.50        AA      12,391,855

      21,000 State of California, Department of Water Resources, Water    12/03 at 101.00        AA      19,888,890
              System Revenue Bonds (Central Valley Project), Series M,
              4.875%, 12/01/27

      12,000 State Public Works Board of California, Department of        11/04 at 102.00       Aaa      13,657,920
              Corrections, Lease Revenue Bonds (California State Prison
              - Monterey County (Soledad II)), 1994 Series A, 7.000%,
              11/01/19 (Pre-refunded to 11/01/04)

      38,795 California Statewide Communities Development Authority,       7/03 at 102.00       AA-      38,987,423
              Certificates of Participation (St. Joseph Health System
              Obligated Group), Series 1993, 5.500%, 7/01/23

      15,890 Central Joint Powers Health Financing Authority,              2/03 at 102.00      Baa1      15,910,816
              California, Certificates of Participation (Community
              Hospital of Central California), Series 1993, 5.250%,
              2/01/13

----
32

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             California (continued)

  $    9,000 East Bay Municipal Utility District, Alameda and Contra       6/03 at 102.00       AAA $     8,917,740
              Costa Counties, California, Water System Subordinated
              Revenue Refunding Bonds, Series 1993A, 5.000%, 6/01/21

      10,000 Foothill/Eastern Transportation Corridor Agency,              1/07 at 100.00       AAA      11,309,200
              California, Toll Road Revenue Bonds, Series 1995A, 6.000%,
              1/01/34 (Pre-refunded to 1/01/07)

         555 La Mirada Redevelopment Agency, Community Facilities            No Opt. Call       N/R         571,533
              District No.89-1, California, Refunding Special Tax Bonds
              (Civic Theatre Project), Series 1998 (Tax Increment
              Contribution), 5.200%, 10/01/06

      17,040 Los Angeles Convention and Exhibition Center Authority,       8/03 at 102.00       AAA      17,644,579
              California, Lease Revenue Bonds, 1993 Refunding Series A,
              5.125%, 8/15/13

       2,500 Department of Water and Power, City of Los Angeles,           7/06 at 100.00       Aa3       2,532,350
              California, Power System Revenue Bonds, Series 2001A
              (Subseries A-3), 5.375%, 7/01/21

       3,000 The City of Los Angeles, California, Wastewater System        6/03 at 102.00       AAA       3,063,270
              Revenue Bonds, Series 1993B, 5.700%, 6/01/23

      20,670 The City of Los Angeles, California, Wastewater System       11/03 at 102.00       AAA      20,759,915
              Revenue Bonds, Series 1993D, 5.200%, 11/01/21

      15,750 Los Angeles County Metropolitan Transportation Authority,     7/03 at 102.00        AA      16,273,845
              California, Proposition A Sales Tax Revenue Refunding
              Bonds, Series 1993-A, 5.500%, 7/01/13

             Los Angeles County Metropolitan Transportation Authority,
             California, Proposition C Sales Tax Revenue Bonds, Second
             Senior Series 1993-B:
      20,935   4.750%, 7/01/18                                             7/03 at 102.00       AAA      20,459,985
       8,000   5.250%, 7/01/23                                             7/03 at 102.00       AAA       8,021,360

      10,500 Los Angeles County Sanitation Districts Financing            10/03 at 102.00        AA      10,859,205
              Authority, California, Capital Projects Revenue Bonds
              (Senior Ad Valorem Obligation Bonds), 1993 Series A,
              5.375%, 10/01/13

      31,360 Los Angeles County Transportation Commission, California,     7/02 at 102.00       Aaa      32,269,126
              Proposition C Sales Tax Revenue Bonds, Second Senior
              Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

       5,000 The Metropolitan Water District of Southern California,       7/02 at 102.00     AA***       5,134,250
              Water Revenue Bonds, Issue of 1992, 5.500%, 7/01/19
              (Pre-refunded to 7/01/02)

       4,000 San Diego County, California, Certificates of Participation   9/09 at 101.00      Baa3       4,132,320
              (The Burnham Institute), 6.250%, 9/01/29

       8,050 The Regents of the University of California, Refunding        9/02 at 102.00       AAA       8,357,832
              Revenue Bonds (Multiple Purpose Projects), Series A,
              6.875%, 9/01/16 (Pre-refunded to 9/01/02)

       2,355 Yuba County Water Agency, California, Yuba River              9/02 at 100.00       Ba3       2,193,565
              Development Revenue Bonds, Series A, 4.000%, 3/01/16
-------------------------------------------------------------------------------------------------------------------
             Colorado - 0.8%

       2,300 E-470 Public Highway Authority, Arapahoe County, Colorado,     8/05 at 95.92       AAA       1,986,096
              Senior Capital Improvement Trust Fund Highway Revenue
              Bonds (E-470 Project), Series C, 0.000%, 8/31/06
              (Pre-refunded to 8/31/05)

       2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00       AA-       2,062,500
              Colorado, General Obligation Variable Rate Refunding
              Bonds, Series 1998C, 4.875%, 12/01/28 (Mandatory put
              12/01/08)

         500 Colorado Health Facilities Authority, Revenue Bonds          12/05 at 102.00        A-         536,275
              (Covenant Retirement Communities, Inc.), Series 1995,
              6.200%, 12/01/07

       2,000 Colorado Health Facilities Authority, Hospital Revenue       11/11 at 101.00      BBB+       2,079,980
              Bonds (PorterCare Adventist Health System Project), Series
              2001, 6.500%, 11/15/31

       9,915 City and County of Denver, Colorado, Airport System Revenue  11/11 at 100.00       AAA      10,230,297
              Refunding Bonds, Series 2001A, 5.500%, 11/15/16
              (Alternative Minimum Tax)

       1,225 City and County of Denver, Colorado, Airport System Revenue  11/02 at 102.00         A       1,270,962
              Bonds, Series 1992C, 6.750%, 11/15/22

               (Alternative Minimum Tax)

      10,000 E-470 Public Highway Authority, Colorado, Senior Revenue        No Opt. Call       AAA       3,424,300
              Bonds, Series 1997B, 0.000%, 9/01/21

         470 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R         465,972
              Terminal Project Revenue Bonds, Series 1996, 6.750%,
              5/01/06 (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.0%

         335 Eastern Connecticut Resource Recovery Authority, Solid        1/03 at 102.00       BBB         338,216
              Waste Revenue Bonds (Wheelabrator Lisbon Project), Series
              1993A, 5.150%, 1/01/05 (Alternative Minimum Tax)

----
33

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Delaware - 0.0%

     $   500 Delaware Economic Development Authority, First Mortgage       5/07 at 102.00       BBB $       520,480
              Revenue Bonds (Peninsula United Methodist Homes, Inc.
              Issue), Series 1997A, 6.100%, 5/01/10
-------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.8%

       1,900 District of Columbia, Washington D.C., General Obligation       No Opt. Call       AAA       2,149,147
              Refunding Bonds, Series 1994A-1, 6.000%, 6/01/11

      25,000 Tobacco Settlement Financing Corporation, District of         5/11 at 101.00        A1      25,630,500
              Columbia, Tobacco Settlement Asset-Backed Bonds, Series
              2001, 6.750%, 5/15/40

      25,050 Washington Convention Center Authority, Washington, D.C.,    10/08 at 100.00       AAA      22,676,763
              Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
              4.750%, 10/01/28
-------------------------------------------------------------------------------------------------------------------
             Florida - 2.6%

         300 Housing Finance Authority, Brevard County, Florida,           2/06 at 101.00       AAA         321,216
              Multifamily Housing Revenue Refunding Bonds (Windover Oaks
              and Windover Health Club Apartments Projects), Series
              1996A, 6.900%, 2/01/27 (Mandatory put 2/01/07)

         500 Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call       AAA         576,990
              Series 1995, 6.200%, 10/01/10

             Dade County, Florida, Special Obligation and Refunding
              Bonds, Series 1996B:
         145   0.000%, 10/01/09                                            10/08 at 98.22       AAA         106,871
         190   0.000%, 10/01/09                                            10/08 at 98.22       AAA         137,516

         500 Duval County School District, Florida, General Obligation     8/02 at 102.00       AAA         515,455
              Refunding Bonds, Series 1992, 6.300%, 8/01/08

         130 Housing Finance Authority, Escambia County, Florida, Single   4/07 at 102.00       Aaa         137,099
              Family Mortgage Revenue Bonds (Multi- County Program),
              Series 1997A, 5.500%, 4/01/08 (Alternative Minimum Tax)

         200 Escambia County, Florida, Pollution Control Revenue          11/02 at 102.00       BBB         206,864
              Refunding Bonds (Champion International Corporation
              Project), Series 1992, 6.950%, 11/01/07

         155 Florida Housing Finance Agency, Single Family Mortgage          No Opt. Call       AAA         162,018
              Revenue Refunding Bonds, Series 1995A, 6.000%, 1/01/04
              (Alternative Minimum Tax)

         500 State of Florida, Broward County Expressway Authority Bonds     No Opt. Call       AAA         656,925
              (General Obligation Bonds), Series 1984 (Full Faith and
              Credit), 9.875%, 7/01/09

         200 Halifax Hospital Medical Center, Daytona Beach, Florida,        No Opt. Call         A         202,194
              Healthcare Facilities Revenue Bonds (Halifax Management
              System, Inc. Project), 1998 Series A, 4.600%, 4/01/08

      32,000 Industrial Development Authority, Hillsborough County,        5/02 at 103.00        A1      33,089,600
              Florida, Pollution Control Revenue Refunding Bonds (Tampa
              Electric Company Project), Series 1992, 8.000%, 5/01/22

         150 Indian Trace Community Development District, Broward          5/05 at 102.00       AAA         162,720
              County, Florida, Water Management Special Benefit
              Refunding Bonds, Series 1995A, 5.500%, 5/01/06

      10,000 JEA, Florida, Water and Sewer System Revenue Bonds, Series    4/07 at 100.00       AAA      10,043,500
              2002A, 5.500%, 10/01/41

         165 Jacksonville Health Facilities Authority, Florida,              No Opt. Call      Baa2         171,526
              Tax-Exempt Industrial Development Revenue Bonds (National
              Benevolent Association - Cypress Village Florida Project),
              Series 1996A, 5.850%, 12/01/06

         400 Lee County, Florida, Capital Refunding Revenue Bonds,           No Opt. Call       AAA         449,296
              Series 1997A, 5.750%, 10/01/11

         250 Hospital Board of Directors, Lee County, Florida,             4/07 at 102.00       AAA         270,123
              Fixed-Rate Hospital Revenue Bonds (Lee Memorial Health
              System), 1997 Series A, 5.400%, 4/01/09

         200 City of Leesburg, Florida, Hospital Revenue Refunding Bonds   7/06 at 102.00         A         213,244
              (Leesburg Regional Medical Center Project), Series 1996A,
              5.600%, 7/01/08

         255 Housing Finance Authority, Orange County, Florida, Single     9/07 at 102.00       AAA         268,342
              Family Mortgage Revenue Bonds (GNMA and FNMA Securities
              Program), Series 1997B, 5.400%, 9/01/09 (Alternative
              Minimum Tax)

      25,675 Orlando Utilities Commission, Florida, Water and Electric    10/02 at 100.00       Aa2      25,161,500
              Subordinated Revenue Bonds, Series 1989D, 5.000%, 10/01/23

       1,000 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R       1,015,980
              Revenue Bonds (Central Florida Terminals, Inc. Project),
              Series 1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

         160 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R         158,997
              Revenue Bonds (Central Florida Terminals, Inc. Project),
              Series 1997C, 6.750%, 5/01/05

----
34

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Florida (continued)

  $      200 Health Facilities Authority, Sarasota County, Florida,          No Opt. Call       N/R $       204,180
              Health Facilities Revenue Refunding Bonds
              (Sunnyside Properties Project), Series 1995, 5.500%,
              5/15/05

       1,000 The Elderly Housing Corporation of Sarasota, Inc., First      7/02 at 103.00       N/R       1,032,990
              Mortgage Revenue Bonds (Elderly Housing Project for the
              Sarasota Housing Authority), Series 1978, 7.500%, 7/01/09
-------------------------------------------------------------------------------------------------------------------
             Georgia - 0.6%

      12,460 City of Atlanta, Georgia, Water and Wastewater Revenue        5/12 at 100.00       AAA      11,867,527
              Bonds, Series 2001A, 5.000%, 11/01/39

       5,000 Private Colleges and Universities Authority, Georgia,        10/11 at 102.00        A3       5,035,100
              Revenue Bonds (Mercer University Project), Series 2001,
              5.750%, 10/01/31
-------------------------------------------------------------------------------------------------------------------
             Illinois - 18.9%

       2,000 Community Unit School District No. 100, Boone, McHenry and      No Opt. Call       Aaa       1,141,420
              DeKalb Counties, Illinois, Capital Appreciation School
              Bonds (Belvidere), Series 1997, 0.000%, 12/01/13

       7,880 City of Chicago, Illinois, General Obligation Bonds,          1/04 at 102.00       AAA       7,943,434
              Project Series 1993, 5.250%, 1/01/18

       2,000 City of Chicago, Illinois, General Obligation Bonds (City       No Opt. Call       AAA       1,118,840
              Colleges of Chicago Capital Improvement Project), Series
              1999, 0.000%, 1/01/14

      14,715 Chicago Metropolitan Housing Development Corporation,         7/02 at 102.00        AA      15,038,436
              Illinois, Housing Development Revenue Refunding Bonds
              (FHA-Insured Mortgage Loans - Section 8 Assisted
              Projects), Series 1992B, 6.900%, 7/01/22

      17,500 Chicago Housing Authority, Illinois, Capital Program          7/12 at 100.00     AA***      17,703,700
              Revenue Bonds, Series 2001, 5.375%, 7/01/19

       7,965 City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding      1/03 at 101.00       AAA       7,981,488
              Series 1993, 5.000%, 1/01/16

         500 City of Chicago, O'Hare International Airport, Illinois,        No Opt. Call        B+         260,805
              Special Facilities Revenue Bonds (United Air Lines),
              Series 1999B, 5.200%, 4/01/11 (Alternative Minimum Tax)

      22,010 City of Chicago, Illinois, O'Hare International Airport,      1/04 at 102.00       AAA      21,831,499
              General Airport Second Lien Revenue Refunding Bonds, 1993
              Series C, 5.000%, 1/01/18

      61,250 City of Chicago, Illinois, O'Hare International Airport,      1/04 at 102.00        A+      59,156,475
              General Revenue Refunding Bonds, 1993 Series A, 5.000%,
              1/01/16

       3,205 City of Chicago, Illinois, Wastewater Transmission Revenue    1/06 at 102.00       AAA       3,243,428
              Bonds, Series 1995, 5.000%, 1/01/15

      22,335 City of Chicago, Illinois, Water Revenue Bonds, Series       11/06 at 102.00       AAA      22,638,086
              1995, 5.000%, 11/01/15

      10,000 Cook County, Illinois, General Obligation Bonds, Series      11/12 at 100.00       AAA       9,592,400
              2002C, 5.000%, 11/15/25

      30,380 Cook County, Illinois, General Obligation Bonds, Series      11/03 at 100.00       AAA      29,425,460
              1993A, 5.000%, 11/15/23

       4,890 Cook County Community Consolidated School District 15,          No Opt. Call       Aaa       1,873,652
              Palatine, Illinois, General Obligation Bonds, Series 2001,
              0.000%, 12/01/19

      11,350 DuPage Water Commission, DuPage, Cook and Will Counties,      5/03 at 102.00       Aa1      11,575,411
              Illinois, Water Refunding Revenue Bonds, Series 1993,
              5.250%, 5/01/14

       1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call       BBB         956,400
              Solid Waste Disposal Revenue Bonds (Waste Management, Inc.
              Project), Series 1997, 5.050%, 1/01/10 (Alternative
              Minimum Tax)

       5,000 Illinois Development Finance Authority, Local Government        No Opt. Call       Aaa       2,472,050
              Program Revenue Bonds (Elgin School District Number U-46
              Project), Series 2001, 0.000%, 1/01/16

         225 Illinois Development Finance Authority, Economic              8/08 at 100.00      Baa2         230,519
              Development Revenue Bonds (The Latin School of Chicago
              Project), Series 1998, 5.250%, 8/01/09

      17,075 Illinois Educational Facilities Authority, Revenue            7/03 at 102.00       Aa1      17,295,268
              Refunding Bonds (The University of Chicago), Series 1993B,
              5.600%, 7/01/24

      57,600 Illinois Health Facilities Authority, Revenue Bonds           8/04 at 102.00       AA+      58,781,376
              (Northwestern Memorial Hospital), Series 1994A, 6.000%,
              8/15/24

       6,115 Illinois Health Facilities Authority, Revenue Refunding      10/03 at 102.00     A-***       6,482,328
              Bonds (Illinois Masonic Medical Center), Series 1993,
              5.500%, 10/01/19 (Pre-refunded to 10/01/03)

      10,000 Illinois Health Facilities Authority, Revenue Bonds          10/02 at 102.00       AAA      10,389,800
              (Highland Park Hospital), Series 1992, 6.200%, 10/01/22
              (Pre-refunded to 10/01/02)

----
35

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Illinois (continued)

 $    34,120 Illinois Health Facilities Authority, Revenue Bonds          11/03 at 102.00       AAA $    34,254,774
              (Rush-Presbyterian-St. Luke's Medical Center Obligated
              Group), Series 1993, 5.500%, 11/15/25

       7,275 Illinois Health Facilities Authority, Revenue Bonds           3/04 at 102.00       AAA       7,848,197
              (Southern Illinois Hospital Services), Series 1994,
              5.850%, 3/01/14 (Pre-refunded to 3/01/04)

       1,000 Illinois Health Facilities Authority, Revenue Bonds (Mercy      No Opt. Call        B2         560,480
              Hospital and Medical Center Project), Series 1996, 6.000%,
              1/01/06

       8,000 Illinois Health Facilities Authority, FHA-Insured Mortgage    2/06 at 102.00       AAA       8,309,760
              Revenue Bonds (Sinai Health System), Series 1996, 6.000%,
              2/15/24

             Illinois Health Facilities Authority, Revenue Bonds
              (Centegra Health System), Series 1998:
         500   5.500%, 9/01/09                                             9/08 at 101.00        A-         518,420
         500   5.500%, 9/01/10                                             9/08 at 101.00        A-         515,975

       1,000 Illinois Health Facilities Authority, Revenue Refunding      11/08 at 101.00       AAA       1,063,660
              Bonds (The Methodist Medical Center of Illinois), Series
              1998, 5.500%, 11/15/12

         500 Illinois Health Facilities Authority, Revenue Bonds           8/07 at 101.00        A-         528,120
              (Victory Health Service), Series 1997A, 5.750%, 8/15/08

       8,000 Illinois Health Facilities Authority, Revenue Bonds (OSF     11/09 at 101.00         A       8,240,000
              Healthcare System), Series 1999, 6.250%, 11/15/29

       9,025 Illinois Health Facilities Authority, Revenue Bonds           5/10 at 101.00        A3       9,688,699
              (Condell Medical Center), Series 2000, 7.000%, 5/15/22

       3,000 Illinois Health Facilities Authority, Revenue Bonds          10/11 at 100.00         A       3,005,160
              (Passavant Memorial Area Hospital Association), Series
              2001, 6.000%, 10/01/24

       4,000 Illinois Housing Development Authority, Homeowner Mortgage    2/12 at 100.00        AA       4,016,000
              Revenue Bonds, 2002 Series A (Subseries A-2), 5.625%,
              8/01/33 (Alternative Minimum Tax) (WI, settling 5/02/02)

      10,000 State of Illinois, General Obligation Bonds, Series 1993      4/03 at 102.00        AA      10,235,200
              (Full Faith and Credit), 5.700%, 4/01/18

             State of Illinois, General Obligation Bonds, Series 1992
              (Full Faith and Credit):
      13,090   6.200%, 10/01/04 (Pre-refunded to 10/01/02)                10/02 at 102.00     AA***      13,601,950
       2,010   6.200%, 10/01/04                                           10/02 at 102.00        AA       2,083,767

             State of Illinois, General Obligation Bonds, Series 1992
              (Full Faith and Credit):
       7,695   5.875%, 6/01/10 (Pre-refunded to 6/01/02)                   6/02 at 102.00     AA***       7,877,218
       7,055   5.875%, 6/01/10 (Pre-refunded to 6/01/02)                   6/02 at 102.00        AA       7,221,921
       2,610   5.875%, 6/01/11 (Pre-refunded to 6/01/02)                   6/02 at 102.00     AA***       2,671,805
       2,390   5.875%, 6/01/11 (Pre-refunded to 6/01/02)                   6/02 at 102.00        AA       2,446,547

       4,500 State of Illinois, General Obligation Bonds (Illinois           No Opt. Call        AA       4,666,500
              FIRST), Series 2000, 5.500%, 6/01/03

      14,200 State of Illinois, Sales Tax Revenue Bonds (Build Illinois    6/03 at 102.00       AAA      14,327,232
              Bonds), Series S, 5.250%, 6/15/18

             Illinois State Toll Highway Authority, Toll Highway
              Priority Revenue Bonds, 1992 Series A:
      20,000   6.450%, 1/01/13 (Pre-refunded to 1/01/03)                   1/03 at 102.00       AAA      21,022,600
       8,805   6.200%, 1/01/16 (Pre-refunded to 1/01/03)                   1/03 at 102.00       AAA       9,240,583

      43,180 Metropolitan Pier and Exposition Authority, Illinois,         6/03 at 102.00       Aaa      46,170,215
              McCormick Place Expansion Project Bonds, Series 1992A,
              6.500%, 6/15/27 (Pre-refunded to 6/15/03)

       7,500 Regional Transportation Authority, Cook, DuPage, Kane,        6/03 at 102.00       AAA       7,952,625
              Lake, McHenry and Will Counties, Illinois, General
              Obligation Refunding Bonds, Series 1993C, 5.800%, 6/01/13
              (Pre-refunded to 6/01/03)

      11,215 Forest Preserve District of Will County, Illinois, General      No Opt. Call       AAA       4,619,346
              Obligation Bonds, Series 1999B, 0.000%, 12/01/18
-------------------------------------------------------------------------------------------------------------------
             Indiana - 4.4%

       6,835 Duneland School Building Corporation, Indiana, First          8/07 at 101.00       AAA       7,561,424
              Mortgage Bonds, Series 1997, 5.450%, 8/01/15 (Pre-refunded to 8/01/07)

         830 Hendricks County Redevelopment Authority, Indiana Bond        2/07 at 102.00       AA-         867,973
              Bank, Special Program Bonds (Pittboro Project), Series
              1997B, 5.750%, 2/01/08

      11,590 Indiana Health Facility Financing Authority, Hospital         9/02 at 102.00       AAA      13,036,432
              Revenue Refunding Bonds (Methodist Hospital of Indiana,
              Inc.), Series 1992A, 5.750%, 9/01/11

      49,600 Indiana Health Facility Financing Authority, Hospital        11/05 at 100.00       Aaa      52,672,224
              Revenue Bonds (Daughters of Charity), Series 1993, 5.750%,
              11/15/22 (Pre-refunded to 11/15/05)

----
36

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

  $    5,000 Indianapolis Airport Authority, Indiana, Special Facilities   7/04 at 102.00       BBB $     5,263,600
              Revenue Bonds (Federal Express Corporation Project),
              Series 1994, 7.100%, 1/15/17 (Alternative Minimum Tax)

      29,500 The Indianapolis Local Public Improvement Bond Bank,          7/12 at 100.00       AAA      28,899,380
              Indiana, Revenue Refunding Bonds (Waterworks Project),
              Series 2002A, 5.250%, 7/01/33

       2,750 The Indianapolis Local Public Improvement Bond Bank,          2/03 at 102.00        AA       2,895,063
              Indiana, Series 1992D Bonds, 6.750%, 2/01/20

      12,500 The Indianapolis Local Public Improvement Bond Bank,          1/03 at 102.00       AAA      13,014,500
              Indiana, Series 1993A Bonds, 6.000%, 1/10/18

       2,280 Southwind Housing, Inc., Evansville, Indiana, First           5/02 at 100.00    AA-***       2,681,075
              Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21
-------------------------------------------------------------------------------------------------------------------
             Iowa - 1.3%

       3,815 City of Davenport, Iowa, Hospital Facility Revenue Bonds      7/02 at 100.00       AAA       3,923,766
              (Mercy Hospital Project), Series 1992, 6.625%, 7/01/14
              (Pre-refunded to 7/01/02)

       2,445 Iowa Housing Finance Authority, Single Family Mortgage        8/02 at 100.00       Aaa       2,450,917
              Bonds, 1977 Series A, 5.875%, 8/01/08

      34,530 Tobacco Settlement Authority, Iowa, Tobacco Settlement        6/11 at 101.00        A1      29,481,023
              Asset-Backed Revenue Bonds, Series 2001B, 5.300%, 6/01/25
-------------------------------------------------------------------------------------------------------------------

             Kansas - 0.3%

         420 Lenexa, Kansas, Multifamily Housing Revenue Refunding Bonds   2/03 at 102.00        AA         429,740
              (Barrington Park Apartments Project), Series 1993A,
              6.200%, 2/01/08

       7,000 City of Wichita, Kansas, Hospital Facilities Improvement     11/11 at 101.00        A+       6,939,310
              and Refunding Revenue Bonds (Via Christi Health System,
              Inc.), 2001 Series III, 5.500%, 11/15/26
-------------------------------------------------------------------------------------------------------------------
             Kentucky - 3.9%

       1,000 City of Ashland, Kentucky, Pollution Control Revenue            No Opt. Call      Baa2       1,057,430
              Refunding Bonds (Ashland, Inc. Project), Series 1999,
              5.700%, 11/01/09

      34,500 Carroll County, Kentucky, Collateralized Pollution Control    9/02 at 102.00        A1      35,803,755
              Revenue Bonds (Kentucky Utilities Company Project), 1992
              Series A, 7.450%, 9/15/16

      27,420 Kenton County Airport Board, Kentucky, Special Facilities     8/02 at 102.00       BB+      26,858,438
              Revenue Bonds (Delta Air Lines Project), 1992 Series A,
              7.125%, 2/01/21 (Alternative Minimum Tax)

             Kentucky Housing Corporation, Housing Revenue Bonds
             (Federally Insured or Guaranteed Mortgage Loans), 1993
             Series B:
      17,100   5.300%, 7/01/10                                             1/04 at 102.00       AAA      17,491,248
      13,400   5.400%, 7/01/14                                             1/04 at 102.00       AAA      13,609,442

      16,980 The Turnpike Authority of Kentucky, Resource Recovery Road    7/02 at 100.00       Aa3      16,994,773
              Revenue Refunding Bonds, 1987 Series A, 5.000%, 7/01/08
-------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.6%

         265 Louisiana Public Facilities Authority, Senior Student Loan    9/02 at 102.00       Aaa         273,787
              Revenue Bonds, Series 1992A-2, 6.600%, 3/01/03
              (Alternative Minimum Tax)

      17,870 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00        A1      16,359,628
              Asset-Backed Bonds, Series 2001B, 5.500%, 5/15/30
-------------------------------------------------------------------------------------------------------------------
             Maine - 0.8%

             Maine State Housing Authority, Mortgage Purchase Bonds,
              1994 Series A:
      13,650   5.650%, 11/15/20                                            2/04 at 102.00       AA+      13,876,727
      10,000   5.700%, 11/15/26                                            2/04 at 102.00       AA+      10,131,900
-------------------------------------------------------------------------------------------------------------------
             Maryland - 0.1%

       2,215 Maryland Department of Housing and Community Development,     1/07 at 102.00       Aa2       2,324,244
              Community Development Administration, Housing Revenue
              Bonds, Series 1996A, 5.875%, 7/01/16

         500 Maryland Health and Higher Educational Facilities             1/07 at 102.00        A-         536,230
              Authority, Refunding Revenue Bonds (Pickersgill Issue),
              Series 1997A, 5.750%, 1/01/08

----
37

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Massachusetts - 2.1%

  $    5,000 Massachusetts Development Finance Authority, Revenue Bonds    1/12 at 101.00       AAA $     4,990,650
              (WGBH Educational Foundation), Series 2002A, 5.375%,
              1/01/42

         800 Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00         A         831,680
              Revenue Bonds (Massachusetts Eye and Ear Infirmary Issue),
              Series B, 5.250%, 7/01/10

         265 Massachusetts Health and Educational Facilities Authority,    7/09 at 101.00       Ba1         246,275
              Revenue Bonds (Lasell College Issue), Series A, 5.100%,
              7/01/11

             Massachusetts Water Resources Authority, General Revenue
              Refunding Bonds, 1993 Series B:
      14,890   5.250%, 3/01/13                                             3/03 at 102.00        AA      15,209,093
      10,795   5.000%, 3/01/22                                             3/03 at 100.00        AA      10,640,632

             Massachusetts Water Resources Authority, General Revenue
              Bonds, 1993 Series C:
      12,705   5.250%, 12/01/20 (Pre-refunded to 12/01/04)                12/04 at 102.00       Aaa      13,832,188
      13,345   5.250%, 12/01/20                                           12/04 at 102.00        AA      13,422,668
-------------------------------------------------------------------------------------------------------------------
             Michigan - 6.6%

      15,000 School District of the City of Detroit, Wayne County,         5/06 at 102.00       AAA      16,707,750
              Michigan, School Building and Site Improvement Bonds
              (General Obligation - Unlimited Tax), Series 1996A,
              5.700%, 5/01/25 (Pre-refunded to 5/01/06)

      10,000 School District of the City of Detroit, Wayne County,         5/09 at 101.00       AAA       9,126,000
              Michigan, School Building and Site Improvement Bonds
              (General Obligation - Unlimited Tax), Series 1998B,
              4.750%, 5/01/28

       3,370 Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00        AA       3,387,288
              Obligation Revenue and Revenue Refunding Bonds (Aquinas
              College Project), Series 1998C, 5.125%, 5/01/16

             State Building Authority, State of Michigan, 1998 Revenue
             Refunding Bonds (Facilities Program), Series 1:
      14,080   4.750%, 10/15/17                                           10/09 at 100.00       AA+      13,830,221
      11,735   4.750%, 10/15/21                                           10/09 at 100.00       AA+      11,169,021

             Michigan State Hospital Finance Authority, Hospital Revenue
             and Refunding Bonds (The Detroit Medical Center Obligated
             Group), Series 1993B:
      19,585   5.750%, 8/15/13                                             8/04 at 102.00      BBB-      18,555,221
      70,230   5.500%, 8/15/23                                             8/04 at 102.00      BBB-      58,583,057

       3,000 Michigan State Hospital Finance Authority, Hospital Revenue  10/05 at 100.00       AAA       3,446,580
              Refunding Bonds (Genesys Health System Obligated Group),
              Series 1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

       1,000 Michigan State Hospital Finance Authority, Alma, Michigan,      No Opt. Call       BBB       1,039,020
              Hospital Revenue Refunding Bonds (Gratiot Community
              Hospital), Series 1995, 6.100%, 10/01/07

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call       Aaa       1,102,280
              and Refunding Bonds (Genesys Regional Medical Center
              Obligated Group), Series 1998A, 5.500%, 10/01/08

      12,080 Michigan State Housing Development Authority, Rental          4/04 at 102.00       AAA      12,261,200
              Housing Revenue Bonds, 1994 Series B, 5.700%, 4/01/12

             State of Michigan, State Trunk Line Fund Bonds, Series
              1992A:
      11,645   5.500%, 10/01/21 (Pre-refunded to 10/01/02)                10/02 at 100.00    N/R***      11,835,163
       3,955   5.500%, 10/01/21                                           10/02 at 100.00        AA       3,962,356

       6,000 Michigan Strategic Fund, Limited Obligation Pollution         9/11 at 100.00        A-       5,878,440
              Control Refunding Revenue Bonds (The Detroit Edison
              Company), Collateralized Series 2001C, 5.450%, 9/01/29

         215 Michigan Strategic Fund, Limited Obligation Revenue Bonds       No Opt. Call       BBB         210,949
              (Clark Retirement Community, Inc. Project), Series 1998,
              4.900%, 6/01/08

      16,805 Hospital Finance Authority, City of St. Joseph, Michigan,     1/04 at 102.00       AAA      16,968,345
              Revenue Refunding Bonds (Mercy Memorial Medical Center
              Obligated Group), Series 1993, 5.250%, 1/01/16
-------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.5%

       7,290 Minnesota Housing Finance Agency, Rental Housing Bonds,       2/05 at 102.00       AAA       7,567,968
              1995 Series D, 5.800%, 8/01/11

         950 Housing and Redevelopment Authority, City of St. Paul,          No Opt. Call      BBB+         945,801
              Minnesota, Healthcare Revenue Bonds (Regions Hospital
              Project), Series 1998, 5.000%, 5/15/09

       5,000 White Earth Band of Chippewa Indians, Minnesota, Revenue        No Opt. Call         A       5,513,500
              Bonds, Series 2000A, 7.000%, 12/01/11

----
38

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.3%

  $    8,660 Mississippi Business Finance Corporation, Pollution Control  10/03 at 102.00      BBB- $     8,306,672
              Revenue Refunding Bonds (System Energy Resources, Inc.
              Project), Series 1998, 5.875%, 4/01/22

         500 Perry County, Mississippi, Pollution Control Refunding        3/12 at 100.00      Baa3         451,145
              Revenue Bonds (Leaf River Forest Project), Series 1999,
              5.200%, 10/01/12
-------------------------------------------------------------------------------------------------------------------
             Missouri - 0.5%

             Industrial Development Authority, City of Kansas, Missouri,
             Retirement Facility Refunding and Improvement Revenue Bonds
             (Kingswood Project), Series 1998A:
         800   5.375%, 11/15/09                                           11/08 at 102.00       N/R         758,384
       3,650   5.800%, 11/15/17                                           11/08 at 102.00       N/R       3,286,789

       2,430 Missouri Housing Development Commission, Housing              9/02 at 101.00       AA+       2,466,304
              Development Bonds (Federally Insured Mortgage Bonds), 1979
              Series B, 7.000%, 9/15/22

         300 Health and Educational Facilities Authority, State of         2/07 at 102.00       N/R         308,382
              Missouri, Health Facilities Revenue Bonds (Lutheran Senior
              Services), Series 1997, 5.550%, 2/01/09

         350 Industrial Development Authority, City of St. Louis,         12/02 at 102.00       N/R         357,368
              Missouri, Industrial Revenue Refunding Bonds (Kiel Center
              Multipurpose Arena Project), Series 1992, 7.625%, 12/01/09
              (Alternative Minimum Tax)

             The City of St. Louis, Missouri, Letter of Intent Double
             Revenue Bonds (Lambert-St. Louis International Airport
             Project), Series 2000:
       2,000   6.000%, 1/01/04                                             7/03 at 101.00      BBB-       2,060,740
       4,465   6.000%, 1/01/07                                             7/03 at 101.00      BBB-       4,536,574
       1,000   6.125%, 1/01/09                                             7/03 at 101.00      BBB-       1,011,610
-------------------------------------------------------------------------------------------------------------------
             Montana - 0.2%

       6,325 Montana Health Facility Authority, Healthcare Revenue Bonds   6/06 at 102.00      BBB-       6,075,985
              (Community Medical Center, Inc.), Series 1996, 6.375%,
              6/01/18
-------------------------------------------------------------------------------------------------------------------
             Nebraska - 0.2%

       6,250 Consumers Public Power District, Nebraska, Nuclear Facility   7/02 at 100.00        A1       6,265,000
              Revenue Bonds, Series 1968, 5.100%, 1/01/03
-------------------------------------------------------------------------------------------------------------------
             Nevada - 0.6%

       5,500 Clark County, Nevada, Industrial Development Revenue Bonds   10/02 at 102.00        B-       4,193,420
              (Nevada Power Company Project), Refunding Series 1995B,
              5.900%, 10/01/30 (Alternative Minimum Tax)

       6,000 Director of the State of Nevada, Department of Business and     No Opt. Call       AAA       2,436,480
              Industry, Revenue Bonds (Las Vegas Monorail Project), 1st
              Tier Series 2000, 0.000%, 1/01/19

       1,990 Local Improvement District No. T-4C, City of Henderson,       5/02 at 103.00       N/R       1,913,962
              Nevada, Limited Obligation Refunding Bonds (Green Valley
              Properties), 1999 Series A, 5.900%, 11/01/18

       8,630 City of Reno, Nevada, Insured Hospital Revenue Bonds (St.     5/03 at 102.00       AAA       8,900,809
              Mary's Regional Medical Center), Series 1993A, 5.800%,
              5/15/13
-------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00       Aaa      10,098,700
              Housing Bonds, Remarketed 1994 Series I, 5.600%, 1/01/24
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             New Jersey - 0.0%

       1,000 The Gloucester County Improvement Authority, New Jersey,        No Opt. Call       BBB       1,091,310
              Solid Waste Resource Recovery Revenue Refunding Bonds
              (Waste Management, Inc. Project), Series 1999B, 7.000%,
              12/01/29 (Alternative Minimum Tax) (Mandatory put 12/01/09)

         315 New Jersey Economic Development Authority, Insured Revenue      No Opt. Call       AAA         337,497
              Bonds (Educational Testing Service Issue), Series 1995B,
              5.500%, 5/15/05
-------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.4%

       5,000 City of Farmington, New Mexico, Pollution Control Refunding  10/02 at 101.00        BB       4,841,400
              Revenue Bonds (Southern California Edison Company Four
              Corners Project), 1991 Series A, 7.200%, 4/01/21

          70 New Mexico Educational Assistance Foundation, Student Loan      No Opt. Call       Aaa          71,696
              Revenue Bonds, Senior 1992 Series 1-A, 6.300%, 12/01/02
              (Alternative Minimum Tax)

----
39

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             New Mexico (continued)

  $    7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00        A1 $     7,559,112
              Revenue Bonds (Presbyterian Healthcare Services), Series
              2001A, 5.500%, 8/01/21
-------------------------------------------------------------------------------------------------------------------
             New York - 4.9%

      11,190 Battery Park City Authority, New York, Senior Revenue        11/03 at 102.00       AAA      11,306,264
              Refunding Bonds, Series 1993A, 5.000%, 11/01/13

       8,525 The City of New York, New York, General Obligation Bonds,     8/02 at 101.50       AAA       8,762,677
              Fiscal 1992 Series C, 6.625%, 8/01/12 (Pre-refunded to
              8/01/02)

       8,000 The City of New York, New York, General Obligation Bonds,     8/03 at 101.50         A       8,239,360
              Fiscal 1994 Series D, 5.750%, 8/15/11

             The City of New York, New York, General Obligation Bonds,
              Fiscal 1995 Series F:
         700   6.375%, 2/15/06 (Pre-refunded to 2/15/05)                   2/05 at 101.00       Aaa         778,400
      14,000   6.625%, 2/15/25 (Pre-refunded to 2/15/05)                   2/05 at 101.00       Aaa      15,661,660

       2,350 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       2,517,579
              Fiscal 1996 Series B, 6.000%, 8/15/04

       7,500 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       8,039,325
              Fiscal 1996 Series G, 5.900%, 2/01/05

      15,620 The City of New York, New York, General Obligation Bonds,     8/06 at 101.50         A      16,464,886
              Fiscal 1997 Series E, 6.000%, 8/01/16

         300 The City of New York, New York, General Obligation Bonds,     8/06 at 101.50         A         326,973
              Fiscal 1997 Series B, 5.700%, 8/15/07

      10,770 The City of New York, New York, General Obligation Bonds,     8/08 at 101.00         A      11,224,817
              Fiscal 1998 Series J, 5.375%, 8/01/13

       6,435 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       6,819,041
              Fiscal 2001 Series D, 5.000%, 8/01/07

       8,600 New York City Municipal Water Finance Authority, New York,    6/02 at 101.50        AA       8,766,066
              Water and Sewer System Revenue Bonds, Fiscal 1993 Series
              B, 6.000%, 6/15/17

       8,400 Dormitory Authority of the State of New York, Beth Israel    11/05 at 102.00       AAA       9,143,652
              Medical Center Revenue Bonds, Series 1996, 6.000%, 11/01/15

             Dormitory Authority of the State of New York, Mental Health
             Services Facilities Improvement Revenue Bonds, Series 1997B:
          35   5.500%, 8/15/17 (Pre-refunded to 2/15/07)                   2/07 at 102.00    AA-***          39,349
       5,965   5.500%, 8/15/17                                             2/07 at 102.00       AA-       6,136,196

         750 New York State Housing Finance Agency, New York City,           No Opt. Call         A         820,403
              Health Facilities Revenue Bonds, 1996 Series A Refunding,
              6.000%, 5/01/06

      10,270 Power Authority of the State of New York, General Purpose     1/03 at 102.00       AAA      10,718,388
              Bonds, Series CC, 5.250%, 1/01/18 (Pre-refunded to 1/01/03)

             Power Authority of the State of New York, Revenue Bonds,
              Series 2000A:
       4,395   5.500%, 11/15/16                                           12/05 at 100.00       Aa2       4,581,304
       3,775   5.500%, 11/15/17                                           12/05 at 100.00       Aa2       3,923,433

       1,000 The Port Authority of New York and New Jersey, Special          No Opt. Call       N/R       1,062,540
              Project Bonds (KIAC Partners Project), Series 4, 7.000%,
              10/01/07 (Alternative Minimum Tax)

       1,000 The Port Authority of New York and New Jersey, Special          No Opt. Call       AAA       1,138,340
              Project Bonds (JFK International Air Terminal LLC
              Project), Series 6, 6.250%, 12/01/10 (Alternative Minimum
              Tax)

       5,000 Triborough Bridge and Tunnel Authority, New York, General     1/04 at 100.00       AA-       4,829,250
              Purpose Revenue Bonds, Series 1994A, 4.750%, 1/01/19
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 3.7%

       5,000 The Charlotte-Mecklenburg Hospital Authority, North           1/11 at 101.00        AA       4,804,550
              Carolina, Healthcare System Revenue Bonds (DBA Carolinas
              Healthcare System), Series 2001A, 5.000%, 1/15/31

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Bonds, Refunding Series 1993B:
      11,000   7.000%, 1/01/08                                               No Opt. Call       BBB      12,361,690
      69,275   6.250%, 1/01/12                                             1/03 at 102.00       BBB      71,165,515

       4,650 North Carolina Eastern Municipal Power Agency, Power System   9/03 at 102.50         A       4,767,273
              Revenue Bonds, Series 1985-G, 5.750%, 12/01/16

       7,855 North Carolina Eastern Municipal Power Agency, Power System   1/03 at 102.00         A       7,915,248
              Revenue Bonds, Series 1993-D, 5.600%, 1/01/16

----
40

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             North Carolina (continued)

  $    2,500 North Carolina Eastern Municipal Power Agency, Power System   1/09 at 102.00       BBB $     2,527,150
              Revenue Bonds, Refunding Series 1999B, 5.600%, 1/01/15

         985 City of Wilmington Housing Authority, North Carolina, First   6/02 at 100.00    N/R***         990,940
              Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10
-------------------------------------------------------------------------------------------------------------------
             Ohio - 0.1%

             Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate
             Refunding Revenue Bonds (Rock and Roll Hall of Fame and
             Museum Project), Series 1997:
         360  5.750%, 12/01/07                                               No Opt. Call       N/R         377,734
         425  5.850%, 12/01/08                                               No Opt. Call       N/R         447,155

       1,000 City of Dayton, Ohio, Special Facilities Revenue Refunding      No Opt. Call       BB+         867,200
              Bonds (Emery Air Freight Corporation and Emery Worldwide
              Airlines, Inc. - Guarantors), 1988 Series C, 6.050%,
              10/01/09

         900 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+         947,493
              and Improvement Bonds (Upper Valley Medical Center),
              Series 1996C, 6.000%, 5/15/06
-------------------------------------------------------------------------------------------------------------------
             Oregon - 0.7%

       8,720 State of Oregon Department of Administrative Services,        5/07 at 101.00       AAA       9,754,105
              Certificates of Participation, 1997 Series A, 5.800%,
              5/01/24 (Pre-refunded to 5/01/07)

      10,000 State of Oregon, General Obligation Veterans Welfare Bonds,  10/11 at 100.00        AA       9,905,100
              2001 Series 81, 5.250%, 10/01/42
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.2%

       1,250 Allegheny County, Pennsylvania, Airport Revenue Refunding       No Opt. Call       AAA       1,361,613
              Bonds (Pittsburgh International Airport), Series 1997A,
              5.750%, 1/01/12 (Alternative Minimum Tax)

       5,900 Industrial Development Authority, Carbon County,                No Opt. Call      BBB-       6,291,288
              Pennsylvania, Resource Recovery Revenue Refunding Bonds
              (Panther Creek Partners Project), Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

      10,000 Industrial Development Authority, Lehigh County,              9/04 at 102.00       AAA      10,875,500
              Pennsylvania, Pollution Control Revenue Refunding Bonds
              (Pennsylvania Power and Light Company Project), 1994
              Series B, 6.400%, 9/01/29

      22,500 Pennsylvania Housing Finance Agency, Rental Housing           7/03 at 102.00       AAA      23,207,850
              Refunding Bonds, Issue 1993, 5.750%, 7/01/14

             Pennsylvania Housing Finance Agency, Multifamily Housing
             Refunding Bonds (Federal Housing Administration Insured
             Mortgage Loans), Issue 1992:
       4,025  8.100%, 7/01/13                                              7/02 at 102.00       AAA       4,124,579
      16,830  8.200%, 7/01/24                                              7/02 at 102.00       AAA      17,230,722

      16,600 Pennsylvania Intergovernmental Cooperation Authority,         6/03 at 100.00       AAA      16,218,200
              Special Tax Revenue Refunding Bonds (City of Philadelphia
              Funding Program), Series 1993A, 5.000%, 6/15/22

             Pennsylvania Higher Educational Facilities Authority
             (Commonwealth of Pennsylvania), Geneva College Revenue
             Bonds, Series 1998:
         470  4.900%, 4/01/07                                                No Opt. Call      BBB-         469,638
         495  4.950%, 4/01/08                                                No Opt. Call      BBB-         491,451

      11,070 Public Auditorium Authority of Pittsburgh and Allegheny       8/09 at 101.00       AAA      10,720,963
              County, Pennsylvania, Hotel Room Excise Tax Revenue Bonds,
              Series 1999, 5.125%, 2/01/35

       1,500 Municipal Authority of Westmoreland County, Pennsylvania,       No Opt. Call       AAA       1,228,950
              Municipal Service Revenue Bonds, Series 1995A, 0.000%,
              8/15/07
-------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.8%

      11,000 The Children's Trust Fund, Puerto Rico, Tobacco Settlement    7/10 at 100.00       Aa3      11,244,530
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             2002 Series II:
       4,200  5.375%, 7/01/19                                              7/12 at 101.00       AAA       4,401,054
       5,000  5.000%, 7/01/20                                              7/12 at 101.00       AAA       5,057,300
       4,000  5.125%, 7/01/26                                              7/12 at 101.00       AAA       4,006,440

      27,500 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00        A-      27,943,575
              Appropriation Bonds, 2002 Series E, 5.500%, 8/01/29

----
41

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.3%

  $    8,095 Rhode Island Convention Center Authority, Refunding Revenue   5/03 at 100.00       AAA $     7,957,871
              Bonds, 1993 Series B, 5.000%, 5/15/20
-------------------------------------------------------------------------------------------------------------------
             South Carolina - 0.5%

      10,000 Greenville County School District, South Carolina,           12/12 at 101.00       AA-       9,814,600
              Installment Purchase Revenue Bonds, Series 2002, 5.500%,
              12/01/28

          55 Myrtle Beach Public Facilities Corporation, South Carolina,     No Opt. Call     A3***          55,471
              Certificates of Participation (City of Myrtle Beach
              Convention Center Project), Series 1992, 6.750%, 7/01/02

       4,000 South Carolina Public Service Authority, Revenue Bonds,       1/12 at 100.00       AAA       3,855,400
              Series 2002B, 5.125%, 1/01/37
-------------------------------------------------------------------------------------------------------------------
             South Dakota - 0.1%

       4,000 South Dakota Health and Educational Facilities Authority,    11/11 at 101.00        A+       3,848,560
              Revenue Bonds (Sioux Valley Hospital and Health System),
              Series 2001E, 5.375%, 11/01/24
-------------------------------------------------------------------------------------------------------------------
             Tennessee - 0.2%

         500 Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call       BBB         489,290
              Facilities Revenue Bonds (Federal Express Corporation),
              Refunding Series 1997, 5.350%, 9/01/12

       4,000 City of Memphis, Shelby County, Tennessee, Sanitary          10/12 at 100.00       AA+       3,948,480
              Sewerage System Revenue Bonds, Series 2002, 5.000%,
              10/01/21
-------------------------------------------------------------------------------------------------------------------
             Texas - 5.8%

       1,000 Alliance Airport Authority, Inc., Texas, Special Facilities     No Opt. Call        BB         942,100
              Revenue Bonds (American Airlines, Inc. Project), Series
              1991, 7.000%, 12/01/11 (Alternative Minimum Tax)

       2,000 City of Austin, Texas, Combined Utility Systems Revenue      11/06 at 100.00       AAA       2,052,520
              Refunding Bonds, Series 1996B, 5.700%, 11/15/21

      29,500 Brazos River Authority, Texas, Collateralized Revenue         8/02 at 100.00       AAA      29,712,400
              Refunding Bonds (Houston Lighting and Power Company
              Project), Series 1995, 5.800%, 8/01/15

         345 Brazos Higher Education Authority, Inc., Texas, Student         No Opt. Call       Aaa         353,283
              Loan Revenue Refunding Bonds, Series 1993A- 1, 6.200%,
              12/01/02 (Alternative Minimum Tax)

       6,585 Crowley Independent School District, Tarrant and Johnson      8/08 at 100.00       AAA       7,342,736
              Counties, Texas, General Obligation Bonds, Series 1997,
              6.500%, 8/01/23

       3,000 Goose Creek Consolidated Independent School District,           No Opt. Call       AAA       2,233,740
              Texas, Unlimited Tax Refunding Bonds, Series 1993, 0.000%,
              2/15/09

             Grapevine-Colleyville Independent School District, Tarrant
             and Dallas Counties, Texas, Unlimited Tax School Building
             and Refunding Bonds, Series 1998:
       4,890  0.000%, 8/15/19                                                No Opt. Call       AAA       1,902,699
      10,000  0.000%, 8/15/24                                                No Opt. Call       AAA       2,816,300

      25,900 Harris County, Texas, Toll Road Senior Lien Revenue           8/04 at 102.00       AAA      26,908,546
              Refunding Bonds, Series 1994, 5.300%, 8/15/13

       7,000 Health Facilities Development Corporation, Harris County,     8/02 at 100.00       AAA       7,235,830
              Texas, Hospital Revenue Bonds (St. Luke's Episcopal
              Hospital Project), Series 1991A, 6.750%, 2/15/21

      20,900 City of Houston, Texas, Water and Sewer System Junior Lien   12/12 at 100.00       AAA      19,760,950
              Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30

       6,000 City of Houston, Texas, Water and Sewer System Junior Lien   12/12 at 100.00       AAA       6,396,180
              Revenue Forward Refunding Bonds, Series 2002B, 5.750%,
              12/01/15 (WI, settling 9/05/02)

      16,150 City of Houston, Texas, Water and Sewer System Junior Lien      No Opt. Call       AAA       5,066,901
              Revenue Refunding Bonds, Series 1998A, 0.000%, 12/01/22

      10,000 City of Houston, Texas, Water and Sewer System Revenue       12/11 at 100.00       AAA      10,710,900
              Bonds, Junior Lien Series 2001A Refunding 5.500%, 12/01/14

      10,000 Health Facilities Development Corporation, Jefferson          8/11 at 100.00       AAA      10,008,500
              County, Texas, FHA-Insured Mortgage Revenue Bonds (Baptist
              Hospital of Southeast Texas), Series 2001, 5.500%, 8/15/41

      12,875 City of San Antonio, Texas, Electric and Gas Systems          8/02 at 101.00       Aa1      12,876,416
              Revenue Refunding Bonds, Series 1992, 5.000%, 2/01/17

       2,105 State of Texas, General Obligation Water Financial            8/12 at 100.00       Aa1       2,077,930
              Assistance Bonds, Series 2002, 5.400%, 8/01/32
              (Alternative Minimum Tax)

----
42

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Texas (continued)

  $      535 Texas Department of Housing and Community Affairs,              No Opt. Call         A $       546,631
              Multifamily Housing Revenue Bonds (NHP Foundation - Asmara
              Project), Series 1996A, 5.800%, 1/01/06

      16,500 Texas Water Development Board, State Revolving Fund, Senior   7/04 at 102.00       AAA      16,857,390
              Lien Revenue Bonds, Series 1993 5.250%, 7/15/15

       1,000 Tomball Hospital Authority, Texas, Hospital Revenue Bonds       No Opt. Call      Baa2       1,017,090
              (Tomball Regional Hospital), Series 1999, 5.500%, 7/01/09
-------------------------------------------------------------------------------------------------------------------
             Utah - 0.5%

       5,000 Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00       AAA       5,274,050
              Refunding Bonds, 1997 Series B, 5.750%, 7/01/19

             Intermountain Power Agency, Utah, Power Supply Revenue
              Refunding Bonds, 1993 Series A:
       5,250  5.500%, 7/01/13                                              7/03 at 102.00     A+***       5,572,193
       3,050  5.500%, 7/01/13                                              7/03 at 102.00        A+       3,125,823

         870 Layton, Utah, Industrial Development Revenue Bonds (C.D.I.    6/02 at 100.00        Ca         522,000
              Ltd. Project - K-Mart Guaranteed), 8.750%, 6/01/05

         290 Salt Lake County, Utah, College Revenue Bonds (Westminster   10/07 at 101.00       BBB         293,950
              College of Salt Lake City Project), Series 1997, 5.200%,
              10/01/09
-------------------------------------------------------------------------------------------------------------------
             Vermont - 0.0%

         105 University of Vermont and State Agricultural College,         7/02 at 100.00        A+         105,750
              Housing, Dining and Student Services Facilities System
              Bonds, Lot 1 Series 1969-A, 6.300%, 7/01/06
-------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.0%

         385 Virgin Islands Port Authority, Airport Revenue Bonds,         9/02 at 101.00       BBB         386,640
              Refunding Series 1998A, 4.500%, 9/01/05
              (Alternative Minimum Tax)

       1,000 Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00       N/R       1,034,000
              Revenue and Refunding Bonds, Series 1998, 5.250%, 7/01/09
-------------------------------------------------------------------------------------------------------------------
             Virginia - 2.1%

         500 Pocahontas Parkway Association, Virginia, Route 895             No Opt. Call      BBB-         451,335
              Connector Toll Road Revenue Bonds, Senior Current Interest
              Series 1998A, 5.250%, 8/15/07

         555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00        A3         591,086
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 5.375%, 10/15/11

             Richmond Metropolitan Authority, Virginia, Expressway
             Revenue and Refunding Bonds, Series 1992-B:
       1,440  6.250%, 7/15/22 (Pre-refunded to 7/15/02)                    7/02 at 102.00       AAA       1,482,782
       6,310  6.250%, 7/15/22                                              7/02 at 102.00       AAA       6,479,424

       3,015 Virginia Housing Development Authority, Multifamily           5/02 at 100.00       AA+       3,020,879
              Mortgage Bonds, 1978 Series B, 6.700%, 11/01/21

             Virginia Housing Development Authority, Multifamily Housing
             Bonds, Series 1993C:
      19,080  5.550%, 5/01/08                                              5/03 at 102.00       AA+      19,406,459
      28,075  5.900%, 5/01/14                                              5/03 at 102.00       AA+      28,552,556
-------------------------------------------------------------------------------------------------------------------
             Washington - 6.4%

       4,615 Public Utility District No. 1, Chelan County, Washington,     7/02 at 100.00        AA       4,555,974
              Rocky Reach Hydro-Electric System Revenue Bonds, Series
              1968, 5.125%, 7/01/23

       8,005 Public Utility District No. 1, Douglas County, Washington,    9/02 at 100.50       AA-       7,756,845
              Wells Hydroelectric Revenue Bonds, Series 1963, 4.000%,
              9/01/18

       1,175 Public Utility District No. 2, Pacific County, Washington,    5/04 at 100.00       AAA       1,259,588
              Electric Revenue Bonds, Series 1994, 6.150%, 5/01/14
              (Pre-refunded to 5/01/04)

       4,515 The City of Seattle, Washington, Municipal Light and Power   11/03 at 101.00       Aa3       4,550,759
              Revenue Bonds, Senior Lien Series 1993, 5.375%, 11/01/18

       7,250 Municipality of Metropolitan Seattle, Washington, Sewer       1/03 at 102.00       AAA       7,449,665
              Refunding Revenue Bonds, Series Y, 5.700%, 1/01/12

----
43

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Washington (continued)

    $  5,000 Washington Public Power Supply System, Nuclear Project No.      No Opt. Call       Aa1 $     6,138,100
              1 Refunding Revenue Bonds, Series 1989B, 7.125%, 7/01/16

             Washington Public Power Supply System, Nuclear Project No.
             1 Refunding Revenue Bonds, Series 1993A:
      14,260  7.000%, 7/01/07                                                No Opt. Call       Aa1      16,393,296
      18,500  5.750%, 7/01/13 (Pre-refunded to 7/01/03)                    7/03 at 102.00    Aa1***      19,644,225
      12,260  5.700%, 7/01/17                                              7/03 at 102.00       AAA      12,699,766

       7,805 Washington Public Power Supply System, Nuclear Project No.      No Opt. Call       Aa1       9,174,309
              1 Refunding Revenue Bonds, Series 1993B, 7.000%, 7/01/09

      10,000 Washington Public Power Supply System, Nuclear Project No.    7/03 at 102.00       Aa1      10,147,400
              1 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

       8,835 Washington Public Power Supply System, Nuclear Project No.    7/03 at 102.00       Aa1       8,991,026
              3 Refunding Revenue Bonds, Series 1993B, 5.700%, 7/01/18

             Washington Public Power Supply System, Nuclear Project No.
             3 Refunding Revenue Bonds, Series 1993C:
       9,180  5.300%, 7/01/10                                              7/03 at 102.00       Aa1       9,458,338
      51,070  5.375%, 7/01/15                                              7/03 at 102.00       Aa1      51,822,772
      11,745  5.500%, 7/01/18                                              7/03 at 102.00       Aa1      11,874,900
-------------------------------------------------------------------------------------------------------------------
             Wisconsin - 5.3%

       5,000 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00       AA-       4,953,900
              Refunding Bonds (Madison Gas and Electric Company), Series
              2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)

       3,850 Wisconsin Housing and Economic Development Authority,           No Opt. Call     AA***       4,145,796
              Insured Mortgage Revenue Refunding Bonds, 1977 Series A,
              5.800%, 6/01/17

      10,000 Wisconsin Housing and Economic Development Authority, Home    9/08 at 101.50        AA       9,758,900
              Ownership Revenue Bonds, 1998 Series B, 5.500%, 9/01/27
              (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic Development Authority, Home    9/11 at 100.00        AA       3,497,497
              Ownership Revenue Bonds, 2002 Series A, 5.300%, 9/01/18

       8,500 Wisconsin Housing and Economic Development Authority,        10/02 at 102.00        AA       8,677,905
              Housing Revenue Bonds, 1992 Series B,
              7.050%, 11/01/22

      30,325 Wisconsin Housing and Economic Development Authority,        12/03 at 102.00        AA      31,333,003
              Housing Revenue Bonds, 1993 Series C,
              5.800%, 11/01/13

      10,500 Wisconsin Health and Educational Facilities Authority,        5/02 at 102.00       AAA      10,736,880
              Revenue Bonds (Columbia Hospital, Inc.), Series 1991,
              6.250%, 11/15/21

       7,695 State of Wisconsin, Petroleum Inspection Fee Revenue Bonds,     No Opt. Call       AA-       7,982,251
              2000 Series A, 5.500%, 7/01/03

       9,830 Wisconsin Health and Educational Facilities Authority,        6/02 at 102.00       AAA      10,055,990
              Health Facilities Refunding Revenue Bonds (SSM Health
              Care), Series 1992AA, 6.250%, 6/01/20

       4,060 Wisconsin Health and Educational Facilities Authority,       10/04 at 102.00       AAA       4,252,200
              Revenue Bonds (Froedtert Memorial Lutheran Hospital,
              Inc.), Series 1994A, 5.875%, 10/01/13

       6,000 Wisconsin Health and Educational Facilities Authority,       12/02 at 102.00       AAA       6,203,100
              Revenue Bonds (Meriter Hospital, Inc.), Series 1992A,
              6.000%, 12/01/22

      17,000 Wisconsin Health and Educational Facilities Authority,        8/03 at 102.00       AAA      16,901,570
              Revenue Bonds (Aurora Health Care Obligated Group), Series
              1993, 5.250%, 8/15/23

      31,000 Wisconsin Health and Educational Facilities Authority,        5/06 at 102.00       AAA      31,752,370
              Revenue Bonds (Aurora Medical Group, Inc. Project), Series
              1996, 5.750%, 11/15/25

         750 Wisconsin Health and Educational Facilities Authority,       10/07 at 101.00       BBB         758,583
              Revenue Bonds (Carroll College, Inc. Project),
              Series 1998, 5.000%, 10/01/09
-------------------------------------------------------------------------------------------------------------------
             Wyoming - 0.1%

       3,000 Wyoming Community Development Authority, Housing Revenue      6/11 at 100.00        AA       2,963,580
              Bonds, 2001 Series 1, 5.375%, 6/01/22
              (Alternative Minimum Tax)

----
44

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Wyoming  (continued)

  $      200 State of Wyoming, Farm Loan Board, Capital Facilities        10/02 at 102.00       AA- $       206,120
              Refunding Revenue Bonds, Series 1992, 6.100%, 10/01/06
-------------------------------------------------------------------------------------------------------------------
  $2,816,930 Total Investments (cost $2,659,576,550) - 98.0%                                          2,801,855,214
-------------------------------------------------------------------------------------------------------------------
------------
             SHORT-TERM INVESTMENTS - 1.8%

       3,500 Commercial and Industrial Development Authority, Allentown,                         NR       3,500,000
              Pennsylvania, Variable Rate Demand Revenue Bonds (Diocese
              of Allentown), Series 1999 1.700%, 12/01/29+

      18,100 Connecticut Health and Educational Facilities Authority,                        VMIG-1      18,100,000
              Revenue Bonds (Yale University Issue), Variable Rate
              Demand Bonds, Series 1997 1.650%, 07/01/29+

       3,745 Indiana Health Facility Financing Authority, Variable Rate                          NR       3,745,000
              Demand Revenue Bonds (Fayette Memorial Hospital
              Association) Series 2002A, 1.700%, 10/01/32+

       5,000 Indiana Educational Facilities Authority, Educational                           VMIG-1       5,000,000
              Facilities Revenue Bonds (DePauw University Project),
              Variable Rate Demand Obligations, Series 2002, 1.650%,
              07/01/32+

       6,785 Iowa Finance Authority, Variable Rate Demand Revenue Bonds                         A-1       6,785,000
              (Burlington Medical Center), Series 1997, 1.700%, 06/01/27+

       2,400 Minnesota Higher Education Facilities Authority, Variable                           NR       2,400,000
              Rate Demand Revenue Bonds (St. Olaf College), Series
              2002-5M1, 1.650%, 10/01/32+

      12,100 City of Valdez, Alaska, Marine Terminal Revenue Refunding                          P-1      12,100,000
              Bonds (Exxon Pipeline Company Project), Variable Rate
              Demand Bonds, 1993 Series C, 1.650%, 12/01/33+
-------------------------------------------------------------------------------------------------------------------
  $   51,630 Total Short-Term Investments (cost $51,630,000)                                             51,630,000
-------------------------------------------------------------------------------------------------------------------
------------
             Other Assets Less Liabilities - 0.2%                                                         5,426,621
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                      $ 2,858,911,835
             ------------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           **  Ratings (not covered by the report of independent accountants):
               Using the higher of Standard & Poor's or Moody's rating.
           *** Securities are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
           N/R Investment is not rated.
          (WI) Security purchased on a when-issued basis.
           + Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.



                                See accompanying notes to financial statements.

----
45

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Alabama - 1.8%

    $  3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00       Aa1 $     3,874,476
              Bonds, Series 2001, 5.500%, 12/01/12

       6,100 Cullman, Alabama, Medical Clinic Board, Revenue Bonds         2/03 at 102.00      Baa2       6,182,533
              (Cullman Regional Medical Center), Refunding Series 1993A,
              6.500%, 2/15/13
-------------------------------------------------------------------------------------------------------------------
             Alaska - 0.2%

       1,250 Alaska Student Loan Corporation, Student Loan Revenue           No Opt. Call       AAA       1,322,763
              Bonds, 1997 Series A, 5.200%, 7/01/06 (Alternative Minimum
              Tax)
-------------------------------------------------------------------------------------------------------------------
             Arizona - 0.4%

         250 Arizona Educational Loan Marketing Corporation, Educational     No Opt. Call       Aa2         253,428
              Loan Revenue Bonds, Senior Series 1992, 6.125%, 9/01/02
              (Alternative Minimum Tax)

       2,000 City of Tucson, Arizona, General Obligation Refunding           No Opt. Call       AAA       2,152,860
              Bonds, Series 1995, 5.375%, 7/01/05
-------------------------------------------------------------------------------------------------------------------
             Arkansas - 1.2%

       1,310 Arkansas Development Finance Authority, Single Family         8/02 at 102.00        AA       1,352,457
              Mortgage Revenue Refunding Bonds (FHA- Insured or VA
              Guaranteed Mortgage Loans), 1991 Series A, 8.000%, 8/15/11

             Public Health Facilities Board, Sebastian County, Arkansas,
             Hospital Improvement Revenue Bonds (Sparks Regional Medical
             Center), Series 2001A:
       1,620   5.500%, 11/01/11                                              No Opt. Call        A2       1,710,153
       3,415   5.500%, 11/01/12                                           11/11 at 101.00        A2       3,591,692
-------------------------------------------------------------------------------------------------------------------
             California - 4.8%

      11,750 California Higher Education Loan Authority, Inc., Student       No Opt. Call        A2      12,552,173
              Loan Revenue Refunding Bonds, Subordinate 1994 Series D,
              6.500%, 6/01/05 (Alternative Minimum Tax)

             California Statewide Communities Development Authority,
             Refunding Certificates of Participation (Rio Bravo Fresno
             Project), 1999 Series A:
       2,000   5.550%, 12/01/02                                              No Opt. Call       N/R       2,024,980
       2,000   5.600%, 12/01/03                                              No Opt. Call       N/R       2,056,860

       5,000 California Statewide Communities Development Authority,         No Opt. Call      BBB+       5,098,650
              Multifamily Housing Refunding Bonds (Archstone-Oakridge
              Apartments), Issue 1999E (Archstone Communities Trust),
              5.300%, 6/01/29 (Mandatory put 6/01/08)

       1,250 Long Beach Aquarium of the Pacific, California, Revenue         No Opt. Call       AAA       1,355,700
              Bonds (Aquarium of the Pacific Project), 1995 Series A,
              5.750%, 7/01/05

             Sacramento Cogeneration Authority, California, Cogeneration
             Project Revenue Bonds (Procter & Gamble Project), 1995
             Series:
       1,000   5.900%, 7/01/02                                               No Opt. Call       BBB       1,006,080
         500   6.000%, 7/01/03                                               No Opt. Call       BBB         519,405
         500   7.000%, 7/01/04                                               No Opt. Call       BBB         540,855

       1,235 Taft Public Financing Authority, California, Lease Revenue      No Opt. Call         A       1,303,308
              Bonds (Community Correctional Facility Acquisition
              Project), 1997 Series A, 5.500%, 1/01/06
-------------------------------------------------------------------------------------------------------------------
             Colorado - 4.6%

       9,000 E-470 Public Highway Authority, Capital Improvement Trust      8/05 at 95.92       AAA       7,771,680
              Fund, Arapahoe County, Colorado, Senior Highway Revenue
              Bonds (E-470 Project), Series C, 0.000%, 8/31/06
              (Pre-refunded to 8/31/05)

       5,000 Central Platte Valley Metropolitan District, Colorado,          No Opt. Call        A+       5,160,600
              General Obligation Bonds, Refunding Series 2001A, 5.000%,
              12/01/31 (Mandatory put 12/01/09)

       1,335 Colorado Health Facilities Authority, Revenue Bonds             No Opt. Call        A-       1,403,072
              (Covenant Retirement Communities Inc.),
              Series 1995, 5.650%, 12/01/04

             Colorado Health Facilities Authority, Hospital Revenue
             Bonds (Parkview Medical Center, Inc. Project), Series 2001:
         660   5.300%, 9/01/07                                               No Opt. Call      Baa1         682,387
         690   5.400%, 9/01/08                                               No Opt. Call      Baa1         713,294
         830   5.500%, 9/01/09                                               No Opt. Call      Baa1         859,025

       2,975 City and County of Denver, Colorado, Airport System Revenue     No Opt. Call       AAA       3,178,639
              Bonds, Series 1996A, 5.750%, 11/15/04 (Alternative Minimum
              Tax)

----
46

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

    $  5,000 City and County of Denver, Colorado, Airport System Revenue  11/06 at 101.00       AAA $     5,329,550
              Bonds, Series 1996C, 5.375%, 11/15/07 (Alternative Minimum
              Tax)

         730 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call       N/R         723,744
              Terminal Project Revenue Bonds, Series 1996, 6.750%,
              5/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.6%

       1,000 City of Bridgeport, Connecticut, General Obligation             No Opt. Call       AAA       1,095,680
              Refunding Bonds, Series 1996A, 6.000%, 9/01/05

       1,100 Health and Educational Facilities Authority, State of           No Opt. Call       BBB       1,130,646
              Connecticut, Revenue Bonds (Quinnipiac College Issue),
              Series D, 5.625%, 7/01/03

       1,000 Health and Educational Facilities Authority, State of           No Opt. Call       BBB       1,022,690
              Connecticut, Revenue Bonds (Hospital for Special Care
              Issue), Series B, 5.125%, 7/01/07

             Connecticut Development Authority, First Mortgage Gross
             Revenue Healthcare Project Refunding Bonds (Church Homes,
              Inc. Congregational Avery Heights Project), Series 1997:
         680   5.100%, 4/01/04                                               No Opt. Call       BBB         686,589
         900   5.200%, 4/01/05                                               No Opt. Call       BBB         907,443
         935   5.300%, 4/01/06                                               No Opt. Call       BBB         938,927

       3,000 Housing Authority of the City of Stamford, Connecticut,         No Opt. Call        A3       2,994,510
              Multifamily Housing Revenue Refunding Bonds (The Fairfield
              Apartments Project), Series 1998, 4.750%, 12/01/28
              (Mandatory put 12/01/08)
------------------------------------------------------------------------------------------------------------------
             Delaware - 0.8%

       2,000 The Delaware Economic Development Authority, Pollution          No Opt. Call        A-       2,141,680
              Control Refunding Revenue Bonds (Delmarva Power and Light
              Company Project), Series 2000C, 5.500%, 7/01/25 (Mandatory
              put 7/01/10)

       2,155 The Delaware Economic Development Authority, Pollution          No Opt. Call        A-       2,250,036
              Control Refunding Revenue Bonds (Delmarva Power and Light
              Company Project), Series 2000D, 5.650%, 7/01/28
              (Alternative Minimum Tax) (Mandatory put 7/01/10)
------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.3%

       7,090 District of Columbia, Tobacco Settlement Financing              No Opt. Call        A1       7,383,242
              Corporation, Tobacco Settlement Asset-Backed Bonds, Series
              2001, 6.000%, 5/15/11
------------------------------------------------------------------------------------------------------------------
             Florida - 1.1%

       4,940 Housing Finance Authority, Polk County, Florida,              7/05 at 101.00       AAA       5,013,458
              Multifamily Housing Revenue Bonds (Winter Oaks Apartments
              Project), Series 1997A, 5.250%, 7/01/22 (Mandatory put
              7/01/07)

       1,130 Sanford Airport Authority, Florida, Industrial Development      No Opt. Call       N/R       1,125,243
              Revenue Bonds (Central Florida Terminals, Inc. Project),
              Series 1995A, 7.300%, 5/01/04 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------
             Georgia - 0.6%

       3,000 City of Atlanta, Georgia, Airport Facilities Revenue            No Opt. Call       AAA       3,329,580
              Refunding Bonds, Series 1996, 6.500%, 1/01/06
------------------------------------------------------------------------------------------------------------------
             Illinois - 2.7%

       1,010 Village of Channahon, Illinois, Revenue Refunding Bonds         No Opt. Call      BBB+       1,028,604
              (Morris Hospital), Series 1999, 5.000%, 12/01/04

       4,275 Chicago Housing Authority, Illinois, Capital Program            No Opt. Call     AA***       4,453,054
              Revenue Bonds, Series 2001, 5.000%, 7/01/08

       5,000 City of Chicago, Illinois, O'Hare International Airport,        No Opt. Call       N/R       2,619,800
              Special Facility Revenue Bonds (United Air Lines, Inc.
              Project), Series 2001A, 5.800%, 11/01/35 (Alternative
              Minimum Tax) (Mandatory put 5/01/07)

       1,500 Illinois Health Facilities Authority, Revenue Refunding         No Opt. Call        A-       1,561,455
              Bonds (Sarah Bush Lincoln Health Center), Series 1996B,
              5.500%, 2/15/06

       2,000 Illinois Health Facilities Authority, Revenue Bonds (Loyola     No Opt. Call        A3       2,097,840
              University Health System), Series 2001A, 5.750%, 7/01/11

             State of Illinois, General Obligation Bonds, Series 1992
              (Full Faith and Credit):
       2,610   6.200%, 10/01/04 (Pre-refunded to 10/01/02)                10/02 at 102.00     AA***       2,712,077
         390   6.200%, 10/01/04                                           10/02 at 102.00        AA         404,313
------------------------------------------------------------------------------------------------------------------
             Indiana - 1.9%

             City of Goshen, Indiana, Revenue Refunding Bonds
              (Greencroft Obligated Group), Series 1998,
         715   5.150%, 8/15/05                                               No Opt. Call       N/R         713,749
         790   5.250%, 8/15/07                                               No Opt. Call       N/R         775,899
         680   5.300%, 8/15/08                                               No Opt. Call       N/R         660,069
         775   5.350%, 8/15/09                                             8/08 at 101.00       N/R         744,419

----
47

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                               Optional Call                       Market
Amount (000) Description                                                     Provisions* Ratings**              Value
---------------------------------------------------------------------------------------------------------------------
             Indiana (continued)

             Hendricks County Redevelopment Authority, Indiana Bond
             Bank, Special Program Bonds (Pittboro Project), Series
             1997B:
    $  1,525  5.250%, 2/01/03                                               No Opt. Call       AA-    $     1,557,223
       1,075  5.400%, 2/01/04                                               No Opt. Call       AA-          1,118,022

       5,000 Sullivan, Indiana, Pollution Control Revenue Refunding       5/03 at 102.00      BBB+          5,105,100
              Bonds (Indiana Michigan Power Company Project), Series
              1993C, 5.950%, 5/01/09
---------------------------------------------------------------------------------------------------------------------
             Iowa - 0.7%

             Tobacco Settlement Authority, Iowa, Tobacco Settlement
             Asset-Backed Revenue Bonds, Series 2001B:
       2,085  5.500%, 6/01/11                                               No Opt. Call       Aa3          2,115,399
       1,850  5.500%, 6/01/12                                             6/11 at 101.00       Aa3          1,863,431
---------------------------------------------------------------------------------------------------------------------
             Kentucky - 7.7%

       7,500 City of Ashland, Kentucky, Pollution Control Revenue           No Opt. Call      Baa2          7,930,725
              Refunding Bonds (Ashland, Inc. Project), Series 1999,
              5.700%, 11/01/09

       3,180 Christian County, Kentucky, Hospital Revenue and Refunding     No Opt. Call        A-          3,333,308
              Bonds (Jennie Stuart Medical Center), Series 1997A,
              5.500%, 7/01/06

             City of Jeffersontown, Kentucky, Public Projects Refunding
             and Improvements Certificates of Participation, Series 1996:
         235  4.650%, 11/01/02                                              No Opt. Call        A3            238,017
         370  4.750%, 11/01/03                                              No Opt. Call        A3            381,877

       5,285 Kenton County Airport Board, Kentucky, Revenue Refunding       No Opt. Call       AAA          5,681,058
              Bonds (Cincinnati-Northern Kentucky International
              Airport), Series 2002A, 5.625%, 3/01/09 (Alternative
              Minimum Tax)

             Kentucky Economic Development Finance Authority, Hospital
             System Refunding and Improvement Revenue Bonds (Appalachian
             Regional Healthcare, Inc. Project), Series 1997:
       2,670  5.300%, 10/01/05                                              No Opt. Call       BB-          2,564,348
       1,315  5.400%, 10/01/06                                              No Opt. Call       BB-          1,245,174

         600 Kentucky Higher Education Student Loan Corporation, Insured    No Opt. Call       Aaa            626,880
              Student Loan Revenue Bonds, 1991 Series B, 6.800%, 6/01/03
              (Alternative Minimum Tax)

             Kentucky Infrastructure Authority, Revenue and Revenue
             Refunding Bonds (Governmental Agencies Program), 1995
             Series H:
       1,945  5.300%, 8/01/03                                               No Opt. Call       AA-          2,017,957
       1,000  5.500%, 8/01/05                                               No Opt. Call       AA-          1,075,270

       1,000 The Turnpike Authority of Kentucky, Resource Recovery Road     No Opt. Call       Aa3          1,192,070
              Revenue Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

       1,535 Regional Airport Authority of Louisville and Jefferson         No Opt. Call       AAA          1,544,763
              County, Kentucky, Airport System Revenue Bonds, 1997
              Series A, 5.750%, 7/01/02 (Alternative Minimum Tax)

       1,730 Regional Airport Authority of Louisville and Jefferson         No Opt. Call      Baa3          1,623,847
              County, Kentucky, Special Facilities Revenue Bonds (Airis
              Louisville, L.L.C. Project), 1999 Series A, 5.000%, 3/01/09

       3,125 Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky        No Opt. Call       Aa3          3,207,156
              League of Cities Funding Program), Series 1993A, 5.625%,
              3/01/03

      10,800 City of Owensboro, Kentucky, Electric Light and Power          No Opt. Call       AAA         10,281,276
              System Revenue Bonds, Series 1993A, 0.000%, 1/01/04
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Louisiana - 1.6%

       6,000 Parish of East Baton Rouge, State of Louisiana, Pollution      No Opt. Call       BBB          6,078,720
              Control Refunding Revenue Bonds (Hoechst Celanese
              Corporation Project), Series 1993, 5.400%, 12/01/02

         265 Louisiana Public Facilities Authority, Hospital Revenue        No Opt. Call        A2***         270,592
              Bonds (Woman's Hospital Foundation Project), Series 1992,
              6.750%, 10/01/02

       2,500 Louisiana Offshore Terminal Authority, Deepwater Port          No Opt. Call         A          2,534,525
              Refunding Revenue Bonds (LOOP, Inc. Project), First Stage
              Series 1992B, 6.100%, 9/01/02
---------------------------------------------------------------------------------------------------------------------
             Maine - 0.2%

         845 Maine Educational Loan Marketing Corporation, Student Loan   5/02 at 101.00        A2            854,929
              Revenue Refunding Bonds, Subordinate Series 1992A-2,
              6.600%, 5/01/05 (Alternative Minimum Tax)

----
48

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Maryland - 1.1%

             Maryland Energy Financing Administration, Limited
             Obligation Solid Waste Disposal Revenue Bonds (Wheelabrator
             Water Technologies Baltimore L.L.C. Projects), Series 1996:
    $  2,280  5.650%, 12/01/03 (Alternative Minimum Tax)                    No Opt. Call        A- $     2,365,865
       1,000  5.850%, 12/01/05 (Alternative Minimum Tax)                    No Opt. Call        A-       1,061,880

       2,400 Northeast Maryland Waste Disposal Authority, Resource          No Opt. Call       AAA       2,584,776
              Recovery Revenue Refunding Bonds (Southwest Resource
              Recovery Facility), Series 1993, 7.150%, 1/01/04
------------------------------------------------------------------------------------------------------------------
             Massachusetts - 5.2%

       1,810 Massachusetts Educational Financing Authority, Education       No Opt. Call       AAA       1,910,021
              Loan Revenue Bonds, Issue E, Series 1995, 5.700%, 7/01/04
              (Alternative Minimum Tax)

             Massachusetts Educational Financing Authority, Education
             Loan Revenue Bonds, Issue E, Series 1997B:
       1,620  5.250%, 7/01/06 (Alternative Minimum Tax)                     No Opt. Call       AAA       1,717,718
       2,290  5.350%, 7/01/07 (Alternative Minimum Tax)                   7/06 at 102.00       AAA       2,441,209

             Massachusetts Development Finance Agency, Resource Recovery
             Revenue Bonds (SEMASS System), 2001 Series A:
       5,000  5.500%, 1/01/10                                               No Opt. Call       AAA       5,454,650
       5,000  5.625%, 1/01/12                                               No Opt. Call       AAA       5,484,050

         700 Massachusetts Health and Educational Facilities Authority,     No Opt. Call       AA-         725,326
              Revenue Bonds (Partners HealthCare System Issue), Series
              B, 5.000%, 7/01/09

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds (Berkshire Health System Issue), Series 2001E:
       1,270  5.250%, 10/01/09                                              No Opt. Call        AA       1,348,804
         545  5.250%, 10/01/10                                              No Opt. Call        AA         576,692
       1,625  5.000%, 10/01/11                                              No Opt. Call        AA       1,682,346

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds (Ogden Haverhill Project), Series
             1992A Remarketing:
       1,000  4.850%, 12/01/05                                              No Opt. Call       BBB         917,060
       2,970  4.950%, 12/01/06                                              No Opt. Call       BBB       2,671,901

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds (Ogden Haverhill Project), Series
             1998A:
       1,745  5.150%, 12/01/07                                              No Opt. Call       BBB       1,551,008
       2,500  5.200%, 12/01/08 (Alternative Minimum Tax)                    No Opt. Call       BBB       2,183,975

         250 City of Springfield, Massachusetts, General Obligation         No Opt. Call      Baa3         253,023
              School Project Loan (Act of 1948 Bonds), Series B, 6.100%,
              9/01/02
------------------------------------------------------------------------------------------------------------------
             Michigan - 3.0%

       2,980 City of Detroit, Michigan, Convention Facility Limited Tax     No Opt. Call       AAA       3,227,131
              Revenue Refunding Bonds (Cobo Hall Expansion Project),
              Series 1993, 5.250%, 9/30/06

       2,005 Board of Regents of Eastern Michigan University, General       No Opt. Call       AAA       2,220,838
              Revenue Bonds, Refunding Series 2002A, 5.800%, 6/01/07

       2,587 Michigan State Hospital Finance Authority, Collateralized      No Opt. Call      Baa2       2,610,771
              Loan (Detroit Medical Center), Series 2001, 7.360%, 4/01/07

             Michigan State Housing Development Authority, Rental
              Housing Revenue Bonds, 1995 Series B:
       3,085  5.450%, 4/01/05                                               No Opt. Call       AAA       3,236,412
       3,325  5.450%, 10/01/05                                            6/05 at 102.00       AAA       3,508,972

       2,165 Hospital Finance Authority, Pontiac, Michigan, Hospital        No Opt. Call      BBB-       2,136,877
              Revenue Refunding Bonds (NOMC Obligated Group), Series
              1993, 5.800%, 8/01/03
------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.4%

       5,000 Mississippi Higher Education Assistance Corporation,           No Opt. Call        A2       5,254,500
              Student Loan Revenue Bonds, Series 2000B-3, 5.450%,
              3/01/10 (Alternative Minimum Tax)

             Mississippi Hospital Equipment and Facilities Authority,
             Revenue Refunding Bonds (Mississippi Baptist Medical
             Center), Series 1995:
       1,690  5.350%, 5/01/03                                               No Opt. Call       AAA       1,742,998
       1,000  5.400%, 5/01/04                                               No Opt. Call       AAA       1,052,940

----
49

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Missouri - 1.8%

             Health and Educational Facilities Authority, State of
             Missouri, Health Facilities Revenue Bonds (Lutheran Senior
             Services), Series 1997:
    $    500   5.200%, 2/01/04                                              No Opt. Call       N/R $       512,370
         600   5.300%, 2/01/05                                              No Opt. Call       N/R         617,814
         600   5.400%, 2/01/06                                              No Opt. Call       N/R         617,892
         700   5.500%, 2/01/07                                              No Opt. Call       N/R         723,401

       4,000 Industrial Development Authority, St. Louis County,            No Opt. Call        A3       4,023,520
              Missouri, Multifamily Housing Revenue Refunding Bonds
              (Equity Residential - Pinetree Apartments), Series 1999A,
              5.200%, 11/15/29 (Mandatory put 11/15/04)

       3,285 The City of St. Louis, Missouri, Letter of Intent Double     7/03 at 101.00      BBB-       3,324,880
              Revenue Bonds (Lambert-St. Louis International Airport
              Project), Series 2000, 6.000%, 1/01/08
------------------------------------------------------------------------------------------------------------------
             Montana - 0.5%

       3,000 City of Forsyth, Rosebud County, Montana, Pollution Control    No Opt. Call      Baa1       2,808,870
              Revenue Refunding Bonds (Portland General Electric Company
              Projects), Series 1998B, 4.750%, 5/01/33 (Alternative
              Minimum Tax) (Mandatory put 5/01/03)
------------------------------------------------------------------------------------------------------------------
             Nebraska - 0.9%

       5,000 Energy America, Nebraska, Natural Gas Revenue Bonds            No Opt. Call       N/R       4,765,900
              (Nebraska Public Gas Agency Project), Series 1998B,
              5.450%, 4/15/08
------------------------------------------------------------------------------------------------------------------
             Nevada - 0.4%

       2,000 Las Vegas Convention and Visitors Authority, Nevada,           No Opt. Call       AAA       2,192,460
              Revenue Bonds, Series 1999, 5.500%, 7/01/09
------------------------------------------------------------------------------------------------------------------
             New Jersey - 4.9%

             Higher Education Student Assistance Authority, State of New
             Jersey, Student Loan Revenue Bonds, 2000 Series A:
       5,000   5.750%, 6/01/09 (Alternative Minimum Tax)                    No Opt. Call       AAA       5,512,400
       4,480   5.800%, 6/01/10 (Alternative Minimum Tax)                    No Opt. Call       AAA       4,960,480
       4,930   5.900%, 6/01/11 (Alternative Minimum Tax)                  6/10 at 101.00       AAA       5,483,688

       2,500 New Jersey Economic Development Authority, Pollution           No Opt. Call      Baa1       2,504,650
              Control Revenue Refunding Bonds (PSEG Power LLC Project),
              Series 2001A, 5.000%, 3/01/12

             New Jersey Healthcare Facilities Financing Authority,
             Revenue Bonds (Bayonne Hospital Obligated Group), Series
             1994:
         120   5.900%, 7/01/02                                              No Opt. Call       AAA         120,872
         670   5.900%, 7/01/02                                              No Opt. Call       AAA         674,710

       2,650 New Jersey Economic Development Authority, Insured Revenue     No Opt. Call       AAA       2,839,263
              Bonds (Educational Testing Service Issue), Series 1995B,
              5.500%, 5/15/05

       1,165 New Jersey Educational Facilities Authority, Revenue Bonds     No Opt. Call        A-       1,173,330
              (Stevens Institute of Technology Issue), 1992 Series A,
              6.300%, 7/01/02

         550 New Jersey Educational Facilities Authority, Revenue Bonds     No Opt. Call       BBB         571,995
              (St. Peters College Issue), 1998 Series B, 5.000%, 7/01/08

       3,125 The North Hudson Sewerage Authority, New Jersey, Sewer         No Opt. Call       Aaa       3,324,625
              Revenue Bonds, Series 2002A Refunding, 5.000%, 8/01/12
              (WI, settling 5/03/02)
------------------------------------------------------------------------------------------------------------------
             New Mexico - 2.1%

       2,055 New Mexico Mortgage Finance Authority, Multifamily Housing     No Opt. Call       Aaa       2,098,052
              Revenue Refunding Bonds (Hunter's Ridge Apartments), 2001
              Series A, 5.000%, 7/01/31 (Mandatory put 7/01/11)

       2,000 New Mexico Mortgage Finance Authority, Multifamily Housing     No Opt. Call       Aaa       2,041,900
              Revenue Refunding Bonds (Sombra del Oso Apartments), 2001
              Series B, 5.000%, 7/01/31 (Mandatory put 7/01/11)

             New Mexico Hospital Equipment Loan Council, Hospital
             Revenue Bonds (Presbyterian Healthcare Services), Series
             2001A:
       3,910   4.800%, 8/01/10                                              No Opt. Call        A1       3,964,271
       3,505   4.900%, 8/01/11                                              No Opt. Call        A1       3,552,913

----
50

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             New York - 13.2%

             Albany Housing Authority, New York, Limited Obligation
             Bonds, Series 1995:
    $    700   5.250%, 10/01/02                                              No Opt. Call      Baa1 $       709,100
         750   5.400%, 10/01/03                                              No Opt. Call      Baa1         779,865
         750   5.500%, 10/01/04                                              No Opt. Call      Baa1         795,135
       1,000   5.600%, 10/01/05                                              No Opt. Call      Baa1       1,072,930
         500   5.700%, 10/01/06                                           10/05 at 102.00      Baa1         542,400
         700   5.850%, 10/01/07                                           10/05 at 102.00      Baa1         755,356

         750 City of Jamestown, Chautauqua County, New York, Serial          No Opt. Call      Baa3         817,620
              Public Improvement Bonds, 1991 Series A, 7.000%, 3/15/05

       1,000 Metropolitan Transportation Authority, New York, Transit        No Opt. Call       AA-       1,008,430
              Facilities Service Contract Bonds, Series N, 6.625%,
              7/01/02

       4,325 Nassau County, New York, General Obligation General             No Opt. Call      BBB-       4,469,282
              Improvement Serial Bonds, Series F, 7.000%, 3/01/03

       1,000 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       1,065,520
              Fiscal 1996 Series E, 6.500%, 2/15/04

             The City of New York, New York, General Obligation Bonds,
             Fiscal 1996 Series G:
       3,000   5.700%, 2/01/03                                               No Opt. Call         A       3,079,650
         500   5.750%, 2/01/06                                               No Opt. Call         A         540,895

       2,800 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       3,105,760
              Fiscal 1996 Series I, 6.500%, 3/15/06

       3,000 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       3,173,580
              Fiscal 1997 Series H, 5.400%, 8/01/04

       2,805 The City of New York, New York, General Obligation Bonds,       No Opt. Call         A       2,999,835
              Fiscal 1997 Series I, 5.625%, 4/15/05

       5,000 Dormitory Authority of the State of New York, State             No Opt. Call       AA-       5,638,600
              University Educational Facilities Revenue Bonds, Series
              1993A, 5.875%, 5/15/11

       2,000 Dormitory Authority of the State of New York, State             No Opt. Call       AA-       2,203,840
              University Educational Facilities Revenue Bonds, Series
              1995A, 6.500%, 5/15/05

       1,000 Dormitory Authority of the State of New York, Revenue Bonds   7/06 at 102.00       Ba3         905,810
              (NYACK Hospital), Series 1996, 6.000%, 7/01/06

       3,315 Dormitory Authority of the State of New York, City              No Opt. Call       AA-       3,556,564
              University System Consolidated Third General Resolution
              Bonds, 1996 Series 2, 6.000%, 7/01/04

             Dormitory Authority of the State of New York, State
             University Educational Facilities Revenue Bonds, Series
             1990B:
       1,805   7.500%, 5/15/11                                               No Opt. Call    AA-***       2,258,362
       3,750   7.500%, 5/15/11                                               No Opt. Call       AA-       4,485,825

       5,000 New York State Housing Finance Agency, New York City,           No Opt. Call         A       5,300,650
              Health Facilities Revenue Bonds, 1996 Series A Refunding,
              5.875%, 5/01/04

       1,265 New York State Urban Development Corporation, Project           No Opt. Call       AA-       1,368,464
              Revenue Bonds (Center for Industrial Innovation),
              Refunding Series 1995, 6.250%, 1/01/05

       3,700 The Port Authority of New York and New Jersey, Special          No Opt. Call       N/R       3,931,398
              Project Bonds (KIAC Partners Project), Series 4, 7.000%,
              10/01/07 (Alternative Minimum Tax)

       3,035 The Port Authority of New York and New Jersey, Special          No Opt. Call       AAA       3,308,818
              Project Bonds (JFK International Air Terminal LLC
              Project), Series 6, 6.000%, 12/01/05 (Alternative Minimum
              Tax)

       1,320 Industrial Development Agency, Suffolk County, New York,        No Opt. Call       N/R       1,313,466
              Industrial Development Revenue Bonds (Nissequogue Cogen
              Partners Facility), Series 1998, 4.875%, 1/01/08
              (Alternative Minimum Tax)

      12,265 Industrial Development Agency, Suffolk County, New York,        No Opt. Call       AAA      13,755,933
              Solid Waste Disposal Facility Revenue Bonds (Ogden Martin
              Systems of Huntington Limited Partnership Resource
              Recovery Facility), Series 1999, 5.950%, 10/01/09
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------
             North Carolina - 1.0%

       5,475 North Carolina Municipal Power Agency No. 1, Catawba          1/03 at 102.00      BBB+       5,663,997
              Electric Revenue Bonds, Series 1992, 6.000%, 1/01/05

----
51

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2002

   Principal                                                                Optional Call                    Market
Amount (000) Description                                                      Provisions* Ratings**           Value
-------------------------------------------------------------------------------------------------------------------
             Ohio - 4.1%

    $  3,745 Akron, Bath and Copley Joint Township Hospital District,        No Opt. Call      Baa1 $     3,709,760
              Ohio, Hospital Facilities Revenue Bonds (Summa Health
              System Project), Series 1998A, 5.000%, 11/15/08

             Cleveland-Cuyahoga County Port Authority, Subordinate
             Refunding Revenue Bonds (Rock and Roll Hall of Fame and
             Museum Project), Series 1997:
       1,000   5.100%, 12/01/02                                              No Opt. Call       N/R       1,012,490
         750   5.350%, 12/01/04                                              No Opt. Call       N/R         781,523
         335   5.600%, 12/01/06                                              No Opt. Call       N/R         350,738

         735 Cuyahoga County, Ohio, Hospital Revenue Bonds (Meridia          No Opt. Call       AAA         744,357
              Health System), Series 1995, 5.950%, 8/15/02

       1,140 Erie County, Ohio, Hospital Facilities Revenue Bonds            No Opt. Call         A       1,202,233
              (Firelands Regional Medical Center), Series 2002A, 5.500%,
              8/15/11 (WI, settling 5/22/02)

         845 Erie County, Ohio, Hospital Facilities Revenue Bonds            No Opt. Call         A         887,977
              (Firelands Regional Medical Center), Series 2002A, 5.500%,
              8/15/12 (WI, settling 5/22/02)

             Lucas County, Ohio, Hospital Facilities Revenue Bonds
             (Flower Hospital), Series 1993:
         790   5.900%, 12/01/02                                              No Opt. Call    N/R***         808,763
         435   6.000%, 12/01/03                                              No Opt. Call    N/R***         458,486

       1,000 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call      BBB+       1,052,770
              and Improvement Bonds (Upper Valley Medical Center),
              Series 1996C, 6.000%, 5/15/06

       5,610 Montgomery County, Ohio, Revenue Bonds (Catholic Health       9/11 at 100.00       AA-       5,965,281
              Initiatives), Series 2001, 5.500%, 9/01/12

             Sandusky County, Ohio, Hospital Facilities Revenue
             Refunding Bonds (Memorial Hospital), Series 1998:
       1,375   4.700%, 1/01/03                                               No Opt. Call      BBB-       1,381,944
       1,460   4.800%, 1/01/04                                               No Opt. Call      BBB-       1,476,250
       1,030   4.900%, 1/01/05                                               No Opt. Call      BBB-       1,041,742
         830   5.000%, 1/01/06                                               No Opt. Call      BBB-         836,026
         450   5.050%, 1/01/07                                               No Opt. Call      BBB-         451,823
         720   5.100%, 1/01/09                                             1/08 at 102.00      BBB-         709,956
-------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.4%

       3,120 Oklahoma Industries Authority, Hospital Revenue Bonds           No Opt. Call       BBB       3,162,120
              (Deaconess Health Care Corporation Project), Series 1997A,
              5.250%, 10/01/07

       5,000 Trustees of the Tulsa Municipal Airport Trust, Oklahoma,     12/06 at 100.00        BB       4,590,050
              Revenue Bonds (American Airlines, Inc.), Refunding Series
              2001A, 5.375%, 12/01/35 (Mandatory put 12/01/06)
-------------------------------------------------------------------------------------------------------------------
             Oregon - 1.1%

       5,910 State of Oregon Department of Administrative Services,          No Opt. Call       AAA       6,320,863
              Certificates of Participation, 2002 Series B Refunding,
              5.000%, 5/01/08
-------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 3.4%

       2,000 Allegheny County Airport Authority, Pennsylvania, Airport       No Opt. Call       AAA       2,146,440
              Revenue Refunding Bonds (Pittsburgh International
              Airport), Series 1999, 5.625%, 1/01/10 (Alternative
              Minimum Tax)

       2,865 Delaware County Authority, Pennsylvania, Health Facilities   11/05 at 100.00       Aaa       3,087,381
              Revenue Bonds (Mercy Health Corporation of Southeastern
              Pennsylvania Obligated Group), Series 1993A, 6.000%,
              11/15/07 (Pre-refunded to 11/15/05)

             Industrial Development Authority, Delaware County,
             Pennsylvania, Refunding Revenue Bonds (Resource Recovery
             Facility), 1997 Series A:
       4,000   6.000%, 1/01/03                                               No Opt. Call       BBB       4,040,280
       4,000   6.500%, 1/01/08                                               No Opt. Call       BBB       4,255,160

         865 Redevelopment Authority of the City of Philadelphia,            No Opt. Call       N/R         836,239
              Pennsylvania, Multifamily Housing Mortgage Revenue Bonds
              (Cricket Court Commons Project), Series 1998A, 5.600%,
              4/01/08 (Alternative Minimum Tax)

             Philadelphia Hospitals and Higher Education Facilities
             Authority, Pennsylvania, Hospital Revenue Refunding Bonds
             (Pennsylvania Hospital), Series 1996:
       2,020   6.050%, 7/01/04                                               No Opt. Call   BBB+***       2,164,006
       2,000   6.150%, 7/01/05                                               No Opt. Call   BBB+***       2,185,540

         500 Industrial Development Authority, Westmoreland County,          No Opt. Call        B1         499,295
              Pennsylvania, Hospital Revenue Bonds (Citizens General
              Hospital), Series 1998, 4.750%, 7/01/03

----
52

   Principal                                                               Optional Call                    Market
Amount (000) Description                                                     Provisions* Ratings**           Value
------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.7%

    $  3,875 Rhode Island Housing and Mortgage Finance Corporation,         No Opt. Call       AAA $     3,970,286
              Multifamily Housing Bonds, 1995 Series A, 5.350%, 7/01/03
------------------------------------------------------------------------------------------------------------------
             South Carolina - 1.4%

       7,215 Greenville County School District, South Carolina,             No Opt. Call       AA-       7,704,971
              Installment Purchase Revenue Bonds, Series 2002, 5.250%,
              12/01/09
------------------------------------------------------------------------------------------------------------------
             South Dakota - 0.9%

       5,000 South Dakota Health and Educational Facilities Authority,      No Opt. Call        A+       5,032,500
              Variable Rate Demand Revenue Bonds (Sioux Valley Hospitals
              and Health System), Series 2001C, 4.850%, 11/01/19
              (Mandatory put 5/01/06)
------------------------------------------------------------------------------------------------------------------
             Tennessee - 1.3%

             The Health and Educational Facilities Board of the
             Metropolitan Government of Nashville and Davidson County,
             Tennessee, Revenue Refunding Bonds (The Blakeford at Green
             Hills), Series 1998:
         400  5.150%, 7/01/05                                             7/03 at 102.00       N/R         399,752
         400  5.250%, 7/01/06                                             7/03 at 102.00       N/R         397,388
         500  5.300%, 7/01/07                                             7/03 at 102.00       N/R         492,865
         500  5.350%, 7/01/08                                             7/03 at 102.00       N/R         487,415
         500  5.400%, 7/01/09                                             7/03 at 102.00       N/R         482,400

             The Health, Educational and Housing Facilities Board of
             Sullivan County, Tennessee (Wellmont Health System
             Project), Hospital Revenue Bonds, Series 2002:
       1,645  5.750%, 9/01/08                                               No Opt. Call      BBB+       1,725,276
       1,740  6.125%, 9/01/09                                               No Opt. Call      BBB+       1,853,900
       1,350  6.250%, 9/01/10                                               No Opt. Call      BBB+       1,449,981
------------------------------------------------------------------------------------------------------------------
             Texas - 6.6%

       3,835 City of Austin, Texas, Electric Utility System Revenue         No Opt. Call       AAA       4,122,050
              Bonds, Refunding Series 2002, 5.000%, 11/15/07

      10,000 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call      BBB+      10,050,800
              Refunding Bonds (TXU Electric Company Project), Series
              2001C, 5.750%, 5/01/36 (Mandatory put 11/01/11)

       5,000 Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call      BBB+       5,073,800
              Refunding Bonds (TXU Electric Company Project), Series
              2001A, 4.950%, 10/01/30 (Mandatory put 4/01/04)

       3,050 City of Houston, Texas, Airport System Subordinate Lien        No Opt. Call       AAA       3,149,949
              Revenue Bonds, Refunding Series 2001A, 5.000%, 7/01/10
              (Alternative Minimum Tax)

       2,145 Laredo Independent School District, Webb County, Texas,        No Opt. Call       AAA       2,281,186
              General Obligation Bonds, Refunding Series 2001, 5.000%,
              8/01/10

       2,000 Matagorda County Navigation District No. One, Texas,           No Opt. Call      Baa1       2,025,600
              Revenue Refunding Bonds (Reliant Energy, Inc. Project),
              Series 1999C, 5.200%, 5/01/29 (Mandatory put 11/01/02)

         465 North Central Texas Health Facilities Development              No Opt. Call      BBB-         467,413
              Corporation, Health Facilities Development Revenue Bonds
              (C.C. Young Memorial Home Project), Series 1996, 5.700%,
              2/15/03

       2,805 Health Facilities Development Corporation, Tom Green           No Opt. Call      Baa3       2,903,147
              County, Texas, Hospital Revenue Bonds (Shannon Health
              System Project), Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas, Pollution Control Revenue    No Opt. Call      Baa1       4,017,600
              Refunding Bonds (TXU Electric Company Project), Series
              2001A, 5.000%, 5/01/27 (Alternative Minimum Tax)
              (Mandatory put 11/01/06)

             Tyler Health Facilities Development Corporation, Texas,
             Hospital Revenue Bonds (Mother Frances Hospital Regional
             HealthCare Center Project), Series 1997A:
       1,650  5.125%, 7/01/05                                             7/02 at 100.00      Baa1       1,650,759
       1,100  5.200%, 7/01/06                                             7/02 at 100.00      Baa1       1,100,121
------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 1.5%

       6,000 Virgin Islands Public Finance Authority, Revenue Bonds         No Opt. Call      BBB-       6,298,140
              (Virgin Islands Gross Receipts Tax Loan Note), Series
              1999A, 5.625%, 10/01/10

       2,070 Virgin Islands Water and Power Authority, Electric System      No Opt. Call       N/R       2,166,317
              Revenue and Refunding Bonds, Series 1998, 5.250%, 7/01/06

----
53

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2002

    Principal
Amount/Shares                                                                Optional Call                    Market
        (000) Description                                                      Provisions* Ratings**           Value
--------------------------------------------------------------------------------------------------------------------
              Virginia - 1.0%

     $  2,500 Industrial Development Authority, Louisa, Virginia, Solid       No Opt. Call        A3 $     2,483,650
               Waste and Sewage Disposal Revenue Bonds (Virginia Electric
               and Power Company Projects), Series 2001A, 3.400%, 3/01/31
               (Alternative Minimum Tax) (Mandatory put 3/01/04)

        2,850 Newport News Redevelopment and Housing Authority, Virginia,   5/05 at 102.00       AAA       2,917,346
               Multifamily Housing Revenue Bonds (Fredericksburg-Oxford
               Project), Series 1997A, 5.550%, 5/01/27 (Mandatory put
               5/01/07)
--------------------------------------------------------------------------------------------------------------------
              Washington - 2.2%

        2,000 The City of Seattle, Washington, Municipal Light and Power   10/09 at 101.00       Aa3       2,217,100
               Revenue Bonds, Series 1999, 6.000%, 10/01/11

        4,160 The City of Seattle, Washington, Solid Waste Revenue            No Opt. Call       AAA       4,539,766
               Refunding Bonds, Series 1999, 5.500%, 8/01/07

        1,670 Washington Healthcare Facilities Authority, Seattle,            No Opt. Call       AAA       1,700,745
               Revenue Bonds (The Children's Hospital and Medical
               Center), Series 1992, 6.000%, 10/01/02

        3,500 Washington Public Power Supply System, Nuclear Project No.      No Opt. Call       AAA       3,970,855
               2 Refunding Revenue Bonds, Series 1997A, 6.000%, 7/01/09
--------------------------------------------------------------------------------------------------------------------
              Wisconsin - 2.5%

        8,600 State of Wisconsin, General Obligation Bonds, Series 1992A,     No Opt. Call        AA       9,665,023
               6.250%, 5/01/07

              Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds (Froedert & Community Health Obligated
              Group), Series 2001:
        1,000   5.625%, 10/01/10                                              No Opt. Call        A+       1,059,030
        1,100   5.625%, 10/01/11                                              No Opt. Call        A+       1,159,970

              Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds (Marshfield Clinic), Series 2001B:
          600   6.250%, 2/15/09                                               No Opt. Call      BBB+         635,430
        1,250   6.500%, 2/15/12                                               No Opt. Call      BBB+       1,348,933
--------------------------------------------------------------------------------------------------------------------
     $521,027 Total Investments (cost $527,134,774) - 96.8%                                              539,053,075
-------------
--------------------------------------------------------------------------------------------------------------------
-------------
              SHORT-TERM INVESTMENTS - 2.0%

     $ 11,000 Merrill Lynch Institutional Tax-Exempt Money Market Fund,                                   11,000,000
               1.560%
--------------------------------------------------------------------------------------------------------------------
-------------
              Other Assets Less Liabilities - 1.2%                                                         6,905,528
              -----------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                      $   556,958,603
              -----------------------------------------------------------------------------------------------------

           * Optional Call Provisions (not covered by the report of independent accountants): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
           ** Ratings (not covered by the report of independent accountants):
              Using the higher of Standard & Poor's or Moody's rating.
          *** Securities are backed by an escrow or trust containing sufficient
              U.S. Government or U.S. Government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
          N/R Investment is not rated.
          (WI)Security purchased on a when-issued basis.


                                See accompanying notes to financial statements.

----
54

Statement of Assets and Liabilities
April 30, 2002

                                                                                                                     Intermediate
                                                                           High Yield   All-American       Insured       Duration
----------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                     $82,698,019   $342,285,523  $842,491,197  $2,801,855,214
Temporary investments in short-term securities, at amortized cost, which
 approximates market value                                                        --             --            --      51,630,000
Cash                                                                         602,453        453,300            --              --
Receivables:
  Interest                                                                 1,767,477      6,324,821    15,287,982      50,296,838
  Investments sold                                                            10,000        575,000       540,521      20,975,977
  Shares sold                                                              1,040,181        307,838       261,696       1,040,173
Other assets                                                                     127          5,316        28,335          82,484
----------------------------------------------------------------------------------------------------------------------------------
    Total assets                                                          86,118,257    349,951,798   858,609,731   2,925,880,686
----------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                    --             --       313,137      44,316,558
Payables:
  Investments purchased                                                    2,504,167             --     6,362,400      10,376,440
  Shares redeemed                                                            183,883        346,422       908,781       1,565,728
Accrued expenses:
  Management fees                                                             39,687        140,395       330,091       1,049,093
  12b-1 distribution and service fees                                         35,015        114,152        60,243          73,704
  Other                                                                       37,374        135,377       416,204       1,160,958
Dividends payable                                                            134,962        487,415     2,254,094       8,426,370
----------------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                      2,935,088      1,223,761    10,644,950      66,968,851
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $83,183,169   $348,728,037  $847,964,781  $2,858,911,835
----------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $33,911,065   $232,259,985  $142,344,930  $  258,363,367
Shares outstanding                                                         1,705,376     21,436,265    13,209,676      27,873,187
Net asset value and redemption price per share                           $     19.88   $      10.83  $      10.78  $         9.27
Offering price per share (net asset value per share plus maximum sales   $     20.75
 charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                                       $      11.30  $      11.25  $         9.56
----------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                               $28,690,986   $ 43,402,482  $ 30,528,522  $   18,836,752
Shares outstanding                                                         1,444,244      4,002,221     2,832,245       2,031,117
Net asset value, offering and redemption price per share                 $     19.87   $      10.84  $      10.78  $         9.27
----------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $13,485,446   $ 68,616,794  $ 21,871,289  $   31,689,933
Shares outstanding                                                           678,276      6,339,704     2,046,218       3,418,417
Net asset value, offering and redemption price per share                 $     19.88   $      10.82  $      10.69  $         9.27
----------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $ 7,095,672   $  4,448,776  $653,220,040  $2,550,021,783
Shares outstanding                                                           356,665        410,011    60,816,365     274,828,550
Net asset value, offering and redemption price per share                 $     19.89   $      10.85  $      10.74  $         9.28
----------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
Capital paid-in                                                          $80,743,482   $346,075,682  $805,744,918  $2,692,450,283
Undistributed net investment income                                          464,310        862,872       802,375      19,557,516
Accumulated net realized gain (loss) from investment transactions           (218,320)    (9,959,846)  (11,542,660)      4,625,372
Net unrealized appreciation of investments                                 2,193,697     11,749,329    52,960,148     142,278,664
----------------------------------------------------------------------------------------------------------------------------------
Net assets                                                               $83,183,169   $348,728,037  $847,964,781  $2,858,911,835
----------------------------------------------------------------------------------------------------------------------------------

                                                                          Limited Term
--------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value                     $539,053,075
Temporary investments in short-term securities, at amortized cost, which
 approximates market value                                                 11,000,000
Cash                                                                        1,097,366
Receivables:
  Interest                                                                  8,896,877
  Investments sold                                                            505,000
  Shares sold                                                               3,604,322
Other assets                                                                   22,492
--------------------------------------------------------------------------------------
    Total assets                                                          564,179,132
--------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                     --
Payables:
  Investments purchased                                                     5,390,380
  Shares redeemed                                                             314,623
Accrued expenses:
  Management fees                                                             194,488
  12b-1 distribution and service fees                                         130,916
  Other                                                                       169,337
Dividends payable                                                           1,020,785
--------------------------------------------------------------------------------------
    Total liabilities                                                       7,220,529
--------------------------------------------------------------------------------------
Net assets                                                               $556,958,603
--------------------------------------------------------------------------------------
Class A Shares
Net assets                                                               $405,541,935
Shares outstanding                                                         37,833,154
Net asset value and redemption price per share                           $      10.72
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%, respectively, of
 offering price)                                                         $      10.99
--------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                        N/A
Shares outstanding                                                                N/A
Net asset value, offering and redemption price per share                          N/A
--------------------------------------------------------------------------------------
Class C Shares
Net assets                                                               $148,197,838
Shares outstanding                                                         13,848,867
Net asset value, offering and redemption price per share                 $      10.70
--------------------------------------------------------------------------------------
Class R Shares
Net assets                                                               $  3,218,830
Shares outstanding                                                            301,363
Net asset value, offering and redemption price per share                 $      10.68
--------------------------------------------------------------------------------------

Net Assets Consist of:
Capital paid-in                                                          $552,427,106
Undistributed net investment income                                           139,230
Accumulated net realized gain (loss) from investment transactions          (7,526,034)
Net unrealized appreciation of investments                                 11,918,301
--------------------------------------------------------------------------------------
Net assets                                                               $556,958,603
--------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
55

Statement of Operations
Year Ended April 30, 2002


                                                                                         Intermediate      Limited
                                                 High Yield  All-American       Insured      Duration         Term
------------------------------------------------------------------------------------------------------------------
Investment Income                               $4,547,758    $22,473,591  $47,860,747  $158,891,315  $25,426,268
------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                    347,574      1,767,521    3,989,762    12,738,497    2,122,983
12b-1 service fees - Class A                        48,728        495,737      269,299       432,606      767,870
12b-1 distribution and service fees - Class B      183,332        393,814      267,061       150,020          N/A
12b-1 distribution and service fees - Class C       67,939        519,642      148,242       186,725      567,770
Shareholders' servicing agent fees and expenses     27,891        216,835      894,035     2,731,887      265,630
Custodian's fees and expenses                       41,129         99,331      235,534       739,183      116,396
Trustees' fees and expenses                          1,000          8,226       20,101        54,440       10,943
Professional fees                                   33,487         16,760       34,368        78,053       19,776
Shareholders' reports - printing and mailing
 expenses                                            4,947         29,602       87,058       322,290       33,384
Federal and state registration fees                 58,185         53,114       69,573        75,991       74,242
Portfolio insurance expense                             --             --       15,141            --           --
Other expenses                                       2,240         13,777       32,133       118,726       14,682
------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit         816,452      3,614,359    6,062,307    17,628,418    3,993,676
  Custodian fee credit                              (8,051)       (21,805)     (44,983)     (107,412)     (51,877)
------------------------------------------------------------------------------------------------------------------
Net expenses                                       808,401      3,592,554    6,017,324    17,521,006    3,941,799
------------------------------------------------------------------------------------------------------------------
Net investment income                            3,739,357     18,881,037   41,843,423   141,370,309   21,484,469
------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss) from
 Investments
Net realized gain (loss) from investment
 transactions                                      (97,977)     2,390,336    2,174,640     6,947,352     (331,981)
Net change in unrealized appreciation or
 depreciation of investments                     1,941,214      1,747,790    2,863,113     8,973,688    4,194,839
------------------------------------------------------------------------------------------------------------------
Net gain from investments                        1,843,237.     4,138,126    5,037,753    15,921,040    3,862,858
------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations      $5,582,594    $23,019,163  $46,881,176  $157,291,349  $25,347,327
------------------------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.


                                See accompanying notes to financial statements.

----
56

Statement of Changes in Net Assets



                                                                              High Yield                 All-American
                                                                       ------------------------  ---------------------------
                                                                         Year Ended   Year Ended     Year Ended    Year Ended
                                                                            4/30/02      4/30/01        4/30/02       4/30/01
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 3,739,357  $ 1,321,579  $  18,881,037  $ 18,595,606
Net realized gain (loss) from investment transactions                      (97,977)      14,438      2,390,336    (3,176,277)
Net change in unrealized appreciation or depreciation of investments     1,941,214      497,897      1,747,790    15,745,844
-----------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               5,582,594    1,833,914     23,019,163    31,165,173
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (1,498,609)    (555,963)   (12,980,776)  (13,602,276)
  Class B                                                               (1,045,497)    (333,959)    (1,840,042)   (1,587,506)
  Class C                                                                 (508,439)    (163,004)    (3,210,485)   (3,160,126)
  Class R                                                                 (329,798)    (276,803)      (194,452)     (189,817)
From accumulated net realized gains from investment transactions:
  Class A                                                                       --           --             --            --
  Class B                                                                       --           --             --            --
  Class C                                                                       --           --             --            --
  Class R                                                                       --           --             --            --
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (3,382,343)  (1,329,729)   (18,225,755)  (18,539,725)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of Intermediate           --           --             --            --
Net proceeds from sale of shares                                        54,589,745   23,337,081     86,548,863    63,308,113
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                           1,082,867      413,080      5,595,433     5,456,082
-----------------------------------------------------------------------------------------------------------------------------
                                                                        55,672,612   23,750,161     92,144,296    68,764,195
Cost of shares redeemed                                                 (8,066,367)  (5,578,076)  (102,618,370)  (89,208,995)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      47,606,245   18,172,085    (10,474,074)  (20,444,800)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   49,806,496   18,676,270     (5,680,666)   (7,819,352)
Net assets at the beginning of year                                     33,376,673   14,700,403    354,408,703   362,228,055
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $83,183,169  $33,376,673  $ 348,728,037  $354,408,703
-----------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year      $   464,310  $    35,080  $     862,872  $     59,826
-----------------------------------------------------------------------------------------------------------------------------


                                See accompanying notes to financial statements.

----
57

                                                                                 Insured
                                                                       --------------------------
                                                                          Year Ended     Year Ended
                                                                             4/30/02        4/30/01
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $ 41,843,423   $ 41,281,329
Net realized gain (loss) from investment transactions                     2,174,640         11,109
Net change in unrealized appreciation or depreciation of investments      2,863,113     27,078,489
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                               46,881,176     68,370,927
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                (6,680,559)    (5,804,812)
  Class B                                                                (1,178,832)      (860,580)
  Class C                                                                  (860,461)      (550,823)
  Class R                                                               (33,685,255)   (33,867,404)
From accumulated net realized gains from investment transactions:
  Class A                                                                        --             --
  Class B                                                                        --             --
  Class C                                                                        --             --
  Class R                                                                        --             --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (42,405,107)   (41,083,619)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of Intermediate            --             --
Net proceeds from sale of shares                                        115,636,044     62,219,252
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                           26,854,295.    25,968,488
----------------------------------------------------------------------------------------------------
                                                                        142,490,339     88,187,740
Cost of shares redeemed                                                 (99,479,664)   (89,622,921)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       43,010,675     (1,435,181)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                    47,486,744     25,852,127
Net assets at the beginning of year                                     800,478,037    774,625,910
----------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $847,964,781   $800,478,037
----------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year      $    802,375   $    557,960
----------------------------------------------------------------------------------------------------

                                                                            Intermediate Duration
                                                                       ------------------------------
                                                                            Year Ended      Year Ended
                                                                               4/30/02         4/30/01
------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                  $  141,370,309  $  137,675,582
Net realized gain (loss) from investment transactions                       6,947,352       5,454,250
Net change in unrealized appreciation or depreciation of investments        8,973,688      94,510,762
------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                157,291,349     237,640,594
------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (10,389,583)     (7,360,232)
  Class B                                                                    (636,560)       (524,715)
  Class C                                                                  (1,048,401)       (552,818)
  Class R                                                                (128,797,855)   (130,991,517)
From accumulated net realized gains from investment transactions:
  Class A                                                                    (322,980)       (201,510)
  Class B                                                                     (23,332)        (14,873)
  Class C                                                                     (40,121)        (21,001)
  Class R                                                                  (3,800,250)     (3,044,661)
------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                (145,059,082)   (142,711,327)
------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of Intermediate              --      54,282,203
Net proceeds from sale of shares                                          227,247,379     132,267,647
Net proceeds from shares issued to shareholders due to reinvestment of
 distributions                                                            105,112,525     105,244,639
------------------------------------------------------------------------------------------------------
                                                                          332,359,904     291,794,489
Cost of shares redeemed                                                  (240,119,558)   (262,644,765)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions         92,240,346      29,149,724
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                     104,472,613     124,078,991
Net assets at the beginning of year                                     2,754,439,222   2,630,360,231
------------------------------------------------------------------------------------------------------
Net assets at the end of year                                          $2,858,911,835  $2,754,439,222
------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year      $   19,557,516  $      889,571
------------------------------------------------------------------------------------------------------




                                See accompanying notes to financial statements.

----
58

                                                                                            Limited Term
                                                                                     --------------------------
                                                                                        Year Ended    Year Ended
                                                                                           4/30/02       4/30/01
----------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                                $ 21,484,469  $ 20,133,596
Net realized gain (loss) from investment transactions                                    (331,981)   (1,133,431)
Net change in unrealized appreciation or depreciation of investments                    4,194,839    12,800,823
----------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                             25,347,327    31,800,988
----------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                             (17,506,239)  (17,092,866)
  Class B                                                                                     N/A           N/A
  Class C                                                                              (4,320,166)   (3,197,008)
  Class R                                                                                 (74,398)      (18,503)
From accumulated net realized gains from investment transactions:
  Class A                                                                                      --            --
  Class B                                                                                     N/A           N/A
  Class C                                                                                      --            --
  Class R                                                                                      --            --
----------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                             (21,900,803)  (20,308,377)
----------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from shares issued in the reorganization of Intermediate                          --            --
Net proceeds from sale of shares                                                      174,543,071    47,376,801
Net proceeds from shares issued to shareholders due to reinvestment of distributions   11,080,435    10,088,933
----------------------------------------------------------------------------------------------------------------
                                                                                      185,623,506    57,465,734
Cost of shares redeemed                                                               (67,354,551)  (94,086,622)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions                    118,268,955   (36,620,888)
----------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                                 121,715,479   (25,128,277)
Net assets at the beginning of year                                                   435,243,124   460,371,401
----------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                                        $556,958,603  $435,243,124
----------------------------------------------------------------------------------------------------------------
Balance of undistributed net investment income at the end of year                    $    139,230  $    533,055
----------------------------------------------------------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
59

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end, investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on October 27, 2000, Intermediate Duration acquired all of the net assets of Nuveen Intermediate Municipal Bond Fund ("Intermediate") pursuant to a plan of reorganization previously approved by the shareholders of Intermediate. The acquisition was accomplished by a tax-free exchange of Class A, C and R Shares of Intermediate Duration for the outstanding Class A, C and R Shares of Intermediate on October 27, 2000. Intermediate's net assets of $54,282,203 at that date included $75,643 of net unrealized depreciation which was combined with that of Intermediate Duration. The combined net assets of Intermediate Duration immediately after the acquisition were $2,715,429,004.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds and may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Funds may establish a fair value for the security. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2002, High Yield, Insured, Intermediate Duration and Limited Term had outstanding when-issued purchase commitments of $2,504,167, $6,362,400, $10,376,440 and $5,390,380, respectively. There were no such outstanding purchase commitments in All-American.

Investment Income
Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities for financial reporting purposes.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2002, have been designated Exempt Interest Dividends.

----
60

Insurance
Insured Municipal Bond invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended April 30, 2002, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are marked to market daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of a fixed rate security since the interest rate is dependent on the general level of interest rates as well as the short-term interest paid on the floating rate security. High Yield, Intermediate Duration and Limited Term did not invest in any such securities during the fiscal year ended April 30, 2002.

Expense Allocation
Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Change in Accounting Policy
As required, effective May 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began accreting taxable market discounts on debt securities. Prior to May 1, 2001, the Funds did not accrete taxable market discounts on debt securities until they were sold. The cumulative effect of this accounting change had no impact on the total net assets or the net assest values of the Funds, but resulted in an increase in the cost of securities and a corresponding decrease in unrealized appreciation, based on securities held by the Funds on May 1, 2001, as follows:

                     High     All-          Intermediate Limited
                    Yield American  Insured     Duration    Term
                ------------------------------------------------
                  $72,216 $147,764 $806,099  $18,170,035 $22,509
                ------------------------------------------------

The Statements of Changes in Net Assets and Financial Highlights for the prior periods have not been restated to reflect this change in presentation.

----
61

The effect of this change for the fiscal year ended April 30, 2002, was to increase investment income with a corresponding decrease in net unrealized appreciation as follows:

                     High     All-          Intermediate Limited
                    Yield American  Insured     Duration    Term
               -------------------------------------------------
                 $285,398  $93,766 $153,380   $3,017,260 $30,242
               -------------------------------------------------

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                          High Yield
                                                     ---------------------------------------------------
                                                             Year Ended                Year Ended
                                                              4/30/02                    4/30/01
                                                     -------------------------  ------------------------
                                                          Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             1,110,695    $21,821,148     568,138   $10,619,599
  Class B                                               950,251     18,672,628     469,421     8,759,970
  Class C                                               496,060      9,752,170     172,370     3,227,226
  Class R                                               220,559      4,343,799      39,312       730,286
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                18,493        363,059       7,996       149,498
  Class B                                                19,160        375,795       7,400       138,376
  Class C                                                 7,443        146,305       2,699        50,420
  Class R                                                10,049        197,708       4,003        74,786
---------------------------------------------------------------------------------------------------------
                                                      2,832,710     55,672,612   1,271,339    23,750,161
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                              (210,934)    (4,115,884)    (73,436)   (1,378,842)
  Class B                                              (104,544)    (2,058,630)    (30,148)     (561,635)
  Class C                                               (72,250)    (1,418,716)    (19,191)     (358,300)
  Class R                                               (24,133)      (473,137)   (175,216)   (3,279,299)
---------------------------------------------------------------------------------------------------------
                                                       (411,861)    (8,066,367)   (297,991)   (5,578,076)
---------------------------------------------------------------------------------------------------------
Net increase                                          2,420,849    $47,606,245     973,348   $18,172,085
---------------------------------------------------------------------------------------------------------

                                                                         All-American
                                                     ---------------------------------------------------
                                                             Year Ended                Year Ended
                                                              4/30/02                    4/30/01
                                                     -------------------------  ------------------------
                                                          Shares         Amount      Shares        Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             5,605,560  $  60,791,456   3,655,427  $ 38,654,175
  Class B                                               958,107     10,419,155     779,577     8,254,658
  Class C                                             1,194,594     12,959,316   1,313,938    13,917,035
  Class R                                               217,648      2,378,936     237,175     2,482,245
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               356,558      3,876,978     372,960     3,940,751
  Class B                                                64,724        704,259      49,575       524,530
  Class C                                                82,048        891,017      82,984       876,078
  Class R                                                11,341        123,179      10,808       114,723
---------------------------------------------------------------------------------------------------------
                                                      8,490,580     92,144,296   6,502,444    68,764,195
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (7,554,456)   (82,317,174) (6,067,491)  (64,167,224)
  Class B                                              (509,966)    (5,531,950)   (486,878)   (5,134,495)
  Class C                                            (1,301,240)   (14,159,548) (1,582,384)  (16,612,828)
  Class R                                               (56,628)      (609,698)   (311,264)   (3,294,448)
---------------------------------------------------------------------------------------------------------
                                                     (9,422,290)  (102,618,370) (8,448,017)  (89,208,995)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                                (931,710) $ (10,474,074) (1,945,573) $(20,444,800)
---------------------------------------------------------------------------------------------------------

----
62

                                                                             Insured
                                                     -------------------------------------------------------
                                                             Year Ended                         Year Ended
                                                               4/30/02                           4/30/01
                                                     --------------------------        ---------------------------
                                                           Shares            Amount          Shares          Amount
-------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                              5,124,802     $  55,576,262       2,172,087  $   23,079,628
  Class B                                                932,501        10,123,080         929,492       9,914,876
  Class C                                              1,249,584        13,405,417         572,155       6,060,273
  Class R                                              3,374,205        36,531,285       2,198,847      23,164,475
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                347,487         3,770,064         307,534       3,259,167
  Class B                                                 45,631           494,957          35,125         372,633
  Class C                                                 37,967           408,591          29,376         308,971
  Class R                                              2,051,840        22,180,683       2,086,476      22,027,717
-------------------------------------------------------------------------------------------------------------------
                                                      13,164,017       142,490,339       8,331,092      88,187,740
-------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (3,527,528)      (38,315,381)     (1,821,186)    (19,247,714)
  Class B                                               (400,140)       (4,330,628)       (356,597)     (3,781,295)
  Class C                                               (639,705)       (6,876,538)       (274,712)     (2,878,498)
  Class R                                             (4,619,596)      (49,957,117)     (6,057,093)    (63,715,414)
-------------------------------------------------------------------------------------------------------------------
                                                      (9,186,969)      (99,479,664)     (8,509,588)    (89,622,921)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                3,977,048     $  43,010,675        (178,496) $   (1,435,181)
-------------------------------------------------------------------------------------------------------------------

                                                                      Intermediate Duration
                                                     -------------------------------------------------------
                                                             Year ended                         Year Ended
                                                               4/30/02                           4/30/01
                                                     --------------------------        ---------------------------
                                                           Shares            Amount          Shares          Amount
-------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Intermediate:
  Class A                                                     --     $          --       4,771,218   $  43,524,282
  Class C                                                     --                --       1,104,409      10,073,465
  Class R                                                     --                --          74,987         684,456
Shares sold:
  Class A                                             11,230,732.      104,565,722       6,583,302      60,567,689
  Class B                                                823,168.        7,675,013         323,072       2,960,907
  Class C                                              1,643,382.       15,351,149         339,425       3,113,992
  Class R                                             10,686,499.       99,655,495       7,237,462      65,625,059
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                                622,545.        5,808,028         502,745       4,597,113
  Class B                                                 32,252.          300,902          28,296         258,553
  Class C                                                 46,038.          429,262          27,032         247,902
  Class R                                             10,555,532.       98,574,333      10,957,125     100,141,071
-------------------------------------------------------------------------------------------------------------------
                                                      35,640,148.      332,359,904      31,949,073     291,794,489
-------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             (4,789,441)      (44,669,320)     (4,141,153)    (37,927,874)
  Class B                                               (223,133)       (2,080,627)       (249,932)     (2,279,925)
  Class C                                               (267,926)       (2,495,118)       (251,512)     (2,303,882)
  Class R                                            (20,461,659)     (190,874,493)    (24,153,706)   (220,133,084)
-------------------------------------------------------------------------------------------------------------------
                                                     (25,742,159)     (240,119,558)    (28,796,303)   (262,644,765)
-------------------------------------------------------------------------------------------------------------------
Net increase                                           9,897,989...  $  92,240,346       3,152,770  $   29,149,724
-------------------------------------------------------------------------------------------------------------------

----
63

                                                                        Limited Term
                                                     --------------------------------------------------
                                                            Year Ended                Year Ended
                                                              4/30/02                   4/30/01
                                                     ------------------------  ------------------------
                                                          Shares        Amount      Shares        Amount
--------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             7,802,621  $ 83,711,250   2,881,650  $ 30,411,778
  Class C                                             8,206,286    87,958,741   1,590,405    16,850,320
  Class R                                               267,337     2,873,080      10,874       114,703
Shares issued to shareholders due to reinvestment of
 distributions:
  Class A                                               865,983     9,296,012     826,969     8,691,917
  Class C                                               162,186     1,737,792     132,544     1,390,806
  Class R                                                 4,371        46,631         593         6,210
--------------------------------------------------------------------------------------------------------
                                                     17,308,784   185,623,506   5,443,035    57,465,734
--------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (4,645,153)  (49,829,925) (6,878,454)  (72,153,638)
  Class C                                            (1,630,440)  (17,454,367) (2,082,470)  (21,851,797)
  Class R                                                (6,547)      (70,259)     (7,701)      (81,187)
--------------------------------------------------------------------------------------------------------
                                                     (6,282,140)  (67,354,551) (8,968,625)  (94,086,622)
--------------------------------------------------------------------------------------------------------
Net increase (decrease)                              11,026,644  $118,268,955  (3,525,590) $(36,620,888)
--------------------------------------------------------------------------------------------------------

3. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 3, 2002, to shareholders of record on May 9, 2002, as follows:

                      High     All-         Intermediate Limited
                     Yield American Insured     Duration    Term
----------------------------------------------------------------
Dividend per share:
 Class A            $.1030   $.0490  $.0440       $.0370  $.0390
 Class B             .0905    .0420   .0370        .0310     N/A
 Class C             .0940    .0435   .0385        .0325   .0360
 Class R             .1065    .0505   .0455        .0385   .0410
----------------------------------------------------------------

N/A - Limited Term is not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in long-term securities and short-term securities for the fiscal year ended April 30, 2002, were as follows:

                               High         All-              Intermediate      Limited
                              Yield     American      Insured     Duration         Term
---------------------------------------------------------------------------------------
Purchases:
 Long-term securities   $61,624,214 $101,991,475 $325,990,474 $478,453,329 $225,097,221
 Short-term securities    5,500,000   22,360,000   47,705,000  182,200,000   64,710,000
Sales and maturities:
 Long-term securities    12,057,439  114,948,267  294,857,794  408,161,081  124,206,656
 Short-term securities    5,500,000   22,360,000   47,705,000  130,570,000   53,710,000
---------------------------------------------------------------------------------------

5. Income Tax Information

The following information is presented on an income tax basis as of April 30, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing income on taxable market discount securities and timing differences in recognizing certain gains and losses on security transactions.

                                                   High          All-                  Intermediate       Limited
                                                  Yield      American       Insured        Duration          Term
-----------------------------------------------------------------------------------------------------------------
Cost of Investments                        $80,149,461  $330,303,573  $788,571,570  $2,690,680,333  $538,108,890
-----------------------------------------------------------------------------------------------------------------

                                                   High          All-                  Intermediate       Limited
                                                  Yield      American       Insured        Duration          Term
-----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation              $ 4,166,353   $17,522,536   $54,566,649    $181,380,074   $16,273,831
Gross unrealized depreciation               (1,617,795)   (5,540,586)     (647,022)    (18,575,193)   (4,329,646)
-----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments $ 2,548,558   $11,981,950   $53,919,627    $162,804,881   $11,944,185
-----------------------------------------------------------------------------------------------------------------

----
64

The tax components of undistributed net investment income and realized gains at April 30, 2002, were as follows:

                                                           High       All-            Intermediate    Limited
                                                          Yield   American    Insured     Duration       Term
-------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) tax-exempt income $493,700 $2,124,979 $3,422,968  $10,031,482 $2,105,647
Undistributed ordinary income*                            2,224      2,649         --      607,484         --
Undistributed long-term capital gains                        --         --         --    4,666,945         --
-------------------------------------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended April 30, 2002, were as follows:

                                                 High        All-             Intermediate     Limited
                                                Yield    American     Insured     Duration        Term
------------------------------------------------------------------------------------------------------
Distributions from tax-exempt income       $3,382,343 $18,225,755 $42,186,531 $140,864,347 $21,863,599
Distributions from ordinary income*                --          --     215,524      583,516      36,396
Distributions from long-term capital gains         --          --          --    3,611,219          --
------------------------------------------------------------------------------------------------------

* Ordinary income consists of taxable market discount income and short-term capital gains, if any.

At April 30, 2002, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                           High       All-                Limited
                          Yield   American     Insured       Term
              ---------------------------------------------------
              2003     $     -- $       -- $        -- $3,801,908
              2008       23,319  3,449,095   3,416,332  1,014,670
              2009       96,499  6,509,058   8,126,328  2,353,306
              2010       98,502         --          --    337,553
              ---------------------------------------------------
                Total  $218,320 $9,958,153 $11,542,660 $7,507,437
              ---------------------------------------------------

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net assets of each Fund as follows:

                                   High Yield
Average Daily Net Assets       Management Fee
----------------------------------------------
For the first $125 million         .6000 of 1%
For the next $125 million          .5875 of 1
For the next $250 million          .5750 of 1
For the next $500 million          .5625 of 1
For the next $1 billion            .5500 of 1
For net assets over $2 billion     .5250 of 1
----------------------------------------------

                               All-American, Insured &
                                 Intermediate Duration      Limited Term
Average Daily Net Assets                Management Fee    Management Fee
-------------------------------------------------------------------------
For the first $125 million                  .5000 of 1%       .4500 of 1%
For the next $125 million                   .4875 of 1        .4375 of 1
For the next $250 million                   .4750 of 1        .4250 of 1
For the next $500 million                   .4625 of 1        .4125 of 1
For the next $1 billion                     .4500 of 1        .4000 of 1
For the next $3 billion                     .4250 of 1        .3750 of 1
For net assets over $5 billion              .4125 of 1        .3625 of 1
-------------------------------------------------------------------------

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses to .975 of 1% of the average daily net assets of Insured and .75 of 1% of the average daily net assets of Intermediate Duration, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses in any of the Funds from time to time, which may be terminated at any time at its discretion.

----
65

During the fiscal year ended April 30, 2002, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                               High     All-          Intermediate  Limited
                              Yield American  Insured     Duration     Term
---------------------------------------------------------------------------
Sales charges collected    $361,861 $346,881 $389,586   $270,806   $322,543
Paid to authorized dealers  354,518  346,881  381,350    246,324    322,543
---------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2002, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                        High     All-          Intermediate  Limited
                       Yield American  Insured     Duration     Term
--------------------------------------------------------------------
Commission advances $810,829 $520,751 $513,559   $372,191   $883,819
--------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares collected during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2002, the Distributor retained such 12b-1 fees as follows:

                        High     All-          Intermediate  Limited
                       Yield American  Insured     Duration     Term
--------------------------------------------------------------------
12b-1 fees retained $221,597 $410,109 $297,903   $198,862   $202,533
--------------------------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2002, as follows:

                 High     All-          Intermediate Limited
                Yield American  Insured     Duration    Term
------------------------------------------------------------
CDSC retained $48,640 $127,947 $119,678   $44,722    $26,753
------------------------------------------------------------

7. Investment Composition

At April 30, 2002, the revenue sources by municipal purpose, expressed as a percent of investments, were as follows:

                                    High     All-         Intermediate Limited
                                   Yield American Insured     Duration    Term
 -----------------------------------------------------------------------------
 Basic Materials                      6%     2%      --%       --%        --%
 Capital Goods                        4      1       --        --          2
 Consumer Staples                     4      3       --         3          3
 Education and Civic Organizations    5      7        5         2         12
 Healthcare                          23     19       16        17         18
 Housing/Multifamily                  1      4        6         7          7
 Housing/Single Family               --      4        9         3         --
 Long-Term Care                       3      4       --        --          2
 Tax Obligation/General              --      4        9         6          8
 Tax Obligation/Limited              17      4       12        10         10
 Transportation                      14     14        8         6          7
 U.S. Guaranteed                      1     15       25        16          6
 Utilities                           22     15        7        19         22
 Water and Sewer                     --      2        2        11          1
 Other                               --      2        1        --          2
 -----------------------------------------------------------------------------
                                    100%   100%     100%      100%       100%
 -----------------------------------------------------------------------------

Certain investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest in the event of default (High Yield 3%, All-American 33%, Insured 100%, Intermediate Duration 42% and Limited Term 31%). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

----
66

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  ------------------------


HIGH YIELD


                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                    Ending
                                             Net Invest-       ment         Invest-                       Net
                                           Asset    ment       Gain            ment  Capital            Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains    Total   Value Return(a)
-------------------------------------------------------------------------------------------------------------------------
Class A (6/99)
 2002(e)                                  $18.93   $1.33     $  .84  $2.17   $(1.22)     $--  $(1.22) $19.88      11.73%
 2001                                      18.60    1.19        .34   1.53    (1.20)      --   (1.20)  18.93       8.52
 2000(d)                                   20.00    1.06      (1.61)  (.55)    (.85)      --    (.85)  18.60      (2.69)
Class B (6/99)
 2002(e)                                   18.91    1.19        .85   2.04    (1.08)      --   (1.08)  19.87      10.97
 2001                                      18.58    1.06        .33   1.39    (1.06)      --   (1.06)  18.91       7.70
 2000(d)                                   20.00     .93      (1.61)  (.68)    (.74)      --    (.74)  18.58      (3.36)
Class C (6/99)
 2002(e)                                   18.93    1.22        .85   2.07    (1.12)      --   (1.12)  19.88      11.13
 2001                                      18.59    1.09        .35   1.44    (1.10)      --   (1.10)  18.93       7.96
 2000(d)                                   20.00     .96      (1.60)  (.64)    (.77)      --    (.77)  18.59      (3.16)
Class R (6/99)
 2002(e)                                   18.94    1.37        .84   2.21    (1.26)      --   (1.26)  19.89      11.96
 2001                                      18.61    1.20        .37   1.57    (1.24)      --   (1.24)  18.94       8.72
 2000(d)                                   20.00    1.05      (1.56)  (.51)    (.88)      --    (.88)  18.61      (2.50)
-------------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                Ratios/Supplemental Data
                                       --------------------------------------------------------------------------
                                                 Before Credit/         After          After Credit/
                                                 Reimbursement     Reimbursement(b)   Reimbursement(c)
HIGH YIELD                                     -----------------  -----------------  -----------------
                                                           Ratio              Ratio              Ratio
                                                          of Net             of Net             of Net
                                                         Invest-            Invest-            Invest-
                                               Ratio of     ment  Ratio of     ment  Ratio of     ment
                                               Expenses   Income  Expenses   Income  Expenses   Income
                                        Ending       to       to        to       to        to       to
                                           Net  Average  Average   Average  Average   Average  Average  Portfolio
                                        Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,                     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------------------------------------------
Class A (6/99)
 2002(e)                               $33,911     1.09%    6.76%     1.09%    6.76%     1.08%    6.78%        21%
 2001                                   14,899     1.23     6.35      1.22     6.36      1.20     6.38         11
 2000(d)                                 5,291     1.87*    5.11*      .77*    6.22*      .72*    6.26*        56
Class B (6/99)
 2002(e)                                28,691     1.84     6.02      1.84     6.02      1.83     6.03         21
 2001                                   10,958     1.98     5.62      1.97     5.63      1.95     5.65         11
 2000(d)                                 2,465     2.66*    4.27*     1.51*    5.42*     1.46*    5.47*        56
Class C (6/99)
 2002(e)                                13,485     1.64     6.19      1.64     6.19      1.63     6.21         21
 2001                                    4,675     1.79     5.80      1.78     5.81      1.76     5.83         11
 2000(d)                                 1,694     2.49*    4.44*     1.31*    5.62*     1.26*    5.67*        56
Class R (6/99)
 2002(e)                                 7,096      .89     6.94       .89     6.94       .87     6.95         21
 2001                                    2,845     1.11     6.41      1.09     6.43      1.07     6.45         11
 2000(d)                                 5,249     2.02*    4.66*      .57*    6.11*      .53*    6.16*        56
------------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d)For the period June 7, 1999 (commencement of operations) through April 30, 2000.
(e) As required, effective May 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended April 30, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share of $.10 for each class. This change also increased each of the ratios of net investment income to average net assets by .49% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                See accompanying notes to financial statements.

----
67

Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                                   Investment Operations      Less Distributions
                                                 -------------------------  ---------------------


ALL-AMERICAN


                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                Ending
                                             Net Invest-       ment         Invest-                   Net
Year Ended                                 Asset    ment       Gain            ment Capital         Asset     Total
April 30,                                  Value  Income     (Loss)   Total  Income   Gains  Total  Value Return(a)
---------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2002(d)                                  $10.70    $.59     $  .11  $ .70   $(.57)  $  --  $(.57) $10.83      6.61%
 2001                                      10.33     .57        .36    .93    (.56)     --   (.56)  10.70      9.23
 2000                                      11.43     .56      (1.08)  (.52)   (.56)   (.02)  (.58)  10.33     (4.48)
 1999                                      11.32     .57        .12    .69    (.57)   (.01)  (.58)  11.43      6.23
 1998                                      10.90     .60        .51   1.11    (.60)   (.09)  (.69)  11.32     10.32
Class B (2/97)
 2002(d)                                   10.71     .51        .10    .61    (.48)     --   (.48)  10.84      5.79
 2001                                      10.34     .49        .36    .85    (.48)     --   (.48)  10.71      8.41
 2000                                      11.44     .49      (1.09)  (.60)   (.48)   (.02)  (.50)  10.34     (5.21)
 1999                                      11.33     .49        .12    .61    (.49)   (.01)  (.50)  11.44      5.46
 1998                                      10.91     .51        .51   1.02    (.51)   (.09)  (.60)  11.33      9.51
Class C (6/93)
 2002(d)                                   10.69     .53        .10    .63    (.50)     --   (.50)  10.82      6.01
 2001                                      10.32     .51        .36    .87    (.50)     --   (.50)  10.69      8.63
 2000                                      11.42     .51      (1.09)  (.58)   (.50)   (.02)  (.52)  10.32     (5.02)
 1999                                      11.31     .51        .12    .63    (.51)   (.01)  (.52)  11.42      5.69
 1998                                      10.89     .53        .52   1.05    (.54)   (.09)  (.63)  11.31      9.75
Class R (2/97)
 2002(d)                                   10.71     .61        .12    .73    (.59)     --   (.59)  10.85      6.88
 2001                                      10.34     .59        .36    .95    (.58)     --   (.58)  10.71      9.41
 2000                                      11.44     .59      (1.08)  (.49)   (.59)   (.02)  (.61)  10.34     (4.29)
 1999                                      11.32     .60        .13    .73    (.60)   (.01)  (.61)  11.44      6.54
 1998                                      10.91     .61        .51   1.12    (.62)   (.09)  (.71)  11.32     10.45
---------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(b)   Reimbursement(c)
ALL-AMERICAN                                    -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                           of Net             of Net             of Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                               Assets      Net      Net       Net      Net       Net      Net   Turnover
April 30,                                 (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (10/88)
 2002(d)                               $232,260      .81%    5.40%      .81%    5.40%      .80%    5.40%        29%
 2001                                   246,468      .87     5.33       .87     5.33       .85     5.35         27
 2000                                   259,004      .84     5.29       .84     5.29       .83     5.29         53
 1999                                   312,238      .81     4.97       .81     4.98       .80     4.98         10
 1998                                   236,691      .81     5.27       .81     5.27       .81     5.27         20
Class B (2/97)
 2002(d)                                 43,402     1.56     4.65      1.56     4.65      1.55     4.66         29
 2001                                    37,370     1.62     4.59      1.62     4.59      1.60     4.60         27
 2000                                    32,536     1.59     4.54      1.59     4.54      1.58     4.55         53
 1999                                    31,804     1.56     4.21      1.54     4.23      1.54     4.23         10
 1998                                     8,706     1.56     4.47      1.56     4.47      1.56     4.47         20
Class C (6/93)
 2002(d)                                 68,617     1.36     4.85      1.36     4.85      1.35     4.86         29
 2001                                    68,025     1.42     4.78      1.42     4.78      1.40     4.80         27
 2000                                    67,577     1.39     4.73      1.39     4.73      1.38     4.74         53
 1999                                    80,036     1.37     4.42      1.36     4.43      1.35     4.43         10
 1998                                    62,336     1.36     4.72      1.36     4.72      1.36     4.72         20
Class R (2/97)
 2002(d)                                  4,449      .60     5.62       .60     5.62       .60     5.62         29
 2001                                     2,546      .67     5.54       .67     5.54       .65     5.56         27
 2000                                     3,111      .64     5.50       .64     5.50       .63     5.51         53
 1999                                     2,737      .62     5.17       .61     5.17       .61     5.17         10
 1998                                     4,510      .61     5.42       .61     5.42       .61     5.42         20
-------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective May 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended April 30, 2002, was to increase each of the ratios of net investment income to average net assets by .03% for each class. This change had no impact on the net investment income per share nor the net realized/unrealized investment gain (loss) per share. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                See accompanying notes to financial statements.

----
68

Selected data for a share outstanding throughout each year:


Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


INSURED



                                                                Net
                                                          Realized/
                                                         Unrealized
                                       Beginning     Net    Invest-             Net                  Ending
                                             Net Invest-       ment         Invest-                     Net
                                           Asset    ment       Gain            ment  Capital          Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002(d)                                  $10.71    $.53      $ .08  $ .61    $(.54)   $  --  $(.54) $10.78      5.75%
 2001                                      10.35     .54        .36    .90     (.54)      --   (.54)  10.71      8.86
 2000                                      11.16     .54       (.79)  (.25)    (.54)    (.02)  (.56)  10.35     (2.19)
 1999                                      11.03     .54        .16    .70     (.54)    (.03)  (.57)  11.16      6.43
 1998                                      10.66     .54        .41    .95     (.55)    (.03)  (.58)  11.03      9.05
Class B (2/97)
 2002(d)                                   10.72     .45        .07    .52     (.46)      --   (.46)  10.78      4.87
 2001                                      10.35     .46        .37    .83     (.46)      --   (.46)  10.72      8.17
 2000                                      11.16     .46       (.79)  (.33)    (.46)    (.02)  (.48)  10.35     (2.94)
 1999                                      11.03     .45        .16    .61     (.45)    (.03)  (.48)  11.16      5.63
 1998                                      10.67     .46        .39    .85     (.46)    (.03)  (.49)  11.03      8.14
Class C (9/94)
 2002(d)                                   10.63     .46        .07    .53     (.47)      --   (.47)  10.69      5.05
 2001                                      10.26     .48        .36    .84     (.47)      --   (.47)  10.63      8.36
 2000                                      11.05     .47       (.77)  (.30)    (.47)    (.02)  (.49)  10.26     (2.64)
 1999                                      10.92     .47        .16    .63     (.47)    (.03)  (.50)  11.05      5.86
 1998                                      10.56     .48        .39    .87     (.48)    (.03)  (.51)  10.92      8.39
Class R (12/86)
 2002(d)                                   10.68     .55        .06    .61     (.55)      --   (.55)  10.74      5.84
 2001                                      10.31     .56        .37    .93     (.56)      --   (.56)  10.68      9.18
 2000                                      11.11     .56       (.78)  (.22)    (.56)    (.02)  (.58)  10.31     (1.94)
 1999                                      10.98     .56        .15    .71     (.55)    (.03)  (.58)  11.11      6.62
 1998                                      10.62     .56        .39    .95     (.56)    (.03)  (.59)  10.98      9.17
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                 Ratios/Supplemental Data
                                       ---------------------------------------------------------------------------
                                                  Before Credit/         After          After Credit/
                                                  Reimbursement     Reimbursement(b)   Reimbursement(c)
INSURED                                         -----------------  -----------------  -----------------
                                                            Ratio              Ratio              Ratio
                                                               of                 of                 of
                                                              Net                Net                Net
                                                          Invest-            Invest-            Invest-
                                                Ratio of     ment  Ratio of     ment  Ratio of     ment
                                                Expenses   Income  Expenses   Income  Expenses   Income
                                         Ending       to       to        to       to        to       to
                                            Net  Average  Average   Average  Average   Average  Average  Portfolio
                                         Assets      Net      Net       Net      Net       Net      Net   Turnover
Year Ended April 30,                      (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
-------------------------------------------------------------------------------------------------------------------
Class A (9/94)
 2002(d)                               $142,345      .84%    4.86%      .84%    4.86%      .84%    4.87%        35%
 2001                                   120,700      .83     5.10       .83     5.10       .82     5.11         20
 2000                                   109,729      .83     5.09       .83     5.09       .83     5.09         44
 1999                                   109,986      .82     4.80       .82     4.80       .81     4.80         13
 1998                                    90,459      .86     4.91       .86     4.91       .86     4.91         40
Class B (2/97)
 2002(d)                                 30,529     1.59     4.11      1.59     4.11      1.59     4.12         35
 2001                                    24,161     1.58     4.35      1.58     4.35      1.57     4.35         20
 2000                                    17,035     1.59     4.35      1.59     4.35      1.58     4.35         44
 1999                                    13,602     1.56     4.05      1.56     4.05      1.56     4.05         13
 1998                                     4,992     1.61     4.14      1.61     4.14      1.61     4.14         40
Class C (9/94)
 2002(d)                                 21,871     1.39     4.31      1.39     4.31      1.39     4.32         35
 2001                                    14,858     1.38     4.55      1.38     4.55      1.37     4.56         20
 2000                                    10,990     1.38     4.54      1.38     4.54      1.38     4.54         44
 1999                                    10,947     1.36     4.25      1.36     4.25      1.36     4.25         13
 1998                                     8,037     1.41     4.36      1.41     4.36      1.41     4.36         40
Class R (12/86)
 2002(d)                                653,220      .64     5.06       .64     5.06       .64     5.07         35
 2001                                   640,759      .63     5.30       .63     5.30       .62     5.31         20
 2000                                   636,872      .63     5.28       .63     5.28       .62     5.29         44
 1999                                   726,228      .62     5.00       .62     5.00       .62     5.00         13
 1998                                   727,068      .66     5.12       .66     5.12       .66     5.12         40
-------------------------------------------------------------------------------------------------------------------

(a)Total returns are calculated on net asset value without any sales charge and are not annualized.
(b)After expense reimbursement from the investment adviser, where applicable.
(c)After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective May 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended April 30, 2002, was to increase each of the ratios of net investment income to average net assets by .02% for each class. This change had no impact on the net investment income per share nor the net realized/unrealized investment gain (loss) per share. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.



                                See accompanying notes to financial statements.

----
69

Selected data for a share outstanding throughout each year:

Class (Inception Date)
                                                   Investment Operations       Less Distributions
                                                 -------------------------  -----------------------


INTERMEDIATE DURATION



                                                                Net
                                                          Realized/
                                       Beginning     Net Unrealized             Net                  Ending
                                             Net Invest-    Invest-         Invest-                     Net
                                           Asset    ment  ment Gain            ment  Capital          Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains   Total  Value Return(a)
-----------------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2002(d)                                   $9.23    $.45      $ .05  $ .50    $(.45)   $(.01) $(.46)  $9.27      5.54%
 2001                                       8.91     .45        .33    .78     (.45)    (.01)  (.46)   9.23      8.99
 2000                                       9.57     .45       (.65)  (.20)    (.45)    (.01)  (.46)   8.91     (2.02)
 1999                                       9.46     .45        .13    .58     (.45)    (.02)  (.47)   9.57      6.28
 1998                                       9.14     .46        .35    .81     (.46)    (.03)  (.49)   9.46      9.00
Class B (2/97)
 2002(d)                                    9.23     .38        .05    .43     (.38)    (.01)  (.39)   9.27      4.73
 2001                                       8.91     .38        .34    .72     (.39)    (.01)  (.40)   9.23      8.19
 2000                                       9.57     .39       (.66)  (.27)    (.38)    (.01)  (.39)   8.91     (2.78)
 1999                                       9.46     .38        .13    .51     (.38)    (.02)  (.40)   9.57      5.49
 1998                                       9.15     .38        .35    .73     (.39)    (.03)  (.42)   9.46      8.09
Class C (6/95)
 2002(d)                                    9.22     .40        .06    .46     (.40)    (.01)  (.41)   9.27      5.05
 2001                                       8.90     .40        .33    .73     (.40)    (.01)  (.41)   9.22      8.36
 2000                                       9.57     .40       (.66)  (.26)    (.40)    (.01)  (.41)   8.90     (2.71)
 1999                                       9.44     .40        .15    .55     (.40)    (.02)  (.42)   9.57      5.91
 1998                                       9.14     .40        .34    .74     (.41)    (.03)  (.44)   9.44      8.20
Class R (11/76)
 2002(d)                                    9.24     .47        .05    .52     (.47)    (.01)  (.48)   9.28      5.74
 2001                                       8.91     .47        .34    .81     (.47)    (.01)  (.48)   9.24      9.32
 2000                                       9.58     .47       (.66)  (.19)    (.47)    (.01)  (.48)   8.91     (1.93)
 1999                                       9.46     .47        .14    .61     (.47)    (.02)  (.49)   9.58      6.59
 1998                                       9.15     .48        .34    .82     (.48)    (.03)  (.51)   9.46      9.09
-----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                   Ratios/Supplemental Data
                                       --------------------------------------------------------------------------------
                                                    Before Credit/           After           After Credit/
                                                     Reimbursement     Reimbursement(b)    Reimbursement(c)
INTERMEDIATE DURATION                             ------------------  ------------------  ------------------
                                                            Ratio of            Ratio of            Ratio of
                                                                 Net                 Net                 Net
                                                             Invest-             Invest-             Invest-
                                                  Ratio of      ment  Ratio of      ment  Ratio of      ment
                                                  Expenses    Income  Expenses    Income  Expenses    Income
                                           Ending       to        to        to        to        to        to
                                              Net  Average   Average   Average   Average   Average   Average  Portfolio
                                           Assets      Net       Net       Net       Net       Net       Net   Turnover
Year Ended April 30,                        (000)   Assets    Assets    Assets    Assets    Assets    Assets       Rate
------------------------------------------------------------------------------------------------------------------------
Class A (6/95)
 2002(d)                               $  258,363      .80%     4.83%      .80%     4.83%      .79%     4.83%        15%
 2001                                     192,021      .79      4.90       .79      4.90       .78      4.91          9*
 2000                                     116,621      .80      5.01       .80      5.01       .79      5.02         13
 1999                                     120,418      .77      4.71       .77      4.71       .77      4.71         12
 1998                                      97,029      .80      4.83       .80      4.83       .80      4.83         10
Class B (2/97)
 2002(d)                                   18,837     1.55      4.08      1.55      4.08      1.54      4.09         15
 2001                                      12,912     1.54      4.15      1.54      4.15      1.53      4.16          9*
 2000                                      11,560     1.55      4.27      1.55      4.27      1.54      4.28         13
 1999                                      10,086     1.52      3.96      1.52      3.96      1.52      3.96         12
 1998                                       4,136     1.56      4.05      1.56      4.05      1.56      4.05         10
Class C (6/95)
 2002(d)                                   31,690     1.35      4.28      1.35      4.28      1.34      4.28         15
 2001                                      18,421     1.34      4.35      1.34      4.35      1.33      4.36          9*
 2000                                       6,920     1.35      4.47      1.35      4.47      1.34      4.48         13
 1999                                       7,191     1.32      4.15      1.32      4.15      1.32      4.15         12
 1998                                       4,886     1.35      4.29      1.35      4.29      1.35      4.29         10
Class R (11/76)
 2002(d)                                2,550,022      .60      5.03       .60      5.03       .59      5.03         15
 2001                                   2,531,085      .59      5.11       .59      5.11       .58      5.11          9*
 2000                                   2,495,259      .59      5.21       .59      5.21       .59      5.22         13
 1999                                   2,834,016      .57      4.90       .57      4.90       .57      4.90         12
 1998                                   2,818,442      .60      5.04       .60      5.04       .60      5.04         10
------------------------------------------------------------------------------------------------------------------------

* The cost of securities acquired in the acquisition of Intermediate of $53,652,345 were excluded from the portfolio turnover rate calculation.
(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.
(d) As required, effective May 1, 2001, the Funds have adopted the provisions of the new AICPA Audit and Accounting Guide for Investment Companies and began accreting taxable market discount on debt securities. The effect of this change for the fiscal year ended April 30, 2002, was to increase net investment income per share with a corresponding decrease in net realized/unrealized investment gain (loss) per share of $.01 for each class. This change also increased each of the ratios of net investment income to average net assets by .10% for each class. The Financial Highlights for the prior periods have not been restated to reflect this change in presentation.


                                See accompanying notes to financial statements.

----
70

Selected data for a share outstanding throughout each period:


Class (Inception Date)
                                                   Investment Operations      Less Distributions
                                                 -------------------------  ----------------------


LIMITED TERM



                                                                Net
                                                          Realized/
                                       Beginning     Net Unrealized             Net                 Ending
                                             Net Invest-    Invest-         Invest-                    Net
                                           Asset    ment  ment Gain            ment  Capital         Asset     Total
Year Ended April 30,                       Value  Income     (Loss)   Total  Income    Gains  Total  Value Return(a)
----------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2002                                     $10.63    $.48      $ .10  $ .58    $(.49)     $-- $(.49) $10.72      5.54%
 2001                                      10.35     .49        .28    .77     (.49)      --  (.49)  10.63      7.62
 2000                                      10.89     .49       (.55)  (.06)    (.48)      --  (.48)  10.35      (.57)
 1999                                      10.80     .49        .10    .59     (.50)      --  (.50)  10.89      5.57
 1998                                      10.61     .51        .19    .70     (.51)      --  (.51)  10.80      6.67
Class C (12/95)
 2002                                      10.61     .44        .10    .54     (.45)      --  (.45)  10.70      5.20
 2001                                      10.34     .45        .28    .73     (.46)      --  (.46)  10.61      7.16
 2000                                      10.87     .45       (.54)  (.09)    (.44)      --  (.44)  10.34      (.82)
 1999                                      10.79     .45        .10    .55     (.47)      --  (.47)  10.87      5.13
 1998                                      10.60     .47        .19    .66     (.47)      --  (.47)  10.79      6.33
Class R (2/97)
 2002                                      10.60     .50        .09    .59     (.51)      --  (.51)  10.68      5.70
 2001                                      10.33     .51        .28    .79     (.52)      --  (.52)  10.60      7.78
 2000                                      10.87     .51       (.55)  (.04)    (.50)      --  (.50)  10.33      (.35)
 1999                                      10.78     .51        .11    .62     (.53)      --  (.53)  10.87      5.81
 1998                                      10.59     .53        .19    .72     (.53)      --  (.53)  10.78      6.87
----------------------------------------------------------------------------------------------------------------------

Class (Inception Date)
                                                                  Ratios/Supplemental Data
                                       ------------------------------------------------------------------------------
                                                  Before Credit/           After           After Credit/
                                                   Reimbursement     Reimbursement(b)    Reimbursement(c)
LIMITED TERM                                    ------------------  ------------------  ------------------
                                                          Ratio of            Ratio of            Ratio of
                                                               Net                 Net                 Net
                                                           Invest-             Invest-             Invest-
                                                Ratio of      ment  Ratio of      ment  Ratio of      ment
                                                Expenses    Income  Expenses    Income  Expenses    Income
                                         Ending       to        to        to        to        to        to
                                            Net  Average   Average   Average   Average   Average   Average  Portfolio
                                         Assets      Net       Net       Net       Net       Net       Net   Turnover
Year Ended April 30,                      (000)   Assets    Assets    Assets    Assets    Assets    Assets       Rate
----------------------------------------------------------------------------------------------------------------------
Class A (10/87)
 2002                                  $405,542      .75%     4.46%      .75%     4.46%      .73%     4.47%        26%
 2001                                   359,383      .76      4.65       .76      4.65       .76      4.65         22
 2000                                   382,808      .73      4.63       .73      4.63       .73      4.63         37
 1999                                   456,171      .77      4.45       .77      4.45       .77      4.45         16
 1998                                   438,134      .77      4.70       .77      4.70       .77      4.70         30
Class C (12/95)
 2002                                   148,198     1.09      4.11      1.09      4.11      1.08      4.12         26
 2001                                    75,476     1.11      4.30      1.11      4.30      1.11      4.30         22
 2000                                    77,228     1.08      4.28      1.08      4.28      1.08      4.28         37
 1999                                    88,044     1.12      4.09      1.12      4.09      1.12      4.09         16
 1998                                    33,952     1.12      4.35      1.12      4.35      1.12      4.35         30
Class R (2/97)
 2002                                     3,219      .52      4.64       .52      4.64       .51      4.65         26
 2001                                       384      .56      4.84       .56      4.84       .56      4.85         22
 2000                                       335      .53      4.81       .53      4.81       .53      4.81         37
 1999                                     1,173      .57      4.64       .57      4.64       .57      4.64         16
 1998                                       701      .59      4.86       .59      4.86       .59      4.86         30
----------------------------------------------------------------------------------------------------------------------

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.
(b) After expense reimbursement from the Investment adviser, where applicable.
(c) After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
71

Report of Independent Accountants


To the Board of Trustees and Shareholders of Nuveen Municipal Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (constituting Nuveen Municipal Trust, hereafter referred to as the "Funds") at April 30, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial statements and financial highlights of the Funds as of April 30, 2001 and for the periods then ended and prior were audited by other independent accountants whose report dated June 7, 2001 expressed an unqualified opinion on those statements.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois
June 14, 2002


----
72

                                     Notes

----
73

--------------------------------------------------------------------------------
  Trustees and Officers
================================================================================

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787.

                                                                                                            Number of
                                               Year First                                                 Portfolios in
Name,                       Position(s)        Elected or   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Appointed and  Including other Directorships                  Overseen by
and Address                 the Fund         Term of Office During Past 5 Years                              Trustee
-----------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:
-----------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the    1994 Term    Chairman and Director (since July 1996) of         129
3/28/1949                   Board, President Indefinite (2) The John Nuveen Company and Nuveen
333 W. Wacker Drive         and Trustee                     Investments; prior thereto, Executive Vice
Chicago, IL 60606                                           President and Director of The John Nuveen
                                                            Company and Nuveen Investments; Director
                                                            (since 1992) and Chairman (since 1996) of
                                                            Nuveen Advisory Corp. and Nuveen
                                                            Institutional Advisory Corp.; Chairman and
                                                            Director (since January 1997) of Nuveen
                                                            Asset Management, Inc.; Director (since
                                                            1996) of Institutional Capital Corporation;
                                                            Chairman and Director (since 1999) of
                                                            Rittenhouse Financial Services Inc.; Chief
                                                            Executive Officer (since September 1999) of
                                                            Nuveen Senior Loan Asset Management Inc.

Trustees who are not interested persons of the Funds:
-----------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Trustee            1997 Term    Private Investor and Management Consultant.        112
8/22/1940                                    Indefinite (2)
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee            1993 Term    Retired (August 1989) as Senior Vice               112
7/29/1934                                    Indefinite (2) President of The Northern Trust Company.
333 W. Wacker Drive
Chicago, IL 60606
-----------------------------------------------------------------------------------------------------------------------
Anne E. Impellizzeri        Trustee            1994 Term    Retired (2002); formerly, Executive Director       112
1/26/1933                                    Indefinite (2) (since 1998) of Manitoga (Center for Russel
333 W. Wacker Drive                                         Wright's Design with Nature); prior thereto,
Chicago, IL 60606                                           President and Chief Executive Officer of
                                                            Blanton-Peale Institutes of Religion and
                                                            Health (since December 1990); prior thereto,
                                                            Vice President, Metropolitan Life Insurance
                                                            Co.
-----------------------------------------------------------------------------------------------------------------------
Peter R. Sawers             Trustee            1991 Term    Adjunct Professor of Business and Economics,       112
4/3/1933                                     Indefinite (2) University of Dubuque, Iowa; Director,
333 W. Wacker Drive                                         Executive Service Corps of Chicago
Chicago, IL 60606                                           (not-for-profit); Director, Hadley School
                                                            for the Blind (not-for-profit); formerly
                                                            (1991-2000) Adjunct Professor, Lake Forest
                                                            Graduate School of Management, Lake Forest,
                                                            Illinois; prior thereto, Executive Director,
                                                            Towers Perrin Australia, a management
                                                            consulting firm; Chartered Financial
                                                            Analyst; Certified Management Consultant.
-----------------------------------------------------------------------------------------------------------------------
William J. Schneider        Trustee            1997 Term    Senior Partner and Chief Operating Officer,        112
9/24/1944                                    Indefinite (2) Miller-Valentine Group, Vice President,
333 W. Wacker Drive                                         Miller-Valentine Realty, a development and
Chicago, IL 60606                                           contract company; Chair, Miami Valley
                                                            Hospital; Vice Chair, Miami Valley Economic
                                                            Development Coalition; formerly, Member,
                                                            Community Advisory Board, National City
                                                            Bank, Dayton, Ohio; and Business Advisory
                                                            Council, Cleveland Federal Reserve Bank.
-----------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale         Trustee            1997 Term    Executive Director, Gaylord and Dorothy            112
12/29/1947                                   Indefinite (2) Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                                         thereto, Executive Director, Great Lakes
Chicago, IL 60606                                           Protection Fund (from 1990 to 1994).

----
74

--------------------------------------------------------------------------------

                                                                                                      Number of
                                                                                                    Portfolios in
Name,                 Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate             Held with           Elected or  Including other Directorships                  Overseen by
and Address           the Fund           Appointed(3) During Past 5 Years                              Officer
-----------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-----------------------------------------------------------------------------------------------------------------
Michael T. Atkinson   Vice President         2002     Vice President (since January 2002),               129
2/3/1966                                              formerly, Assistant Vice President (since
333 W. Wacker Drive                                   2000), previously, Associate of Nuveen
Chicago, IL 60606                                     Investments.


-----------------------------------------------------------------------------------------------------------------
Paul L. Brennan       Vice President         2002     Vice President (since January 2002),               127
11/10/1966                                            formerly, Assistant Vice President, of
333 W. Wacker Drive                                   Nuveen Advisory Corp.
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President and     1999     Vice President of Nuveen Investments (since        129
11/28/1967            Treasurer                       January 1999), prior thereto, Assistant Vice
333 W. Wacker Drive                                   President (from January 1997); formerly,
Chicago, IL 60606                                     Associate of Nuveen Investments; Vice
                                                      President and Treasurer (since September
                                                      1999) of Nuveen Senior Loan Asset Management
                                                      Inc.; Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Michael S. Davern     Vice President         1997     Vice President of Nuveen Advisory Corp.            127
6/26/1957
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Susan M. DeSanto      Vice President         2001     Vice President of Nuveen Advisory Corp.            129
9/8/1954                                              (since August 2001); previously, Vice
333 W. Wacker Drive                                   President of Van Kampen Investment Advisory
Chicago, IL 60606                                     Corp. (since 1998); prior thereto, Assistant
                                                      Vice President of Van Kampen Investment
                                                      Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President         2002     Vice President (since January 2002),               129
9/24/1964                                             formerly Assistant Vice President and
333 W. Wacker Drive                                   Assistant General Counsel (since May 1998)
Chicago, IL 60606                                     of Nuveen Investments; Assistant Vice
                                                      President and Assistant Secretary (since
                                                      1998) of Nuveen Advisory Corp. and Nuveen
                                                      Institutional Advisory Corp.; prior thereto,
                                                      Associate at the law firm D'Ancona Partners
                                                      LLC


-----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President         1998     Vice President of Nuveen Investments; Vice         129
10/24/1945                                            President (since January 1998) of Nuveen
333 W. Wacker Drive                                   Advisory Corp. and Nuveen Institutional
Chicago, IL 60606                                     Advisory Corp.


-----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President         1995     Managing Director of Nuveen Advisory Corp.         127
3/2/1964                                              and Nuveen Institutional Advisory Corp.
333 W. Wacker Drive                                   (since February 2001); prior thereto, Vice
Chicago, IL 60606                                     President of Nuveen Advisory Corp.;
                                                      Chartered Financial Analyst.


-----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President and     1998     Vice President of Nuveen Investments and           129
5/31/1954             Controller                      (since May 1998) The John Nuveen Company;
333 W. Wacker Drive                                   Vice President (since September 1999) of
Chicago, IL 60606                                     Nuveen Senior Loan Asset Management Inc.;
                                                      Certified Public Accountant.


-----------------------------------------------------------------------------------------------------------------
J. Thomas Futrell     Vice President         1992     Vice President of Nuveen Advisory Corp.;           127
7/5/1955                                              Chartered Financial Analyst.
333 W. Wacker Drive
Chicago, IL 60606


-----------------------------------------------------------------------------------------------------------------
Richard A. Huber      Vice President         1997     Vice President of Nuveen Institutional             127
3/26/1963                                             Advisory Corp. (since March 1998) and Nuveen
333 W. Wacker Drive                                   Advisory Corp.
Chicago, IL 60606

----
75

--------------------------------------------------------------------------------
  Trustees and Officers (continued)
================================================================================

                                                                                                        Number of
                                                                                                      Portfolios in
Name,                   Position(s)         Year First  Principal Occupation(s)                       Fund Complex
Birthdate               Held with           Elected or  Including other Directorships                  Overseen by
and Address             the Fund           Appointed(3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------------

Steven J. Krupa         Vice President         1990     Vice President of Nuveen Advisory Corp.            127
8/21/1957
333 W. Wacker Drive
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
David J. Lamb           Vice President         2000     Vice President (since March 2000) of Nuveen        129
3/22/1963                                               Investments, previously Assistant Vice
333 W. Wacker Drive                                     President (since January 1999); prior
Chicago, IL 60606                                       thereto, Associate of Nuveen Investments;
                                                        Certified Public Accountant.


-------------------------------------------------------------------------------------------------------------------
Larry W. Martin         Vice President and     1992     Vice President, Assistant Secretary and            129
7/27/1951               Assistant                       Assistant General Counsel of Nuveen
Assistant Secretary     Secretary                       Investments; Vice President and Assistant
333 W. Wacker Drive                                     Secretary of Nuveen Advisory Corp. and
Chicago, IL 60606                                       Nuveen Institutional Advisory Corp.; Vice
                                                        President and Assistant Secretary of The
                                                        John Nuveen Company and Nuveen Asset
                                                        Management, Inc.; Vice President and
                                                        Assistant Secretary (since September 1999)
                                                        of Nuveen Senior Loan Asset Management Inc.


-------------------------------------------------------------------------------------------------------------------
Edward F. Neild, IV     Vice President         1996     Managing Director (since September 1997),          129
7/7/1965                                                previously Vice President of Nuveen Advisory
333 W. Wacker Drive                                     Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                       Corp.; Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------------
Thomas J. O'Shaughnessy Vice President         2002     Vice President (since January 2002),               127
9/4/1960                                                formerly, Assistant Vice President (1998),
333 W. Wacker Drive                                     of Nuveen Advisory Corp.; prior thereto,
Chicago, IL 60606                                       Portfolio Manager.


-------------------------------------------------------------------------------------------------------------------
Thomas C. Spalding, Jr. Vice President         1982     Vice President of Nuveen Advisory Corp. and        127
7/31/1951                                               Nuveen Institutional Advisory Corp.;
333 W. Wacker Drive                                     Chartered Financial Analyst.
Chicago, IL 60606


-------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman    Vice President and     1992     Managing Director (since January 2002;             129
9/9/1956                Secretary                       formerly Vice President), Assistant
333 W. Wacker Drive                                     Secretary and Associate General Counsel,
Chicago, IL 60606                                       formerly Assistant General Counsel, of
                                                        Nuveen Investments; Managing Director (since
                                                        January 2002; formerly Vice President) and
                                                        Assistant Secretary of Nuveen Advisory Corp.
                                                        and Nuveen Institutional Advisory Corp.;
                                                        Vice President and Assistant Secretary of
                                                        The John Nuveen Company; Managing Director
                                                        (since January 2002; formerly Vice
                                                        President) and Assistant Secretary (since
                                                        September 1999) of Nuveen Senior Loan Asset
                                                        Management Inc.; Chartered Financial Analyst.

(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Advisory Corp.
(2)Trustees serve an indefinite term until his/her successor is elected.
(3)Officers serve one year terms through July of each year.

----
76

Fund Information
--------------------------------------------------------------------------------
Fund Manager
Nuveen Investment Management
333 West Wacker Drive
Chicago, IL 60606

Legal Counsel
Morgan, Lewis & Bockius LLP
Washington, D.C.

Independent Accountants
PricewaterhouseCoopers LLP
Chicago, IL

Transfer Agent and Shareholder Services
J.P. Morgan Investor Services Co.
Nuveen Investor Services
P.O. Box 660086
Dallas, Texas 75266-0086
(800) 257-8787










NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

Serving
Investors
For Generations
--------------------------------------------------------------------------------
[Photo of John Nuveen, Sr. appears here]

John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, John Nuveen & Co. Incorporated has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.

[GRAPHIC]

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                                   VAN-NAT-04-02